UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Company Investment Act file number	811-05149 811-10631

Name of Fund:

Merrill Lynch Funds for Institutions Series
     Merrill Lynch Premier Institutional Fund
     Merrill Lynch Institutional Fund
     Merrill Lynch Institutional Tax-Exempt Fund
     Merrill Lynch Government Fund
     Merrill Lynch Treasury Fund

Name of Fund:	Master Institutional Money Market Trust Master Premier Institutional Fund Master Institutional Fund Master Institutional Tax-Exempt Fund

Fund Address:	P.O. Box 9011 Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive Officer, Merrill Lynch Funds for Institutions Series and Master Institutional Money Market Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (609) 282-2800

Date of fiscal year end: 04/30/07

Date of reporting period: 05/01/06 - 10/31/06

Item 1 - Report to Stockholders

Semi-Annual Report
October 31, 2006

Merrill Lynch
Funds For Institutions Series

Merrill Lynch Premier Institutional Fund
Merrill Lynch Institutional Fund
Merrill Lynch Government Fund
Merrill Lynch Treasury Fund
Merrill Lynch Institutional Tax-Exempt Fund

Dear Shareholder:

We are pleased to provide you with this semi-annual report for the Merrill Lynch Funds for Institutions Series.

Economic Environment

The recurring themes in the market throughout most of the period were rising short-term interest rates and higher energy prices. The Federal Reserve Board (Fed) raised the target federal funds rate in two increments of .25%, bringing the target rate from 4.75% to 5.25% during the semi-annual period. However, The Fed held the rate steady at its meetings on August 8, September 20 and October 25, 2006. The third quarter of 2006 was the first without an increase in the federal funds target rate since the first quarter of 2004.

In the statement following its October 25 meeting, the Federal Open Market Committee (FOMC) wrote: “Economic growth has slowed over the course of the year, partly reflecting a cooling of the housing market. Going forward, the economy seems likely to expand at a moderate pace.” In a cautionary tone, however, the FOMC indicated that “the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

The decision to keep interest rates unchanged was not unanimous, as Richmond Federal Reserve Bank President Jeffery Lacker called for yet another rate hike at all three meetings. In any event, the Fed again acknowledged that some inflation risks remain and that any changes in rates would likely be data-dependent.

The yield curve became slightly inverted during the past six months. At the end of the period on October 31, 2006, the 10- and two-year Treasury notes yielded 4.61% and 4.71%, respectively. Short-term interest rates were volatile during the period, rising rather steadily between November 2005 and June 2006 before declining through most of the remainder of the fiscal year. The yield on the two-year note peaked at 5.27% in late June 2006, and then dipped to a low of 4.60% in early October. The 10-year Treasury yield reached a high of 5.42% late in the second quarter of 2006 before falling to a low of 4.56% in late September. The one-year London Interbank Offered Rate (LIBOR) was much less volatile relative to Treasury yields. The LIBOR was 5.33% at April 30, 2006, and then rose moderately before peaking at 5.75% in early July. At October 31, the rate stood at 5.34% — a net increase of just one basis point over the six-month period.

Oil prices climbed above $78.00 per barrel early in the third quarter of 2006. However, prices declined significantly in late summer and into October amid slowing demand and weakness in both oil and natural gas futures. The price stood at $58.73 per barrel at October 31, 2006. In addition, gross domestic product (GDP) growth rose at an annual rate of 1.6% in the third quarter of 2006, according to advance estimates released by the Bureau of Economic Analysis in late October. This followed a 2.6% GDP growth rate for the second quarter of the year.

Though economic activity has slowed, positive revenue streams have reduced municipalities’ need to borrow in the short-term municipal market. Reduced municipal issuance and a positive market backdrop caused yield ratios on fixed rate municipal notes to approach historically low levels, at close to 65% of their taxable counterparts. Yields on variable rate demand notes remained volatile, and their ratios fluctuated between 60% and 70% of their taxable counterparts.

Portfolio Matters

Merrill Lynch Premier Institutional Fund
Merrill Lynch Institutional Fund

For the six-month period ended October 31, 2006, Merrill Lynch Premier Institutional Fund’s net annualized yield was 5.03%. The Fund’s seven-day net annualized yield as of October 31, 2006, was 5.21%. The Fund’s average portfolio maturity at October 31, 2006, was 42 days, compared to 57 days at April 30, 2006.

For the six-month period ended October 31, 2006, Merrill Lynch Institutional Fund’s net annualized yield was 4.98%. The Fund’s seven-day net annualized yield as of October 31, 2006, was 5.11%. The Fund’s average portfolio maturity at October 31, 2006, was 44 days, compared to 52 days at April 30, 2006.

During the six-month period, we generally maintained an average duration target in the 50- to 60-day range for Premier Institutional Fund and in the 40- to 55-day range for Institutional Fund. Such ranges represented a modest decline from the durations targeted during the prior semi-annual period. We invested available monies primarily in commercial paper and certificates of deposit maturing in approximately one to three months in keeping with our efforts to maintain a moderately defensive stance.

At times during the period, we made incremental investments in the six-month sector to take advantage of the intermittent steepness of the money market yield curve. As the period progressed, the slope of the money market curve contracted despite the Fed’s

2    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

continuing bias toward higher rates. Therefore, we avoided longer-term securities as their yields did not appear to compensate investors for the risk of any future rate increases.

Looking ahead, we believe that the mixed performance of key economic indicators, along with stubbornly high inflation, suggests the Fed could remain on hold for the foreseeable future. In our view, this suggests that a relatively defensive, laddered portfolio structure may continue to be appropriate in the near term.

Merrill Lynch Government Fund

For the six-month period ended October 31, 2006, Merrill Lynch Government Fund’s net annualized yield was 4.82%. The Fund’s seven-day net annualized yield as of October 31, 2006, was 4.99%. The Fund’s average weighted maturity at October 31, 2006, was 25 days, compared to 46 days at April 30, 2006.

Throughout the six-month period, we sought to maintain a more conservative profile for the Fund despite a volatile flow of assets in and out of the portfolio and a drag from lower-yielding investments, which hampered the Fund’s performance.

At the beginning of the period, the portfolio’s weighted average maturity stood at 46 days, reflective of the market’s belief that the Fed could be nearing the end of its tightening cycle. However, ensuing economic and inflationary data offered little evidence to support this view. Ultimately, the Fed raised the target federal funds rate in May and again in late June, resulting in a continued flattening of the U.S. Treasury yield curve. While yields moved commensurately higher during this timeframe, lack of front-end agency supply limited the attractiveness of this asset class, particularly since yields were very tight to financing levels. As a result, we allowed the Fund’s weighted average maturity to drift into the low-40-day area. Within the floating rate sector, we replaced some of our maturing securities with monthly LIBOR floaters whose spreads were attractive to corporate floaters with similar maturity dates. For most of the first three months, we remained content to limit our involvement in longer-dated issues. Toward the end of June, however, there was speculation that the Fed might pause its tightening cycle in subsequent meetings as employment growth failed to meet market expectations. Consequently, we used this opportunity to add modestly to the portfolio’s exposure to the one-year sector, as the yield on these securities reached 5.50%. At June 30, the Fund’s weighted average maturity stood at 40 days.

As we moved into the second half of 2006, on the heels of the Fed’s June 29 rate hike, our investment strategy was to continue to build liquidity and maintain a conservative weighted average maturity. Market participants were already projecting that GDP growth in the second half of 2006 could fall below 3%, which allowed the market to embrace the possibility that the Fed could be on hold starting in August. Housing and employment data continued to show softness. Meanwhile, oil prices remained high but showed signs of decline amid a fairly quiet hurricane season in the U.S. Gulf coast region and relative calm in the Middle East. As a result, we were comfortable enough to selectively add some 13-month callable structured securities with three-month non-call provisions. Once the Fed signaled its intent to remain on hold in August and again in September, the yield curve flattened, limiting our willingness to extend further. We did use the opportunity to roll some of our maturing floating rate securities into one- and three-month floaters since their yields exceeded those of discount notes with similar maturities. We made this move in expectation that supply of U.S. agency securities will shrink further and also in keeping with our belief that the prospects of a Fed easing in the near term would be remote. As a result of the September Fed meeting, the yield curve on bulleted maturities out to one year remained flat and below financing levels, which provided us with little incentive to extend the Fund’s maturity. We used this opportunity to reduce the portfolio’s weighted average maturity to 25 days in a market that we perceived to be oversold.

At period-end, the economic data remained mixed, contributing to investors’ apprehension regarding the direction of interest rates. Notably, employment data appears to be improving, with large upward revisions in the payroll statistics and a civilian unemployment rate of 4.4% in October, the lowest since 2001. Conversely, the housing market remains soft, negatively affecting a variety of industries, such as capital goods. We have seen a decline in energy prices, which we believe may translate into higher retail sales numbers. We intend to look for opportunities to extend the Fund’s duration if the yield curve steepens and longer-dated securities exceed financing levels.

Merrill Lynch Treasury Fund

For the six-month period ended October 31, 2006, Merrill Lynch Treasury Fund’s net annualized yield was 4.68%. The Fund’s seven-day net annualized yield as of October 31, 2006, was 4.77%. The Fund’s weighted average maturity at October 31, 2006, was 40 days, compared to 27 days at April 30, 2006. Our overall strategy was to maintain a conservative approach.

At the beginning of the period, we were relatively cautious in our investment approach. While the market anticipated that the Fed was nearing the end of its tightening cycle, there was little in the way of economic and inflationary data to support this view. Ultimately, the Fed raised their federal funds target rate in May and again in June, resulting in a continued flattening of the U.S. Treasury yield curve. Despite a reduction in Treasury bill issuance during the second quarter of 2006, yields rose most notably in the three- to six-month sector

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    3

(between 35 and 41 basis points), while yields in the two-year sector moved up 31 basis points. As a result, most of the Fund’s trading activity was concentrated in the three-month sector. During this timeframe, yields on short-dated Treasury notes exceeded yields available from similarly dated Treasury bills by five to 15 basis points. As such, we continued to add to our Treasury note position with little sacrifice to the Fund’s liquidity profile. On the longer end of the maturity spectrum, we were reluctant to participate as yields consistently lagged the federal funds rate. Toward the end of June, however, there was speculation that the Fed might pause its tightening cycle in subsequent meetings as employment growth failed to meet market expectations. Consequently, the yield curve steepened dramatically, allowing us the opportunity to extend into seven-month Treasury notes, which we perceived as the fulcrum point of the curve. At the end of June, the Fund’s average life stood at 37 days.

For the balance of the six-month period, we sought to maintain a somewhat conservative investment profile, with the Fund’s average weighted maturity in the mid-30-day range. Initially, most of this was accomplished by rolling over maturing four-week Treasury bills and selectively buying three-month bills for additional yield and trading opportunities. There were several instances where yields on Treasury notes exceeded those of bills by more than five basis points, which we believed justified shifting some of our focus to these securities without extending our maturity profile in an effort to enhance yield. High issuance of bills allowed us to maintain this strategy throughout July and August. By September, we extended the portfolio’s average life into the 40-day area as the yield curve steepened amid a large decline in bill supply (particularly four-week maturities, which dropped from $24 billion to $8 billion). Yields in the four-week sector became unattractive as the market faced lower supply. There was also anticipation of increased foreign investor demand in advance of several Asian holidays in early October. As a result, we sought to place the majority of our holdings in securities maturing in November and December, where yields remained reasonable relative to financing levels. By the end of September, the Fund’s average life was extended to 49 days. As we approached October, our outlook changed as the technical pressures on yields subsided. This was particularly evident in the four-week sector, in which yields rose by more than 50 basis points during the month despite nearly record-low supply. While most of our focus was on reducing the Fund’s average maturity, we did use this opportunity to purchase securities with January maturity dates in an effort to accommodate investors’ year-end liquidity needs. At October 31, the Fund’s weighted average maturity stood at 40 days.

At period-end, the economic data remained mixed, contributing to investors’ apprehension regarding the direction of interest rates. Notably, employment data appears to be improving, with large upward revisions in the payroll statistics and a civilian unemployment rate of 4.4% in October, the lowest since 2001. Conversely, the housing market remains soft, negatively affecting a variety of industries, such as capital goods. We have seen a decline in energy prices, which we believe may translate into higher retail sales numbers. We intend to look for opportunities to extend the Fund’s duration if the yield curve steepens and longer-dated securities exceed financing levels.

Merrill Lynch Institutional Tax-Exempt Fund

For the six-month period ended October 31, 2006, Merrill Lynch Institutional Tax-Exempt Fund’s net annualized yield was 3.38%. The Fund’s seven-day net annualized yield as of October 31, 2006, was 3.38%. The Fund’s average portfolio maturity at October 31, 2006, was 23 days, compared to 16 days at April 30, 2006.

Uncertainty about economic growth, inflation and interest rates remained the focus for investors throughout the six-month period ended October 31, 2006. The Federal Open Market Committee (FOMC) met in May and June and voted to increase the federal funds target rate 25 basis points to 5.00% and 5.25%, respectively. Despite signs of an economic slowdown led by housing, the Federal Reserve Board (Fed) remained vigilant in targeting inflationary pressures during this time. Later in the period, the Fed was challenged to lay the groundwork for a pause in monetary tightening at its subsequent meetings. A combination of a declining housing activity and oil prices gave the Fed some leeway as it opted to pause at the August, September and October meetings, leaving the target federal funds rate at 5.25% and ending a two-year streak of 17 consecutive interest rate hikes. The initial pause in monetary policy sparked a market rally as the LIBOR fell from the 5.75% level to the 5.25% range. Yields on one-year fixed rate municipal notes declined from approximately 3.75% to roughly 3.50%.

Although economic activity has slowed, positive revenue streams have reduced municipalities’ need to borrow in the short-term municipal market. Reduced municipal issuance and a positive market backdrop caused yield ratios on fixed rate municipal notes to approach historically low levels, at close to 65% of their taxable counterparts. Yields on variable rate demand note (VRDN) securities remained volatile and their ratios fluctuated between 60% and 70% of their taxable counterparts.

The Fund was positioned well as we employed a conservative investment strategy in the beginning of the period. Despite the volatility associated with VRDN securities, we used them as a primary investment as the front end of the yield curve remained extremely flat and offered no incentive for purchasing securities with longer maturities. As the period progressed, we shifted to a more neutral investment strategy in anticipation of a pause in the Fed’s monetary tightening campaign. This involved increasing the Fund’s average maturity closer to our peer group average.

4    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

State and local municipalities addressed their financing needs during the six-month period. We looked to participate in the various opportunities, primarily at the outset of the period when rates were cheaper and the yield curve was somewhat steeper. We focused particularly on longer-dated fixed rate municipal notes. However, reduced issuance and expensive ratios relative to taxable counterparts limited our participation. As an alternative, we concentrated on locking in attractive rates for periods of between 30 and 90 days with tax-exempt commercial paper. VRDN securities continued to play role in our investment strategy. Given the rapidly changing nature of VRDN securities, they often provided more attractive yields than fixed rate municipal investments.

Given the possibility of a Fed policy change, we continue to monitor economic data to gauge the future direction of interest rates. We remain relatively neutral in our approach, seeking to increase our fixed rate note exposure during periods of market weakness. Should the economy show signs of extreme weakness, we would look to extend the Fund’s maturity and become slightly more aggressive. We will continue to use tax-exempt commercial paper to lock in attractive rates for short periods of time. Finally, we continue to monitor closely the credit quality of the Fund while seeking to provide our shareholders with an attractive tax-exempt yield.

Sincerely,

Robert C. Doll President and Trustee Merrill Lynch Funds for Institutions Series	Patrick Ford Portfolio Manager Merrill Lynch Premier Institutional Fund

Thomas Kolimago Portfolio Manager Merrill Lynch Institutional Fund	Mary Stepnowski Portfolio Manager Merrill Lynch Government Fund

Kevin A. Schiatta Portfolio Manager Merrill Lynch Institutional Tax-Exempt Fund	John Ng Portfolio Manager Merrill Lynch Treasury Fund

December 22, 2006

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    5

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: operating expenses, including administration fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2006 and held through October 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholders expenses would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During the Period* May 1, 2006 to October 31, 2006
Actual
Premier Institutional Fund	$1,000	$1,025.60	$0.41
Institutional Fund	$1,000	$1,025.40	$1.17
Government Fund	$1,000	$1,024.50	$1.28
Treasury Fund	$1,000	$1,023.80	$1.17
Institutional Tax-Exempt Fund	$1,000	$1,017.20	$1.12
Hypothetical (5% annual return before expenses)**
Premier Institutional Fund	$1,000	$1,024.80	$0.41
Institutional Fund	$1,000	$1,024.05	$1.17
Government Fund	$1,000	$1,023.95	$1.28
Treasury Fund	$1,000	$1,024.05	$1.17
Institutional Tax-Exempt Fund	$1,000	$1,024.10	$1.12

*	Expenses are equal to the Funds’ annualized expense ratio (0.08% for Premier Institutional Fund, 0.23% for Institutional Fund, 0.25% for Government Fund, 0.23% for Treasury Fund and 0.22% for Institutional Tax-Exempt Fund), multiplied by the average account value over the period, multipled by 184/365 (to reflect the one-half year period shown). Since Premier Institutional Fund, Institutional Fund and Institutional Tax-Exempt Fund are each a feeder fund, the expense table examples reflect the expenses of both the feeder fund and the master fund in which each invests.

**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

6    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Premier Institutional Fund
Statement of Assets and Liabilities
October 31, 2006

Assets:
Investment in the Merrill Lynch Premier Institutional Portfolio, at value (identified cost $18,165,475,076) (Note 1a)	$18,160,020,650
Prepaid expense	562,301
Total assets	18,160,582,951
Liabilities:
Dividends payable	6,502,106
Accrued expenses	782,744
Total liabilities	7,284,850
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on 18,158,741,027 shares of beneficial interest outstanding)	$18,153,298,101
Net Assets Consist of:
Paid-in capital	$18,158,741,027
Accumulated net realized loss	(2,701,915)
Undistributed net investment income	2,713,415
Unrealized depreciation	(5,454,426)
Total	$18,153,298,101

Merrill Lynch Premier Institutional Fund
Statement of Operations
For the Six Months Ended October 31, 2006

Investment Income:
Investment income allocated from the Merrill Lynch Premier Institutional Portfolio		$407,530,795
Expenses allocated from Merrill Lynch Premier Institutional Portfolio		(4,180,434)
Total investment income		403,350,361
Expenses:
Administration fee (Note 2)	$7,971,260
Legal and audit fees	366,294
Insurance	294,632
Accounting services	207,577
Dividend and transfer agency fees	157,704
Registration fees	132,215
Trustees’ fees (Note 5)	73,055
Printing and shareholder reports	69,298
Miscellaneous	58,149
Total expense	9,330,184
Waived administration fee (Note 2)	(7,070,787)	2,259,397
Net investment income		401,090,964
Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions allocated from Merrill Lynch Premier Institutional Portfolio	10,079
Net unrealized appreciation of investments	14,275,439
Net realized and unrealized gain on investments		14,285,518
Net Increase in Net Assets Resulting From Operations		$415,376,482

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    7

Merrill Lynch Premier Institutional Fund
Statement of Changes in Net Assets

	Six Months Ended October 31, 2006	Year Ended April 30, 2006
Increase (Decrease) in Net Assets:

Operations:
Net investment income	$401,090,964	$689,246,093
Net realized gain (loss) from investment transactions	10,079	(2,601,711)
Net unrealized appreciation of investments	14,275,439	1,533,720
Net increase in net assets resulting from operations	415,376,482	688,178,102
Total declared as dividends to shareholders (Note 4)	(401,089,543)	(686,644,382)
Capital share transactions (Note 3)	1,317,969,938	(1,932,596,203)
Net increase (decrease) in net assets	1,332,256,877	(1,931,062,483)

Net Assets:
Beginning of period	16,821,041,224	18,752,103,707
End of period, including undistributed net investment income of $2,713,415 and $2,701,915 and accumulated capital losses of $2,701,915 and $2,701,915, respectively (Note 1f and Note 4)	$18,153,298,101	$16,821,041,224

Merrill Lynch Premier Institutional Fund
Financial Highlights

	Six Months Ended October 31, 2006		Year Ended April 30,
			2006	2005	2004	2003	2002
Net Asset Value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	.025		.037	.018	.011	.016	.030
Less Distributions:
Dividends from net investment income	(.025)		(.037)	(.018)	(.011)	(.016)	(.030)
Dividends from net realized gain	—	(1)	—	—	— (1)	—	—
Net Asset Value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	2.56	%(2)	3.79%	1.78%	1.06%	1.61%	3.00%
Ratios/Supplemental Data:
Net Assets, end of period (000)	$18,153,298		$16,821,041	$18,752,104	$45,708,710	$44,576,660	$46,368,190
Ratio of expenses to average net assets (before waiver)	.17	%(3)	.16%	.17%	.16%	.16%	.17%
Ratio of expenses to average net assets (after waiver)	.08	%(3)	.12%	—	—	—	—
Ratio of net investment income to average net assets (before waiver)	4.94	%(3)	3.70%	1.68%	1.04%	1.59%	2.82%
Ratio of net investment income to average net assets (after waiver)	5.03	%(3)	3.74%	—	—	—	—

(1)	Amount represents less than $0.01 per share.

(2)	Cumulative total return.

(3)	On an annualized basis.

See Notes to Financial Statements.

8    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Institutional Fund
Statement of Assets and Liabilities
October 31, 2006

Assets:
Investment in the Merrill Lynch Institutional Portfolio, at value (identified cost $16,537,916,680) (Note 1a)	$16,535,261,216
Prepaid expense	61,248
Total assets	16,535,322,464
Liabilities:
Administration fee payable (Note 2)	2,124,695
Dividends payable	1,498,300
Accrued expenses	743,801
Total liabilities	4,366,796
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on 16,533,611,132 shares of beneficial interest outstanding)	$16,530,955,668
Net Assets Consist of:
Paid-in capital	$16,533,611,132
Unrealized depreciation	(2,655,464)
Total	$16,530,955,668

Merrill Lynch Institutional Fund
Statement of Operations
For the Six Months Ended October 31, 2006

Investment Income:
Interest and discount allocated from the Merrill Lynch Institutional Portfolio	$383,653,076
Expenses allocated from Merrill Lynch Institutional Portfolio	(3,861,643)
Total investment income	379,791,433
Expenses:
Administration fee (Note 2)	11,012,189
Dividend and transfer agency fees	1,523,383
Accounting services	109,235
Insurance	89,837
Legal and audit fees	88,378
Printing and shareholder reports	46,783
Trustees’ fees (Note 5)	40,758
Registration fees	32,766
Miscellaneous	55,477
Total expense	12,998,806
Net investment income	366,792,627
Net unrealized appreciation of investments	4,235,755
Net Increase in Net Assets Resulting From Operations	$371,028,382

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    9

Merrill Lynch Institutional Fund
Statement of Changes in Net Assets

	Six Months Ended October 31, 2006	Year Ended April 30, 2006
Increase in Net Assets:

Operations:
Net investment income	$366,792,627	$390,556,790
Net realized gain from investment transactions	—	124,988
Net unrealized appreciation (depreciation) of investments	4,235,755	(2,947,090)
Net increase in net assets resulting from operations	371,028,382	387,734,688
Total declared as dividends to shareholders (Note 4)	(366,792,627)	(390,556,790)
Net realized gain distributed to shareholders (Note 4)	—	(124,988)
Capital share transactions (Note 3)	3,929,358,071	3,207,509,562
Net increase in net assets	3,933,593,826	3,204,562,472

Net Assets:
Beginning of period	12,597,361,842	9,392,799,370
End of period	$16,530,955,668	$12,597,361,842

Merrill Lynch Institutional Fund
Financial Highlights

			Year Ended April 30,
	Six Months Ended October 31, 2006		2006	2005	2004	2003	2002
Net Asset Value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	.025		.037	.017	.010	.015	.029
Less Distributions:
Dividends from net investment income	(.025)		(.037)	(.017)	(.010)	(.015)	(.029)
Dividends from net realized gain	—		— (1)	—	— (1)	—	—
Net Asset Value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	2.54	%(2)	3.74%	1.72%	.97%	1.54%	2.89%
Ratios/Supplemental Data:
Net Assets, end of period (000)	$16,530,956		$12,597,362	$9,392,799	$10,601,029	$11,659,019	$12,834,914
Ratio of expenses to average net assets (before waiver)	.23	%(3)	.23%	.23%	.23%	.23%	.32%
Ratio of expenses to average net assets (after waiver)	—		—	—	—	—	.23%
Ratio of net investment income to average net assets (before waiver)	5.00	%(3)	3.75%	1.69%	.96%	1.53%	2.73%
Ratio of net investment income to average net assets (after waiver)	—		—	—	—	—	2.82%

(1)	Amount represents less than $0.01 per share.

(2)	Cumulative total return.

(3)	On an annualized basis.

See Notes to Financial Statements.

10    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Government Fund
Schedule of Investments

Issue	Face Amount	Interest Rate*	Maturity Date	Value (Note 1a)

U.S. Government Agency Issues — 11.0%
Fannie Mae	$25,000,000	5.61%	09/05/07	$25,004,175
	5,000,000	4.88	01/11/08	4,985,610
	5,000,000	4.96	02/08/08	4,991,400
Federal Farm Credit Banks	9,315,000	4.10	02/01/07	9,284,977
Federal Home Loan Banks	17,000,000	3.10	11/08/06	17,000,000
	15,000,000	3.25	11/29/06	15,000,000
	10,000,000	3.45	01/10/07	9,962,870
	10,000,000	4.00	06/13/07	9,920,350
	18,000,000	4.21	09/14/07	17,844,804
	25,000,000	5.40	10/05/07	25,005,025
	5,000,000	5.00	11/21/07	4,993,100
Freddie Mac	25,000,000	3.00	11/09/06	25,000,000
	25,000,000	2.76	01/26/07	24,848,900
	15,000,000	4.45	09/28/07	14,903,175
	15,000,000	4.60	10/05/07	14,921,325
	5,000,000	4.71	10/11/07	4,978,535
	5,000,000	4.75	10/24/07	4,976,595
Freddie Mac D/N	25,000,000	4.94	12/29/06	24,801,028
Total U.S. Government Agency Issues (Cost $258,987,212)				258,421,869

U.S. Government Agency Issues — Variable Rate — 25.5%
Federal Farm Credit Banks	100,000,000	5.25	03/20/07	99,995,333
	50,000,000	5.23	06/01/07	49,991,447
	175,000,000	5.24	01/11/08	174,959,645
	50,000,000	5.19	06/13/08	49,986,134
Federal Home Loan Banks	50,000,000	5.18	07/06/07	49,992,995
	50,000,000	5.17	03/14/08	49,973,385
	50,000,000	5.23	03/19/08	49,973,238
Freddie Mac	75,000,000	5.17	09/27/07	74,965,765
Total U.S. Government Agency Issues — Variable Rate (Cost $599,837,942)				599,837,942

Face Amount	Issue	Value (Note 1a)
Repurchase Agreements — 63.2%
$250,000,000	Credit Suisse LLC, purchased on 10/31/06 to yield 5.30% to 11/01/06, repurchase price of $250,036,805, collateralized by Resolution Trust Corp 0% – 9.375% due from 04/15/07 to 04/15/30, and Tennessee Valley Authority 5.375% – 7.125% due from 11/13/08 to 05/01/30.	$250,000,000
325,000,000	Deutsche Bank Securities Inc., purchased on 10/31/06 to yield 5.29% to 11/01/06, repurchase price of $325,047,757, collateralized by Fannie Mae 4.25% – 7.125 due from 03/15/07 to 08/15/10, FHLB 0% – 4.875% due from 05/15/07 to 07/28/15, and Freddie Mac zero coupons due 02/16/07.	325,000,000
60,000,000	Goldman Sachs & Company, purchased on 10/31/06 to yield 5.24% to 11/01/06, repurchase price of $60,008,733, collateralized by U.S. Treasury Notes 4.00% due 11/15/12, and U.S. Treasury Bonds 7.125% due 05/15/16.	60,000,000

Face Amount	Issue	Value (Note 1a)

Repurchase Agreements — (concluded)
$150,000,000	Lehman Brothers Inc., purchased on 10/31/06 to yield 5.26% to 11/01/06, repurchase price of $150,021,917, collateralized by FHLB 3.52% – 5.375% due from 03/30/07 to 10/19/16, and Fannie Mae 0% – 3.875% due from 02/01/08 to 10/09/19.	$150,000,000
325,625,000	Morgan Stanley & Co., Inc, purchased on 10/31/06 to yield 5.28% to 11/01/06, repurchase price of $325,672,758, collateralized by FHLB 0% – 6.00% due from 02/16/07 to 09/02/25.	325,625,000
325,000,000	UBS Warburg LLC, purchased on 10/31/06 to yield 5.28% to 11/01/06, repurchase price of $325,047,667, collateralized by Fannie Mae 4.625% due 10/15/14, and Freddie Mac 4.75% due 11/17/15.	325,000,000
50,000,000	UBS Warburg LLC, purchased on 10/31/06 to yield 5.38% to 11/01/06, repurchase price of $50,007,472, collateralized by Freddie Mac 4.75% due 11/17/15.	50,000,000
Total Repurchase Agreements (Cost $1,485,625,000)		1,485,625,000
Total Investments — 99.7% (Cost $2,344,450,154)		2,343,884,811
Other Assets in Excess of Liabilities — 0.3%		7,733,456
Net Assets — Equivalent to $1.00 Per share on 2,352,143,610 Shares of Beneficial Interest Outstanding — 100.0%		$2,351,578,267

Note — Costs for federal income tax purposes are the same as those shown above.

At October 31, 2006, net unrealized depreciation amounted to $565,342 and is comprised of $9,200 in appreciation and $574,542 in depreciation.

*	Repurchase Agreements bear interest payable at fixed dates or upon maturity. Some U.S. Government and Agency Issues are purchased on a discount basis; the interest rate shown is the discount at the time of purchase by the Fund. Other U.S. Government and Agency Issues bear interest at the rates shown, payable at fixed dates or upon maturity; the rates shown are the rates in effect at October 31, 2006. For variable rate instruments, the next date on which the interest rate is to be adjusted is deemed the maturity date for valuation.

D/N — Discount Notes

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    11

Merrill Lynch Government Fund
Statement of Assets and Liabilities
October 31, 2006

Assets:
Investments in securities subject to repurchase agreements	$1,485,625,000
Investments in other marketable securities	858,259,811
Total investments at value (identified cost $2,344,450,153) (Note 1a)		$2,343,884,811
Cash		4,211,790
Interest receivable		4,549,572
Prepaid expense		7,810
Total assets		2,352,653,983
Liabilities:
Advisory fee payable (Note 2)		412,379
Dividends payable		360,931
Accrued expenses		302,406
Total liabilities		1,075,716
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on 2,352,143,609 shares of beneficial interest outstanding)		$2,351,578,267
Net Assets Consist of:
Paid-in capital		$2,352,143,609
Unrealized depreciation		(565,342)
Total		$2,351,578,267

Merrill Lynch Government Fund
Statement of Operations
For the Six Months Ended October 31, 2006

Investment Income:
Interest and discount earned		$57,594,343
Expenses:
Investment advisory fee (Note 2)	$3,600,734
Dividend and transfer agency fees	180,734
Registration fees	140,000
Accounting and custodian services	110,669
Insurance	38,053
Legal and audit fees	27,905
Trustees’ fees (Note 5)	11,191
Printing and shareholder reports	10,007
Miscellaneous	31,181
Total expense	4,150,474
Waived investment advisory fee (Note 2)	(1,330,473)	2,820,001
Net investment income		54,774,342
Net unrealized appreciation of investments		1,700,840
Net Increase in Net Assets Resulting From Operations		$56,475,182

See Notes to Financial Statements.

12    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Government Fund
Statement of Changes in Net Assets

	Six Months Ended October 31, 2006	Year Ended April 30, 2006
Increase (Decrease) in Net Assets:

Operations:
Net investment income	$54,774,342	$99,494,889
Net realized gain from investment transactions	—	2,873
Net unrealized appreciation (depreciation) of investments	1,700,840	(266,339)
Net increase in net assets resulting from operations	56,475,182	99,231,423
Total declared as dividends to shareholders (Note 4)	(54,774,342)	(99,494,889)
Net realized gain distributed to shareholders (Note 4)	—	(2,873)
Capital share transactions (Note 3)	136,678,850	(1,157,446,676)
Net increase (decrease) in net assets	138,379,690	(1,157,713,015)

Net Assets:
Beginning of period	2,213,198,577	3,370,911,592
End of period	$2,351,578,267	$2,213,198,577

Merrill Lynch Government Fund
Financial Highlights

	Six Months Ended October 31, 2006		Year Ended April 30,
			2006	2005	2004	2003	2002
Net Asset Value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	.024		.036	.017	.009	.015	.028
Less Distributions:
Dividends from net investment income	(.024)		(.036)	(.017)	(.009)	(.015)	(.028)
Dividends from net realized gain	—		— (1)	—	— (1)	—	—
Net Asset Value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	2.45	%(2)	3.67%	1.67%	.94%	1.52%	2.80%
Ratios/Supplemental Data:
Net Assets, end of period (000)	$2,351,578		$2,213,199	$3,370,912	$5,559,034	$5,334,131	$4,780,983
Ratio of expenses to average net assets (before waiver)	.37	%(3)	.34%	.33%	.34%	.33%	.35%
Ratio of expenses to average net assets (after waiver)	.25	%(3)	.22%	.22%	.23%	.22%	.24%
Ratio of net investment income to average net assets (before waiver)	4.71	%(3)	3.44%	1.47%	.82%	1.39%	2.59%
Ratio of net investment income to average net assets (after waiver)	4.83	%(3)	3.56%	1.58%	.93%	1.50%	2.70%

(1)	Amount represents less than $0.01 per share.

(2)	Cumulative total return.

(3)	On an annualized basis.

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    13

Merrill Lynch Treasury Fund
Schedule of Investments

Issue	Face Amount	Interest Rate*	Maturity Date	Value (Note 1a)

U.S. Government Issues — 112.5%
U.S. Treasury Bills	$83,438,000	4.73%	11/02/06	$83,427,039
	123,148,000	4.74	11/02/06	123,131,796
	50,000,000	4.99	11/02/06	49,993,073
	41,181,000	4.82	11/09/06	41,136,881
	50,000,000	5.00	11/09/06	49,944,433
	33,242,000	4.97	11/16/06	33,173,193
	30,000,000	4.98	11/16/06	29,937,738
	502,000	5.06	11/24/06	500,378
	100,227,000	5.07	11/24/06	99,902,507
	3,534,000	5.08	11/24/06	3,522,542
	23,246,000	5.10	11/24/06	23,170,331
	8,725,000	4.66	11/30/06	8,692,283
	50,000,000	4.97	11/30/06	49,799,819
	4,254,000	5.00	11/30/06	4,236,874
	50,000,000	5.09	11/30/06	49,802,250
	75,000,000	5.10	11/30/06	74,702,646
	50,000,000	4.72	12/07/06	49,764,250
	50,000,000	4.82	12/07/06	49,759,250
	3,049,000	4.74	12/14/06	3,031,738
	25,000,000	4.76	12/28/06	24,811,742
	50,000,000	4.77	01/04/07	49,562,750
	50,000,000	4.84	01/04/07	49,562,750
	75,490,000	4.98	01/25/07	74,611,296
	7,000,000	4.99	01/25/07	6,918,520
	50,000,000	4.84	02/01/07	49,368,150
	50,000,000	4.95	02/01/07	49,368,150

U.S. Government Issues — (concluded)
U.S. Treasury Notes	$195,000,000	2.63%	11/15/06	$194,812,186
	100,000,000	2.88	11/30/06	99,830,301
	20,000,000	3.13	01/31/07	19,903,900
	60,000,000	3.38	02/28/07	59,662,500
Total Investments — 112.5% (Cost $1,506,065,828)				1,506,041,266
Liabilities in Excess of Other Assets — (12.5%)				(167,321,646)
Net Assets — Equivalent to $1.00 Per share on 1,338,740,499 Shares of Beneficial Interest Outstanding — 100.0%				$1,338,719,620

Note — Costs for federal income tax purposes are the same as those shown above. At October 31, 2006, net unrealized depreciation amounted to $24,562 and is comprised of $20,284 in appreciation and $44,846 in depreciation.

*	U.S. Treasury Bills are purchased on a discount basis: the interest rate shown is the discount paid at the time of the purchase by the Fund.

U.S. Treasury Notes bear interest at the rates shown, payable at fixed dates or upon maturity.

See Notes to Financial Statements.

14    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Treasury Fund
Statement of Assets and Laibilities
October 31, 2006

Assets:
Total investments at value (identified cost $1,506,065,828) (Note 1a)	$1,506,041,266
Cash	2,796,368
Interest receivable	4,079,111
Prepaid expense	5,401
Total assets	1,512,922,146
Liabilities:
Advisory fee payable (Note 2)	236,492
Payable for investments purchased	173,879,903
Accrued expenses	80,782
Dividends payable	5,349
Total liabilities	174,202,526
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on 1,338,740,499 shares of beneficial interest outstanding)	$1,338,719,620
Net Assets Consist of:
Paid-in capital	$1,338,740,499
Unrealized depreciation	(24,562)
Undistributed net investment income	3,683
Total	$1,338,719,620

Merrill Lynch Treasury Fund
Statement of Operations
For the Six Months Ended October 31, 2006

Investment Income:
Interest and discount earned		$34,241,723
Expenses:
Investment advisory fee (Note 2)	$2,287,378
Dividend and transfer agency fees	71,932
Accounting and custodian services	63,846
Registration fees	28,481
Insurance	15,791
Legal and audit fees	14,786
Trustees’ fees (Note 5)	4,154
Printing and shareholder reports	3,627
Miscellaneous	13,362
Total expense	2,503,357
Waived investment advisory fee (Note 2)	(892,688)	1,610,669
Net investment income		32,631,054
Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions	10,177
Net unrealized appreciation of investments	24,167
Net realized and unrealized gain from investments		34,344
Net Increase in Net Assets Resulting From Operations		$32,665,398

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    15

Merrill Lynch Treasury Fund
Statement of Changes in Net Assets

	Six Months Ended October 31, 2006	Year Ended April 30, 2006
Decrease in Net Assets:

Operations:
Net investment income	$32,631,054	$47,113,515
Net realized gain from investment transactions	10,177	20,096
Net unrealized appreciation of investments	24,167	68,712
Net increase in net assets resulting from operations	32,665,398	47,202,323
Total declared as dividends to shareholders (Note 4)	(32,627,371)	(47,113,515)
Net realized gain distributed to shareholders (Note 4)	(10,177)	(20,096)
Capital share transactions (Note 3)	(30,922,824)	(364,720,342)
Net decrease in net assets	(30,894,974)	(364,651,630)

Net Assets:
Beginning of period	1,369,614,594	1,734,266,224
End of period, including undistributed net investment income of $3,683 and $0, respectively (Note 1f and Note 4)	$1,338,719,620	$1,369,614,594

Merrill Lynch Treasury Fund
Financial Highlights

	Six Months Ended October 31, 2006		Year Ended April 30,
			2006	2005	2004	2003	2002
Net Asset Value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	.024		.034	.015	.008	.014	.026
Less Distributions:
Dividends from net investment income	(.024)		(.034)	(.015)	(.008)	(.014)	(.026)
Dividends from net realized gain	—	(1)	— (1)	—	—	—	—
Net Asset Value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	2.38	%(2)	3.43%	1.52%	.80%	1.37%	2.60%
Ratios/Supplemental Data:
Net Assets, end of period (000)	$1,338,720		$1,369,615	$1,734,266	$1,344,073	$1,487,986	$1,070,857
Ratio of expenses to average net assets (before waiver)	.36	%(3)	.36%	.36%	.36%	.35%	.36%
Ratio of expenses to average net assets (after waiver)	.23	%(3)	.23%	.23%	.23%	.22%	.23%
Ratio of net investment income to average net assets (before waiver)	4.55	%(3)	3.20%	1.45%	.66%	1.19%	2.37%
Ratio of net investment income to average net assets (after waiver)	4.68	%(3)	3.33%	1.58%	.79%	1.32%	2.50%

(1)	Amount represents less than $0.01 per share.

(2)	Cumulative total return.

(3)	On an annualized basis.

See Notes to Financial Statements.

16    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Institutional Tax-Exempt Fund
Statement of Assets and Liabilities
October 31, 2006

Assets:
Investment in the Merrill Lynch Institutional Tax-Exempt Portfolio, at value (Note 1a)	$15,078,230,953
Prepaid expense	58,345
Total assets	15,078,289,298
Liabilities:
Administration fee payable (Note 2)	1,978,885
Accrued expenses	747,156
Dividends payable	694,706
Total liabilities	3,420,747
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on 15,074,768,405 shares of beneficial interest outstanding)	$15,074,868,551
Net Assets Consist of:
Paid-in capital	$15,074,860,568
Accumulated net realized gain	966
Undistributed net investment income	7,017
Total	$15,074,868,551

Merrill Lynch Institutional Tax-Exempt Fund
Statement of Operations
For the Six Months Ended October 31, 2006

Investment Income:
Interest allocated from the Merrill Lynch Institutional Tax-Exempt Portfolio	$271,194,725
Expenses allocated from Merrill Lynch Institutional Tax-Exempt Portfolio	(3,950,284)
Total investment income	267,244,441
Expenses:
Administration fee (Note 2)	$11,284,594
Dividend and transfer agency fees	952,897
Accounting services	225,680
Legal and audit fees	195,959
Insurance	156,743
Printing and shareholder reports	69,781
Trustees’ fees (Note 5)	44,851
Registration fees	152
Miscellaneous	45,914
Total expense	12,976,571
Net investment income	254,267,870
Net realized gain on investment transactions allocated from the Merrill Lynch Institutional Tax-Exempt Portfolio	38,927
Net Increase in Net Assets Resulting From Operations	$254,306,797

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    17

Merrill Lynch Institutional Tax-Exempt Fund
Statement of Changes in Net Assets

	Six Months Ended October 31, 2006	Year Ended April 30, 2006
Increase in Net Assets:

Operations:
Net investment income	$254,267,870	$395,734,467
Net realized gain from investment transactions	38,927	105,454
Net increase in net assets resulting from operations	254,306,797	395,839,921
Total declared as dividends to shareholders (Note 4)	(254,267,860)	(395,733,963)
Capital share transactions (Note 3)	1,014,556,814	1,441,592,795
Net increase in net assets	1,014,595,751	1,441,698,753

Net Assets:
Beginning of period	14,060,272,800	12,618,574,047
End of period, including undistributed net investment income of $7,017 and $7,007 and accumulated capital gains (losses) of $966 and $(37,961), respectively (Note 1f and Note 4)	$15,074,868,551	$14,060,272,800

Merrill Lynch Institutional Tax-Exempt Fund
Financial Highlights

	Six Months Ended October 31, 2006		Year Ended April 30,
			2006	2005	2004	2003	2002
Net Asset Value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	.017		.026	.014	.008	.01	.02
Less Distributions:
Dividends from net investment income	(.017)		(.026)	(.014)	(.008)	(.01)	(.02)
Dividends from net realized gain	—		—	— (1)	—	—	—
Net Asset Value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	1.72	%(2)	2.68%	1.38%	.85%	1.23%	2.01%
Ratios/Supplemental Data:
Net Assets, end of period (000)	$15,074,869		$14,060,273	$12,618,574	$11,023,313	$8,185,521	$4,472,803
Ratio of expenses to average net assets (before waiver)	.22	%(3)	.22%	.22%	.22%	.22%	.38%
Ratio of expenses to average net assets (after waiver)	—		—	—	—	—	.23%
Ratio of net investment income, to average net assets (before waiver)	3.38	%(3)	2.66%	1.40%	.84%	1.19%	1.77%
Ratio of net investment income, to average net assets (after waiver)	—		—	—	—	—	1.92%

(1)	Amount represents less than $0.01 per share.

(2)	Cumulative total return.

(3)	On an annualized basis.

See Notes to Financial Statements.

18    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Funds For Institutions Series
Notes to Financial Statements

1. Significant Accounting Policies

Merrill Lynch Funds For Institutions Series (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust consists of five series, Merrill Lynch Premier Institutional Fund, Merrill Lynch Institutional Fund, Merrill Lynch Government Fund, Merrill Lynch Treasury Fund, and Merrill Lynch Institutional Tax Exempt Fund, (collectively, the “Funds”). The Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements.

The Premier Institutional, Institutional and Institutional Tax Exempt Funds (the “Feeder Funds”) invest all of their investable assets in interests in the Merrill Lynch Premier Institutional Portfolio, Merrill Lynch Institutional Portfolio, and Merrill Lynch Institutional Tax Exempt Portfolio (the “Master Funds”), respectively, each a registered investment company having the same investment objective and strategies as the Feeder Funds.

The value of the Feeder Funds’ investments in the Master Funds reflect the Feeder Funds proportionate interest in the Master Funds (approximately 100% for each of the Feeder Funds at October 31, 2006). The results of operations and performance of the Feeder Funds are directly affected by the performance of the Master Funds.

The financial statements of the Master Funds, including their schedules of investments, are included elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Trust in conformity with accounting principles generally accepted in the United States of America.

(a) Valuation of securities by each of the Master Funds is discussed in Note 1(a) of the Master Funds Notes to Financial Statements which are included elsewhere in this report. The value of the Government and Treasury Fund portfolio securities is determined on the basis of fair value as determined in good faith by the Board of Trustees (the “Trustees”) of the Trust. In determining fair value, securities for which market quotations are readily available are valued at market value. Other securities, if any, are valued at their fair value in the best judgement of BlackRock Advisors, LLC under procedures established by, and under the supervision of, the Trustees. Securities with remaining maturities of 60 days or less are valued by use of the amortized cost method.

For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is deemed to be the demand notice payment period.

(b) It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investments companies and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date the securities are purchased or sold (the trade date). Realized gains and losses on investments are computed on the basis of identified cost of security sold.

The Feeder Funds’ net investment income includes the Feeder Funds’ pro-rata share of the net investment income of the respective Master Funds.

The Government Fund and Treasury Fund record interest income (after adjustment for amortization of premium or accretion of discount) as earned.

(d) Prepaid registration fees are charged to income as the related shares are sold.

(e) Repurchase agreements — The Government Fund invests in U.S. Government & Agency securities pursuant to repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Government Fund takes possession of the underlying securities, marks to market such securities daily and, if necessary, receives additional securities to ensure that the contract is adequately collateralized.

(f) Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Merrill Lynch Institutional Tax-Exempt Fund, for the year ended April 30, 2006, $504 has been reclassified between undistributed net investment income and accumulated net realized loss as a result of permanent differences attributable to amortization methods on fixed income securities. These reclassifications have no effect on net assets or net asset value per share.

(g) Reclassification — Certain prior year amounts have been reclassified to conform to the current year presentation. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Fees and Other Transactions with Affiliates

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. (“Merrill Lynch”) combined Merrill Lynch’s investment management business Merrill Lynch Investment Managers, L.P. and its affiliates, including Fund Asset Management, L.P. (“FAM”), with BlackRock, Inc. to create a new independent company. Merrill Lynch has approximately a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. (“PNC”) has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On July 31, 2006, shareholders of the Government and Treasury Funds approved a new investment advisory agreement with BlackRock Advisors, Inc. (“BlackRock”), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    19

Merrill Lynch Funds For Institutions Series
Notes to Financial Statements

investment advisory agreement between the Government and Treasury Funds and BlackRock became effective on September 29, 2006. Prior to September 29, 2006, FAM was the investment adviser for the Government and Treasury Funds. The General Partner of FAM is Princeton Services, Inc. (“PSI”), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner of PSI. Each Fund has also entered into a separate Distribution Agreement with FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. (“BDI”) (each, a “Distributor”). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock.

BlackRock provides investment advisory and corporate administrative services to the Government Fund and Treasury Fund for a fee, subject to certain limitations, at the annual rates listed below.

Percentage of Average Daily Net Assets
Government Fund and Treasury Fund	.35% up to and including $500,000,000 plus .335% over $500,000,000 up to and including $750,000,000 plus .32% over $750,000,000 up to and including $1,000,000,000 plus .30% over $1,000,000,000

BlackRock has agreed to waive a portion of its advisory fees for the Government and Treasury Funds. The effective fee payable to BlackRock will be at the annual rate of 0.20% for each of the Government and Treasury Funds’ average daily net assets. BlackRock may discontinue waiver of the fee in whole or in part at any time without notice.

For the six months ended October 31, 2006, FAM and BlackRock each waived a portion of its fees amounting to a total of $1,330,473 for the Government Fund and $892,688 for the Treasury Fund.

Effective September 29, 2006, BlackRock has with respect to the Government and Treasury Funds entered into a sub-advisory agreement with BlackRock Institutional Management Corporation (the “Sub-Adviser”), an affiliate, under which BlackRock pays the Sub-Adviser for the services it provides to the Government and Treasury Funds a fee equal 59% of the advisory fee BlackRock receives from each Fund. The Sub-Adviser is responsible for the day-to-day management of the Government and Treasury Funds. For the period September 30, 2006 to October 31, 2006, the Sub-Adviser received fees of $243,304 for the Government Fund and $139,531 for the Treasury Fund.

BlackRock provides certain administrative services to the Premier Institutional Fund, Institutional Fund and Institutional Tax-Exempt Fund, for a fee at an annual rate of 0.10%, 0.15% and 0.15%, respectively, of average daily net assets. Prior to September 29, 2006, FAM provided administrative services to these funds for a fee at the same fee rates. Effective May 13, 2005, FAM agreed to voluntarily waive a portion of the administrative fee for the Premier Institutional Fund. BlackRock has agreed to voluntarily continue this waiver. BlackRock may discontinue waiver of the fee in whole or in part at any time without notice.

For the six months ended October 31, 2006, FAM and BlackRock each waived a portion of its fees amounting to a total of $7,070,787 for the Premier Institutional Fund.

All officers and certain trustees of the Trust are affiliated with BlackRock, Inc.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest in the Premier Institutional Fund, Institutional Fund, Government Fund and Treasury Fund ($.01 par value) and Institutional Tax-Exempt Fund ($.10 par value) of a single class.

Transactions in shares at a constant net asset value of $1.00 per share were as follows:

Premier Institutional Fund	Period Ended October 31, 2006	Year Ended April 30, 2006
Shares sold	71,261,120,146	409,003,732,801
Shares issued to shareholders in reinvestment of dividends	356,019,207	396,687,990
Total	71,617,139,353	409,400,420,791
Shares redeemed	(70,299,169,415)	(436,336,451,614)
Net increase (decrease)	1,317,969,938	(26,936,030,823)

Institutional Fund	Period Ended October 31, 2006	Year Ended April 30, 2006
Shares sold	29,640,622,377	64,523,326,797
Shares issued to shareholders in reinvestment of dividends	352,607,269	160,143,204
Total	29,993,229,646	64,683,470,001
Shares redeemed	(26,063,871,575)	(65,887,531,811)
Net increase (decrease)	3,929,358,071	(1,204,061,810)

Government Fund	Period Ended October 31, 2006	Year Ended April 30, 2006
Shares sold	5,044,106,895	26,423,339,614
Shares issued to shareholders in reinvestment of dividends	51,502,746	71,155,209
Total	5,095,609,641	26,494,494,823
Shares redeemed	(4,958,930,791)	(28,681,096,655)
Net increase (decrease)	136,678,850	(2,186,601,832)

Treasury Fund	Period Ended October 31, 2006	Year Ended April 30, 2006
Shares sold	1,375,204,169	5,147,099,558
Shares issued to shareholders in reinvestment of dividends	32,230,583	20,635,432
Total	1,407,434,752	5,167,734,990
Shares redeemed	(1,438,357,576)	(4,777,390,783)
Net increase (decrease)	(30,922,824)	390,344,207

20    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Funds For Institutions Series
Notes to Financial Statements

Tax-Exempt Fund	Period Ended October 31, 2006	Year Ended April 30, 2006
Shares sold	24,814,540,212	52,247,986,025
Shares issued to shareholders in reinvestment of dividends	244,306,693	162,686,441
Total	25,058,846,905	52,410,672,466
Shares redeemed	(24,044,290,091)	(50,815,095,646)
Net increase	1,014,556,814	1,595,576,820

4. Distributions

The Funds declare dividends daily, pay dividends monthly and automatically reinvest such dividends in additional Fund shares at net asset value, unless shareholders request payment in cash. Dividends for the Premier Institutional, Institutional, Government and Treasury Funds are declared from the total net investment income excluding realized gains or losses, if any, on investments. Dividends for the Institutional Tax-Exempt Fund are declared from net investment income excluding discounts earned other than original issue discounts. Net realized capital gains for each fund, if any, are normally distributed annually, after deducting prior years’ loss carryovers. Each Fund may distribute capital gains more frequently than annually in order to maintain the Fund’s net asset value at $1.00 per share.

The tax character of distributions paid during the fiscal year ended April 30, 2006 were as follows:

Premier Institutional Fund 04/30/2006
Distributions paid from:
Ordinary income	$686,644,382
Total taxable distributions	$686,644,382

Institutional Fund 04/30/2006
Distributions paid from:
Ordinary income	$390,646,870
Long-term capital gains	34,908
Total taxable distributions	$390,681,778

Government Fund 04/30/2006
Distributions paid from:
Ordinary income	$99,497,473
Long-term capital gains	289
Total taxable distributions	$99,497,762

Treasury Fund 04/30/2006
Distributions paid from:
Ordinary income	$47,133,611
Total taxable distributions	$47,133,611

Institutional Tax-Exempt Fund 04/30/2006
Distributions paid from:
Tax-exempt income	$395,733,963
Long-term capital gains	—
Total tax-exempt distributions	$395,733,963

As of April 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Premier Institutional Fund
Undistributed ordinary income — net	$2,701,915
Undistributed long-term capital gains — net	—
Total undistributed earnings — net	2,701,915
Capital loss carryforward	(2,701,915)*
Unrealized losses — net	(19,729,866)
Total accumulated losses — net	$(19,729,866)

* On April 30, 2006, the Fund had a net capital loss carryforward of $2,701,915 which expires in 2014.

Institutional Fund
Undistributed ordinary income — net	$—
Undistributed long-term capital gains — net	—
Total undistributed earnings — net	—
Capital loss carryforward	—
Unrealized losses — net	(6,891,219)
Total accumulated losses — net	$(6,891,219)

Government Fund
Undistributed ordinary income — net	$—
Undistributed long-term capital gains — net	—
Total undistributed earnings — net	—
Capital loss carryforward	—
Unrealized losses — net	(2,266,183)
Total accumulated losses — net	$(2,266,183)

Treasury Fund
Undistributed ordinary income — net	$—
Undistributed long-term capital gains — net	—
Total undistributed earnings — net	—
Capital loss carryforward	—
Unrealized losses — net	(48,729)
Total accumulated losses — net	$(48,729

Institutional Tax-Exempt Fund
Undistributed ordinary income — net	$7,007
Undistributed long-term capital gains — net	—
Total undistributed earnings — net	7,007
Capital loss carryforward	(37,961)*
Unrealized losses — net	—
Total accumulated losses — net	$(30,954)

*	On April 30, 2006, the Fund had a net capital loss carryforward of $37,961 which expire in 2013.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    21

Merrill Lynch Funds For Institutions Series
Notes to Financial Statements

5. Trustees’ Fees

Each Trustee who is not affiliated with the Trust or its adviser is paid an annual retainer fee of $40,000 plus an additional fee of $2,500 for each board meeting attended. Effective January 1, 2005, the Chairman of the Board receives an additional annual retainer in the amount of $20,000 and the Chairman of the Audit Committee receives and additional annual retainer in the amount of $5,000. Trustees’ fees are allocated among the five series of the Trust based on the net assets under management.

22    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Premier Institutional Portfolio
Schedule of Investments

Issue	Face Amount	Interest Rate*	Maturity Date	Value (Note 1a)

U.S. Government & Agency Issues — 10.4%
U.S. Treasury Notes	$32,000,000	4.38%	01/31/08	$31,816,256
Fannie Mae	25,000,000	3.55	01/30/07	24,882,975
	44,900,000	4.10	04/18/07	44,652,152
	26,751,000	4.38	09/07/07	26,558,232
	168,400,000	4.88	01/11/08	167,915,345
	14,000,000	4.96	02/08/08	13,975,920
Federal Home Loan Banks	25,000,000	4.13	11/15/06	25,000,839
	155,000,000	3.25	11/29/06	155,000,000
	33,000,000	3.75	11/30/06	32,996,654
	110,000,000	3.80	12/29/06	109,958,045
	127,000,000	3.45	01/10/07	126,528,449
	50,000,000	3.75	01/16/07	49,829,150
	20,000,000	5.38	02/15/07	19,997,960
	75,000,000	3.75	03/07/07	74,580,000
	25,000,000	3.65	03/28/07	24,828,375
	53,000,000	4.00	06/13/07	52,577,855
	102,040,000	4.00	06/22/07	101,242,966
	50,000,000	4.21	09/14/07	49,568,900
	39,155,000	4.25	09/26/07	38,828,291
	13,205,000	4.56	10/18/07	13,129,494
	31,890,000	3.85	01/04/08	31,445,007
	27,280,000	3.90	01/25/08	26,903,454
	34,050,000	3.94	02/01/08	33,573,028
Freddie Mac	200,000,000	3.01	11/09/06	200,000,000
	50,000,000	3.75	11/15/06	49,999,043
	70,000,000	4.25	02/28/07	69,742,470
	57,000,000	4.45	09/28/07	56,632,065
	50,000,000	4.60	10/05/07	49,737,750
	55,200,000	4.63	10/05/07	54,925,270
	72,300,000	4.71	10/11/07	71,989,616
	51,000,000	4.75	10/24/07	50,761,269
Total U.S. Government & Agency Issues (Cost $1,885,344,009)				1,879,576,830

Certificates of Deposit — 1.4%
Barclays Bank Plc	250,000,000	5.31	01/04/07	249,990,000
Total Certificates of Deposit (Cost $250,000,000)				249,990,000

Yankee Certificates of Deposit — 11.6%
Banco Bilbao Vizcaya	300,000,000	5.30	11/28/06	300,001,115
Argentaria S.A., NY	25,000,000	5.26	04/11/07	24,972,250
Credit Suisse, NY	300,000,000	5.31	11/20/06	300,000,000
	300,000,000	5.30	11/27/06	300,000,000
Depka Bank Plc	100,000,000	5.30	11/21/06	100,000,000
	150,000,000	5.30	11/22/06	150,000,000
	46,000,000	5.32	01/05/07	45,998,620
HBOS Treasury Services, Plc	105,000,000	5.41	02/23/07	105,007,350
Svenska Handelsbanken AB, NY	425,000,000	5.30	11/22/06	425,000,000
UBS AG	48,600,000	5.31	11/06/06	48,599,990
	300,000,000	5.30	11/27/06	300,000,000
Total Yankee Certificates of Deposit (Cost $2,099,601,926)				2,099,579,325

Yankee Certificates of Deposit — Variable Rate — 0.8%
Barclays Bank Plc	$137,000,000	5.26%	12/22/06	$136,996,681
Total Yankee Certificates of Deposit — Variable Rate (Cost $136,996,681)				136,996,681

Bank Notes — Variable Rate — 4.4%
American Express	25,000,000	5.35	11/22/06	25,000,933
Centurion Bank	50,000,000	5.33	12/01/06	50,001,686
Bank of America, N.A.	482,000,000	5.32	01/16/07	482,000,000
	240,000,000	5.30	02/23/07	240,000,000
Total Bank Notes — Variable Rate (Cost $797,002,619)				797,002,619

Corporate Notes — Variable Rate — 4.8%
Arlo III Limited, Series 2004 Notes	100,000,000	5.48	09/28/07	100,000,000
ASIF Global Financing XXX (b)	118,000,000	5.33	10/23/07	118,007,788
Bank of Ireland (b)	53,800,000	5.29	10/19/07	53,800,377
Lehman Brothers Holdings Inc.	150,000,000	5.38	09/21/07	150,067,650
Metropolitian Life Global	108,000,000	5.41	10/15/07	108,081,324
Funding I (b)	125,500,000	5.33	11/06/07	125,516,441
Northern Rock Plc	215,000,000	5.46	10/08/07	215,110,940
Total Corporate Notes — Variable Rate (Cost $870,300,000)				870,584,520

Medium Term Notes — Variable Rate — 15.6%
Arkle Master Issuer Plc (b)	49,500,000	5.30	11/17/07	49,504,950
Cullinan	50,000,000	5.28	12/19/06	49,999,342
Finance Corp. (b)	100,000,000	5.29	03/26/07	100,005,300
	250,000,000	5.29	08/15/07	249,975,000
Fifth Third Bank (b)	300,000,000	5.30	10/22/07	300,012,000
HSBC Finance Inc.	247,000,000	5.35	10/23/07	247,093,860
K2 (USA) LLC (b)	50,000,000	5.32	11/15/06	49,999,795
	35,000,000	5.32	11/20/06	34,999,728
	50,000,000	5.32	12/08/06	49,999,492
	116,000,000	5.32	12/12/06	115,998,697
Links Finance LLC (b)	80,000,000	5.28	11/27/06	79,998,787
Premier Asset	50,000,000	5.28	12/15/06	49,998,676
Collateralized	50,000,000	5.33	12/15/06	49,999,096
Entity LLC (b)	49,000,000	5.34	05/15/07	48,997,844
Premium Asset Trust, Series 2004-1 (b)	150,000,000	5.36	09/14/07	149,998,650
Racers Series 2004-1-MM Trust Certificates (b)	140,000,000	5.47	02/08/07	140,000,000
Sigma Finance Inc.	50,000,000	5.31	11/10/06	49,999,908
	200,000,000	5.32	09/26/07	199,950,200
Skandinaviska Enskilda Banken AB (b)	200,000,000	5.31	10/09/07	200,015,600
Stanfield Victoria Funding LLC (b)	97,135,000	5.32	12/15/06	97,132,096

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    23

Merrill Lynch Premier Institutional Portfolio
Schedule of Investments (continued)

Issue	Face Amount	Interest Rate*	Maturity Date	Value (Note 1a)
Medium Term Notes — Variable Rate — (concluded)
Tango Finance Corporation (b)	$207,000,000	5.33%	12/11/06	$206,997,960
Westpac Banking Corp.	124,000,000	5.40	10/11/07	124,020,832
White Pine Corporation LLC (b)	79,000,000	5.32	11/20/06	78,999,386
Wind Master Trust Notes 2006 -1	114,349,000	5.32	11/27/06	114,349,000
Total Medium Term Notes — Variable Rate (Cost $2,837,930,666)				2,838,046,199

Extendable Commercial Notes — 1.4%
Ford Credit Floorplan	125,000,000	5.29	11/01/06	125,000,000
Park Granada LLC	136,000,000	5.27	11/20/06	135,621,731
Total Extendable Commercial Notes (Cost $260,621,731)				260,621,731

Master Notes — Variable Rate — 7.9%
GE Life and Annuity	50,000,000	5.41	11/01/06	50,000,000
Assurance Co. (a)	50,000,000	5.42	10/01/07	50,000,000
Hartford Life	50,000,000	5.39	12/01/06	50,000,000
Insurance Co. (a)	20,000,000	5.39	10/01/07	20,000,000
ING USA Annuity & Life Insurance Co. (a)	100,000,000	5.41	01/23/07	100,000,000
JP Morgan Chase & Co. (a)	360,000,000	5.33	02/09/07	360,000,000
Metropolitan Life Insurance Company (a)	210,000,000	5.32	09/04/07	210,000,000
Monumental Life Insurance Co. (a)	90,000,000	5.47	11/16/06	90,000,000
New York Life	140,000,000	5.41	11/16/06	140,000,000
Insurance	250,000,000	5.41	12/06/06	250,000,000
Company (a)	87,000,000	5.44	10/15/07	87,000,000
Travelers Insurance Company (The) (a)	35,000,000	5.37	03/01/07	35,000,000
Total Master Notes — Variable Rate (Cost $1,442,000,000)				1,442,000,000

Commercial Paper — 17.4%
Amstel Funding Corp.	60,000,000	5.26	01/22/07	59,279,400
Apreco Inc.	75,000,000	5.26	01/12/07	74,207,250
Atlantis One	25,200,000	5.24	01/11/07	24,937,668
Funding Corp.	20,850,000	5.24	01/12/07	20,630,033
Atomium Funding Corp.	44,000,000	5.27	01/10/07	43,545,920
BankAmerica Corporation	150,000,000	5.25	01/09/07	148,486,500
Barton Capital Corporation	92,089,000	5.26	11/20/06	91,833,351
Brahms Funding Corporation	40,450,000	5.29	12/14/06	40,194,412
Charta Corporation	27,000,000	5.25	01/18/07	26,689,770
Citibank Credit	92,000,000	5.26	01/19/07	90,936,480
Card Issuer	21,500,000	5.26	01/23/07	21,238,775
Citigroup	99,000,000	5.24	01/04/07	98,079,300
Funding Inc.	140,000,000	5.24	01/08/07	138,616,800
	105,000,000	5.25	01/10/07	103,931,100
CRC Funding LLC	40,000,000	5.25	01/18/07	39,542,800

Commercial Paper — (concluded)
DepfaBank Plc	$58,000,000	5.26%	01/25/07	$57,282,540
General Electric	250,000,000	5.24	12/28/06	247,925,833
Giro Funding	95,750,000	5.28	11/13/06	95,581,640
U.S Corp.	43,000,000	5.28	11/27/06	42,836,027
Grampian Funding	40,000,000	5.25	01/22/07	39,518,800
Limited	121,000,000	5.25	01/25/07	119,491,130
KittyHawk Funding	107,463,000	5.26	11/20/06	107,164,671
Lake Constance Funding, LLC	45,350,000	5.25	01/12/07	44,871,558
Liberty Street Funding	40,250,000	5.26	11/16/06	40,161,785
Newport	15,000,000	5.36	11/06/06	14,988,833
Funding Corp	25,000,000	5.35	01/29/07	24,674,250
Norddeutsche	100,000,000	5.26	01/10/07	98,977,000
Landenbank LU	100,000,000	5.26	01/11/07	98,962,000
	110,000,000	5.26	01/19/07	108,728,400
Regency Markets No. 1 LLC	90,000,000	5.26	01/22/07	88,912,800
Scaldis & Scaldis	165,000,000	5.26	11/20/06	164,542,377
Sheffield Receivables Corp.	215,000,000	5.25	01/25/07	212,318,950
Sigma Finance Inc.	50,000,000	5.35	01/29/07	49,348,500
Solitaire	42,150,000	5.25	01/12/07	41,705,318
Funding LLC	103,000,000	5.27	01/22/07	101,762,970
Thames Asset Global Securities Inc.	42,169,000	5.24	01/05/07	41,765,021
UBS Financial Del Corp.	200,000,000	5.25	11/20/06	199,445,833
Victory Receivable Corp	99,000,000	5.27	11/13/06	98,826,255
Total Commercial Paper (Cost $3,161,996,748)				3,161,942,050

Commercial Paper—Variable Rate 4.8%
Morgan	197,200,000	5.38	11/17/06	197,200,000
Stanley	250,000,000	5.38	11/28/06	250,000,000
	227,300,000	5.38	12/01/06	227,300,000
Newport Funding Corp.	105,000,000	5.36	11/03/06	105,000,000
Skandinaviska Enskilda Banken	100,000,000	5.29	11/28/06	99,999,629
Total Commercial Paper — Variable Rate (Cost $879,499,629)				879,499,629

Time Deposits — 3.2%
SunTrust Bank, Caymen	579,447,000	5.32	11/01/06	579,447,000
Total Time Deposits (Cost $579,447,000)				579,447,000

See Notes to Financial Statements.

24    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Premier Institutional Portfolio
Schedule of Investments (concluded)

Face Amount	Issue	Value (Note 1a)

Repurchase Agreements — 16.1%
$250,000,000	Barclays Capital Inc., purchased on 10/31/06 to yield 5.63% to 11/01/06, repurchase price of $250,037,240, collateralized by corporate obligations with an aggregate value of $255,000,000, 0% – 8.125% due from 11/21/08 to 10/01/36.	$250,000,000
700,000,000	Deutsche Bank Securities Inc., purchased on 10/31/06 to yield 5.29% to 11/01/06, repurchase price of $700,102,861, collateralized by US Goverernment Agency securities with an aggregate value of $714,000,053, 0% – 5.75% due from 12/15/06 to 09/09/11.	700,000,000
200,000,000	Deutsche Bank Securities Inc., purchased on 10/31/06 to yield 5.36% to 11/01/06, repurchase price of $200,029,778, collateralized by corporate obligations with an aggregate value of $204,000,000, 0% – 9.914% due from 05/08/20 to 11/10/46.	200,000,000
400,000,000	Goldman Sachs & Company, purchased on 10/31/06 to yield 5.41% to 11/01/06, repurchase price of $400,060,139, collateralized by corporate obligations with an aggregate value of $408,000,000, 0% – 8.87% due from 03/22/07 to 11/15/45.	400,000,000
200,000,000	HSBC Securities (USA) Inc., purchased on 10/31/06 to yield 5.37% to 11/01/06, repurchase price of $200,029,833, collateralized by corporate obligations with an aggregate value of $204,000,895, 0% – 7.625% due from 12/08/06 to 05/02/36.	200,000,000
325,000,000	JP Morgan Securities Inc., purchased on 10/31/06 to yield 5.41% to 11/01/06, repurchase price of $325,048,840, collateralized by corporate obligations with an aggregate value of $338,000,000, 0% – 11.50% due from 12/15/08 to 05/01/16.	325,000,000
377,000,000	Morgan Stanley & Co., Inc., purchased on 10/31/06 to yield 5.45% to 11/01/06, repurchase price of $377,057,074, collateralized by U.S. Government agency securities with an aggregate value of $385,284,447, 3.125% – 6.00% due from 06/30/08 to 05/28/15.	377,000,000
475,000,000	UBS Warburg LLC, purchased on 10/31/06 to yield 5.38% to 11/01/06, repurchase price of $475,070,986, collateralized by U.S. Government agency securities with an aggregate value of $484,501,463, 4.125% – 5.125% due from 10/18/10 to 10/15/14.	475,000,000

Total Repurchase Agreements (Cost $2,927,000,000)	2,927,000,000
Total Investments — 99.8% (Cost $18,127,741,009)	18,122,286,584
Other Assets in Excess of Liabilities — 0.2%	37,735,184
Net Assets	$18,160,021,768

Note — Costs for federal income tax purposes are the same as those shown above. At October 31, 2006, net unrealized depreciation amounted to $5,454,426 and is comprised of $470,250 in appreciation and $5,924,676 in depreciation.

*	Commercial Paper and some U.S. Government and Agency Issues are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity; the rates shown are the rates in effect at October 31, 2006. For variable rate instruments, the next date on which the interest rate is to be adjusted is deemed the maturity date for valuation.

(a)	Restricted securities — Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

Security	Acquisition Date	Cost

GE Life and Annuity Assurance Co.
5.41%, 11/01/06	11/01/05	$50,000,000
5.42%, 10/01/07	10/02/06	$50,000,000
Hartford Life Insurance Co.
5.39%, 12/01/06	12/01/05	$50,000,000
5.39%, 10/01/07	09/01/06	$20,000,000
ING USA Annuity and Life Insurance Co.
5.41%, 01/23/07	12/22/05	$100,000,000
J.P. Morgan Chase & Co.
5.33%, 02/09/07	05/16/06	$360,000,000
Metropolitan Life Insurance Co.
5.32%, 09/04/07	09/01/06	$210,000,000
Monumental Life Insurance Co.
5.47%, 11/16/06	11/17/05	$90,000,000
New York Life Insurance Co.
5.41%, 11/16/06	11/17/05	$140,000,000
5.41%, 12/06/06	12/07/05	$250,000,000
5.44%, 10/15/07	10/18/06	$87,000,000
Travelers Insurance Co. (The)
5.37%, 03/01/07	03/01/06	$35,000,000

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,442,000,000 or 7.9% of net assets.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At period end, the value of these securities amounted to $2,508,038,329 or 13.8% of net assets.

(c)	Investments in companies considered to be an affiliate of the Trust (such companies are defined as “Affiliated Companies” in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

Affiliate	Net Activity	Dividend/ Interest Income

Merrill Lynch Liquidity Series, LLC Money Market Series	—	$53,419

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    25

Merrill Lynch Premier Institutional Portfolio
Statement of Assets and Liabilities
October 31, 2006

Assets:
Investments in securities subject to repurchase agreements	$2,927,000,000
Investments in other marketable securities	15,195,286,584
Total investments, at value (identified cost $18,127,741,009) (Note 1a)		$18,122,286,584
Cash		24,615,143
Interest receivable		63,467,537
Securities lending income receivable		371
Total assets		18,210,369,635
Liabilities:
Advisory fee payable (Note 2)		780,476
Payable for investments purchased		49,500,000
Accrued expenses		67,391
Total liabilities		50,347,867
Net Assets applicable to investors’ interests		$18,160,021,768
Sources of Net Assets:
Net proceeds from capital contributions and withdrawals		$18,165,476,193
Net unrealized depreciation		(5,454,425)
Total		$18,160,021,768

Merrill Lynch Premier Institutional Portfolio
Statement of Operations
For the Six Months Ended October 31, 2006

Investment Income:
Interest and discount earned		$407,477,404
Securities lending income (Note 1f)		53,419
Total income		407,530,823
Expenses:
Investment advisory fee (Note 2)		3,985,630
Accounting and custodian services		162,585
Dividend and transfer agency fees		32,219
Total expense		4,180,434
Net investment income		403,350,389
Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions	$10,079
Net unrealized appreciation of investments	14,275,440
Net realized and unrealized gain from investments		14,285,519
Net Increase in Net Assets Resulting From Operations		$417,635,908

See Notes to Financial Statements.

26    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Premier Institutional Portfolio
Statement of Changes in Net Assets

	Six Months Ended October 31, 2006	Year Ended April 30, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$403,350,389	$702,445,337
Net realized gain (loss) from investment transactions	10,079	(2,601,711)
Net unrealized appreciation of investments	14,275,440	1,533,720
Net increase in net assets resulting from operations	417,635,908	701,377,346

Capital Transactions:
Contributions from feeders	14,715,554,487	37,905,415,203
Withdrawals from feeders	(13,801,658,740)	(40,537,583,639)
Net increase (decrease) in net assets from capital transactions	913,895,747	(2,632,168,436)
Net increase (decrease) in net assets	1,331,531,655	(1,930,791,090)

Net Assets:
Beginning of period	16,828,490,113	18,759,281,203
End of period	$18,160,021,768	$16,828,490,113

Merrill Lynch Premier Institutional Portfolio
Supplementary Data

	Six Months Ended October 31, 2006						For the Period January 14, 2002* to April 30, 2002
			Year Ended April 30,
			2006	2005	2004	2003
Ratio of expenses to average net assets	0.05	(1)	.05%	.05%	.05%	.05%	.05	%(1)
Ratio of net investment income to average net assets	5.06	(1)	3.81%	1.80%	1.15%	1.70%	1.79	%(1)
Net Assets, end of period (000)	$18,160,022		$16,828,490	$18,759,281	$45,728,349	$44,595,647	$46,401,655

(1)	On an annualized basis.

*	Commencement of Operations.

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)27

Merrill Lynch Institutional Portfolio
Schedule of Investments

Issue	Face Amount	Interest Rate*	Maturity Date	Value (Note 1a)

U.S. Government & Agency Issues — 4.2%
U.S. Treasury Notes	$18,000,000	4.38%	01/31/08	$17,896,644
Fannie Mae	15,000,000	3.55	01/30/07	14,929,785
	10,000,000	3.18	03/28/07	9,912,450
	15,881,000	3.13	05/04/07	15,711,613
	14,965,000	3.38	09/07/07	14,740,600
	14,000,000	4.38	09/07/07	13,899,116
	55,000,000	4.88	01/11/08	54,841,710
	14,200,000	4.96	02/08/08	14,175,576
Federal Home Loan Banks	50,000,000	3.25	11/29/06	50,000,000
	15,000,000	3.75	11/30/06	14,998,479
	55,000,000	3.80	12/29/06	54,981,375
	35,000,000	3.45	01/10/07	34,870,045
	25,000,000	3.75	01/16/07	24,914,575
	11,130,000	5.38	02/15/07	11,128,865
	25,000,000	3.75	03/07/07	24,860,000
	12,870,000	3.00	04/26/07	12,729,408
	10,000,000	4.00	06/22/07	9,921,890
	15,000,000	4.00	07/13/07	14,880,525
	18,000,000	4.00	09/07/07	17,900,424
	21,000,000	4.25	09/26/07	20,824,776
	7,000,000	4.56	10/18/07	6,959,974
	8,250,000	3.50	11/27/07	8,111,961
	11,865,000	3.40	02/06/08	11,629,349
Freddie Mac	25,000,000	3.75	11/15/06	24,999,522
	30,000,000	4.25	02/28/07	29,889,630
	19,000,000	2.50	05/24/07	18,711,238
	10,000,000	3.00	09/18/07	9,813,840
	25,750,000	4.45	09/28/07	25,583,784
	25,000,000	4.60	10/05/07	24,868,875
	24,445,000	4.63	10/05/07	24,323,337
	25,000,000	4.73	10/19/07	24,896,375
	35,300,000	4.75	10/24/07	35,134,761
Total U.S. Government & Agency Issues (Cost $695,201,441)				693,040,502

Certificates of Deposit — Variable Rate — 1.9%
Bank of America, N.A.	315,000,000	5.31	08/14/07	315,000,000
Total Certificates of Deposit (Cost $315,000,000)				315,000,000

Euro Certificates of Deposit — 1.6%
Alliance & Leceister plc	100,000,000	5.26	04/10/07	99,888,000
Caylon	75,000,000	5.04	02/21/07	74,889,750
	75,000,000	5.08	02/26/07	74,895,000
Societe Generale	25,000,000	5.36	05/16/07	24,983,500
Total Euro Certificates of Deposit (Cost $275,002,109)				274,656,250

Yankee Certificates of Deposit — 14.1%
Banco Bilbao Vizcaya Argentaria S.A., NY	100,000,000	5.30	11/22/06	100,000,000
	150,000,000	5.30	11/28/06	150,000,557
	50,000,000	5.26	04/11/07	49,944,500
Barclays	50,000,000	5.34	12/01/06	50,000,000
Bank Plc	150,000,000	5.31	01/04/07	149,994,000
Canadian Imperial Bank of Commerce	100,000,000	5.40	10/15/07	99,981,000
Credit Suisse, NY	350,000,000	5.31	11/20/06	350,000,000

Yankee Certificates of Deposit — (concluded)
Depka Bank Plc	$100,000,000	5.30%	11/21/06	$100,000,000
	150,000,000	5.30	11/22/06	150,000,000
HBOS Treasury Services, Plc	85,000,000	5.34	12/05/06	85,000,000
	115,000,000	5.41	02/23/07	115,008,050
	100,000,000	5.15	03/27/07	99,858,000
Svenska Handelsbanken AB, NY	250,000,000	5.30	11/22/06	250,000,000
SwedBank	75,000,000	5.20	03/30/07	74,906,250
Toronto-Dominion	150,000,000	5.49	02/05/07	150,031,500
Bank, NY	55,000,000	5.43	06/08/07	55,020,900
UBS AG	300,000,000	5.31	11/27/06	300,000,000
Total Yankee Certificates of Deposit (Cost $2,330,003,545)				2,329,744,757

Yankee Certificates of Deposit — Variable Rate — 7.5%
Barclays Bank Plc	250,000,000	5.26	12/22/06	249,993,943
	100,000,000	5.28	07/05/07	99,990,066
BNP Paribas, NY	42,000,000	5.26	12/11/06	41,999,420
Nordea Bank, Finland	200,000,000	5.31	12/22/06	199,995,939
Royal Bank of Canada, NY	250,000,000	5.31	12/27/06	249,995,257
Royal Bank of	136,000,000	5.27	11/20/06	135,998,939
Scotland, NY	165,000,000	5.27	12/27/06	164,995,813
Svenska Handelsbanken AB, NY	100,000,000	5.26	12/14/06	99,996,639
Total Yankee Certificates of Deposit — Variable Rate (Cost $1,242,966,017)				1,242,966,016

Bank Notes — Variable Rate — 2.5%
Bank of America, N.A.	413,000,000	5.32	01/16/07	413,000,000
Total Bank Notes — Variable Rate (Cost $413,000,000)				413,000,000

Corporate Notes — Variable Rate — 4.8%
ANZ National (b)	125,000,000	5.30	10/08/07	125,002,125
ASIF Global Financing XXX (b)	35,000,000	5.33	10/23/07	35,002,310
Bank of Ireland (b)	30,200,000	5.29	10/19/07	30,200,211
General Electric Capital Corp	100,000,000	5.42	10/17/07	100,105,900
Goldman Sachs Group, Inc (b)	122,500,000	5.37	09/14/07	122,525,725
HSBC Finance Inc.	91,000,000	5.35	10/23/07	91,034,580
Metropolitan	28,000,000	5.41	10/15/07	28,021,084
Life Global	37,500,000	5.33	11/06/07	37,504,913
Funding I (b)
Nationwide Building Society (b)	31,500,000	5.42	10/26/07	31,505,261
Northern Rock Plc (b)	56,000,000	5.46	10/08/07	56,028,896
Skandinaviska	110,000,000	5.31	10/09/07	110,008,580
Enskilda
Banken AB (b)

See Notes to Financial Statements.

28    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Institutional Portfolio
Schedule of Investments (continued)

Issue	Face Amount	Interest Rate*	Maturity Date	Value (Note 1a)

Corporate Notes — Variable Rate — (concluded)
Westpac Banking Corp.	$25,000,000	5.40%	10/11/07	$25,004,200
Total Corporate Notes — Variable Rate (Cost $791,700,000)				791,943,785

Medium Term Notes — Variable Rate — 4.1%
American Express Centurion Bank	75,000,000	5.28	01/09/07	75,004,350
Lehman Brothers Holdings Inc.	110,000,000	5.37	06/26/07	110,012,100
Links Finance LLC	125,000,000	5.32	06/05/07	125,000,500
Sigma Finance Inc. (b)	175,000,000	5.31	06/12/07	174,983,200
Stanfield Victoria	59,000,000	5.32	12/15/06	58,998,236
Funding LLC (b)	130,000,000	5.32	06/04/07	129,994,670
Total Medium Term Notes — Variable Rate (Cost $673,970,666)				673,993,056

Extendable Commercial Notes — 0.4%
Park Granada LLC	44,150,000	5.28	11/03/06	44,137,049
Park Sienna LLC	17,700,000	5.29	11/17/06	17,658,385
Total Extendable Commercial Notes (Cost $61,795,434)				61,795,434

Master Notes — Variable Rate — 3.7%
GE Life and Annuity Assurance Co. (a)	45,000,000	5.42	10/01/07	45,000,000
Hartford Life Insurance Co. (a)	80,000,000	5.39	10/01/07	80,000,000
ING USA Annuity & Life Insurance Co. (a)	30,000,000	5.40	09/18/07	30,000,000
Monumental Life	40,000,000	5.47	11/16/06	40,000,000
Insurance Co. (a)	160,000,000	5.48	05/24/07	160,000,000
New York Life Insurance Company (a)	40,000,000	5.41	11/16/06	40,000,000
	45,000,000	5.37	05/25/07	45,000,000
	76,000,000	5.44	10/15/07	76,000,000
United of Omaha Life Insurance Company (a)	100,000,000	5.39	04/30/07	100,000,000
Total Master Notes — Variable Rate (Cost $616,000,000)				616,000,000

Commercial Paper — 42.3%
Amstel Funding Corp.	55,000,000	5.26	01/22/07	54,339,450
	72,694,000	5.26	02/02/07	71,695,589
Atlantis One	22,600,000	5.24	01/11/07	22,364,734
Funding Corp.	18,700,000	5.24	01/12/07	18,502,715
Atomium Funding Corp.	39,000,000	5.27	01/10/07	38,597,520
BankAmerica Corporation	60,000,000	5.25	01/09/07	59,394,600
Barton Capital Corporation	135,707,000	5.26	11/20/06	135,330,262
Bear Steans Co. Inc.	75,000,000	5.24	01/22/07	74,100,000
Beethoven Funding Corp.	40,000,000	5.27	11/01/06	40,000,000
Brahms Funding Corp.	35,050,000	5.29	12/14/06	34,828,533
Cafco, LLC	50,000,000	5.25	11/27/06	49,810,417

Commercial Paper — (continued)
Cancara Asset Securitization	$55,754,000	5.25%	01/31/07	$55,005,967
Charta Corp	37,700,000	5.26	01/19/07	37,611,866
	23,000,000	5.25	01/18/07	22,735,730
Citibank Credit Card Issuer	46,000,000	5.26	01/18/07	45,475,140
	81,000,000	5.26	01/19/07	80,063,640
	18,500,000	5.26	01/23/07	18,275,225
Citigroup Funding Inc.	95,000,000	5.24	01/04/07	94,116,500
	135,000,000	5.24	01/08/07	133,666,200
	95,000,000	5.25	01/10/07	94,032,900
Concord Minute Capital Company	55,750,000	5.26	01/16/07	55,125,600
Concord Minuteman	37,150,000	5.29	11/06/06	37,122,731
	47,700,000	5.30	11/10/06	47,636,798
	271,567,000	5.28	11/13/06	271,089,042
	54,000,000	5.28	11/16/06	53,881,200
CRC Funding LLC	50,000,000	5.26	11/09/06	49,941,556
	35,000,000	5.25	01/18/07	34,599,950
Crown Point	167,043,000	5.26	11/20/06	166,579,270
Capital Funding	26,200,000	5.26	01/04/07	25,952,672
	81,000,000	5.25	01/16/07	80,092,800
	21,120,000	5.26	01/17/07	19,891,839
DepfaBank Plc	250,000,000	5.25	01/17/07	247,200,000
	150,000,000	5.26	01/18/07	148,299,000
Falcon Asset Securitization	50,000,000	5.26	11/30/06	49,788,139
Five Finance Inc.	65,000,000	5.25	01/11/07	64,323,350
	29,300,000	5.26	01/22/07	28,948,107
Gemini Securitization Corp	50,000,000	5.27	12/18/06	49,655,986
General Electric	500,000,000	5.24	12/28/06	495,851,667
Giro Funding U.S Corp.	30,000,000	5.28	11/27/06	29,885,600
Grampian Funding Limited	23,000,000	5.25	01/18/07	22,736,650
	40,000,000	5.25	01/22/07	39,518,800
	110,000,000	5.25	01/25/07	108,628,300
	95,000,000	5.25	02/01/07	93,718,450
	256,000,000	5.25	02/02/07	252,490,667
Jupiter Securitization Corporation	159,818,000	5.26	11/20/06	159,374,327
	47,000,000	5.25	12/12/06	46,718,979
	51,463,000	5.25	12/18/06	51,110,264
KittyHawk Funding	109,031,000	5.26	11/16/06	108,792,040
	75,000,000	5.28	11/20/06	74,791,792
Lexington Parker	50,687,000	5.26	11/16/06	50,119,306
Capital Corp.	100,490,000	5.27	11/21/06	100,195,788
Liberty Street Funding Corp.	40,000,000	5.27	11/10/06	39,947,350
	31,000,000	5.26	11/15/06	30,936,588
	39,050,000	5.26	11/16/06	38,964,415
	46,350,000	5.26	11/17/06	46,241,644
Newport Funding Corp	35,000,000	5.36	11/06/06	34,973,944
Norddeutsche Landenbank LU	98,000,000	5.26	01/08/07	97,025,880
	120,000,000	5.26	01/16/07	118,666,800
	110,000,000	5.26	01/17/07	108,761,400
	110,000,000	5.26	01/18/07	108,744,900
Old Line Funding LLC	52,165,000	5.26	11/16/06	52,050,672

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    29

Merrill Lynch Institutional Portfolio
Schedule of Investments (continued)

Issue	Face Amount	Interest Rate*	Maturity Date	Value (Note 1a)

Commercial Paper — (concluded)
Preferred Receivables Funding Corp.	$101,000,000	5.26%	11/20/06	$100,719,613
Polonius Inc.	16,000,000	5.28	11/16/06	15,964,833
Prudential Funding LLC	70,000,000	5.22	01/03/07	69,359,500
Regency Markets No. 1 LLC	47,000,000	5.26	01/22/07	46,432,240
	53,648,000	5.26	11/17/06	53,522,583
	30,000,000	5.26	01/22/07	29,637,600
Scaldis & Scaldis	31,100,000	5.27	11/07/06	31,072,684
	135,832,000	5.26	11/20/06	135,455,274
Sheffield Receivables Corp.	188,000,000	5.25	01/25/07	185,655,640
Solitaire Funding LLC Funding Corp	107,000,000	5.25	01/12/07	105,871,150
	29,000,000	5.25	01/16/07	28,676,940
	64,160,000	5.25	01/22/07	63,389,438
	95,000,000	5.27	01/22/07	93,859,050
Spintab AB	75,000,000	5.28	11/30/06	74,681,000
Surrey Funding Corp.	35,250,000	5.26	01/16/07	34,856,610
Thames Asset	68,200,000	5.25	01/05/07	67,546,644
Global Securities Inc.	41,000,000	5.26	01/05/07	40,607,220
UBS Financial Del Corp.	300,000,000	5.25	11/20/06	299,168,750
Variable Funding	275,000,000	5.26	11/03/06	274,919,639
Capital Corp.	30,400,000	5.26	11/13/06	30,346,699
Victory Receivable Corp	83,363,000	5.27	11/20/06	83,131,135
Yorktown Capital Corp.	50,000,000	5.26	11/15/06	49,897,722
	98,108,000	5.26	11/16/06	97,892,980
	60,000,000	5.26	11/17/06	59,859,733
Total Commercial Paper (Cost $6,993,001,982)				6,992,845,928

Commercial Paper — Variable Rate 1.6%
Morgan Stanley	45,500,000	5.38	11/17/06	45,500,000
	24,400,000	5.38	12/01/06	24,400,000
Newport Funding Corp.	100,000,000	5.36	11/03/06	100,000,000
Skandinaviska Enskilda Banken	100,000,000	5.29	11/28/06	99,999,629
Total Commercial Paper — Variable Rate (Cost $269,899,629)				269,899,629

Time Deposits — 2.1%
SunTrust Bank, Caymen	346,574,000	5.32	11/01/06	346,574,000
Total Time Deposits (Cost $346,574,000)				346,574,000

Face Amount	Issue	Value (Note 1a)

Repurchase Agreements — 8.7%
$175,000,000	Barclays Capital Inc., purchased on 10/31/06 to yield 5.36% to 11/01/06, repurchase price of $175,026,068, collateralized by corporate obligations with an aggregate value of $178,500,000, 5.70% – 8.00% due from 04/01/10 to 09/15/36.	$175,000,000
175,000,000	Citigroup Global Markets Inc., purchased on 10/31/06 to yield 5.41% to 11/01/06, repurchase price of $175,026,299, collateralized by corporate obligations with an aggregate value of $182,000,000, 0% – 5.729% due from 04/25/34 to 11/05/46.	175,000,000
425,000,000	Deutsche Bank Securities Inc., purchased on 10/31/06 to yield 5.29% to 11/01/06, repurchase price of $425,062,451, collateralized by US Goverernment Agency securities with an aggregate value of $433,500,966, 0% – 6.625% due from 01/23/07 to 04/01/36.	425,000,000
100,000,000	Goldman Sachs & Company, purchased on 10/31/06 to yield 5.38% to 11/01/06, repurchase price of $100,014,951, collateralized by corporate obligations with an aggregate value of $102,000,000, 0% – 6.541% due from 09/20/19 to 08/28/46.	100,000,000
185,000,000	Goldman Sachs & Company, purchased on 10/31/06 to yield 5.41% to 11/01/06, repurchase price of $185,027,814, collateralized by corporate obligations with an aggregate value of $192,400,000, 0% – 9.75% due from 09/12/07 to 08/01/26.	185,000,000
375,000,000	Morgan Stanley & Co., Inc., purchased on 10/31/06 to yield 5.36% to 11/01/06, repurchase price of $375,055,859, collateralized by corporate obligations with an aggregate value of $384,198,400, 0% – 9.436% due from 03/15/11 to 06/25/47.	375,000,000
Total Repurchase Agreements (Cost $1,435,000,000)	1,435,000,000
Total Investments — 99.6% (Cost $16,978,959,773)	16,456,459,357
Other Assets in Excess of Liabilities — 0.4%	78,802,971
Net Assets	$16,535,262,328

Note — Costs for federal income tax purposes are the same as those shown above. At October 31, 2006, net unrealized depreciation amounted to $2,655,465 and is comprised of $384,025 in appreciation and $3,039,490 in depreciation.

*	Commercial Paper and some U.S. Government and Agency Issues are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity; the rates shown are the rates in effect at October 31, 2006. For variable rate instruments, the next date on which the interest rate is to be adjusted is deemed the maturity date for valuation.

(a)	Restricted securities — Investment in securities not registered under the Securities Act of 1933.

See Notes to Financial Statements.

30    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Institutional Portfolio
Schedule of Investments (concluded)

Additional information on each holding is as follows:

Security	Acquisition Date	Cost

GE Life and Annuity Assurance Co.
5.42%, 10/01/07	10/02/06	$45,000,000
Hartford Life Insurance Co.
5.39%, 10/01/07	09/01/06	$80,000,000
ING USA Annuity and Life Insurance Co.
5.40%, 09/18/07	08/18/06	$30,000,000
Monumental Life Insurance Co.
5.47%, 11/16/06	11/17/05	$40,000,000
5.48%, 05/24/07	04/28/06	$160,000,000
New York Life Insurance Co.
5.41%, 11/16/06	11/17/05	$40,000,000
5.37%, 05/25/07	05/26/06	$45,000,000
5.44%, 10/15/07	10/18/06	$76,000,000
United of Omaha Life Insurance Co.
5.39%, 04/30/07	04/27/06	$100,000,000

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $616,000,000 or 3.7% of net assets.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At period end, the value of these securities amounted to $939,775,211 or 5.7% of net assets.

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    31

Merrill Lynch Institutional Portfolio
Statement of Assets and Liabilities
October 31, 2006

Assets:
Investments in securities subject to repurchase agreements	$1,435,000,000
Investments in other marketable securities	15,021,459,357
Total investments, at value (identified cost $16,459,114,822) (Note 1a)		$16,456,459,357
Cash		20,046,350
Interest receivable		59,531,857
Total assets		16,536,037,564
Liabilities:
Advisory fee payable (Note 2)		708,231
Accrued expenses		67,005
Total liabilities		775,236
Net Assets applicable to investors’ interests		$16,535,262,328
Sources of Net Assets:
Net proceeds from capital contributions and withdrawals		$16,537,917,793
Net unrealized depreciation		(2,655,465)
Total		$16,535,262,328

Merrill Lynch Institutional Portfolio
Statement of Operations
For the Six Months Ended October 31, 2006

Investment Income:
Interest and discount earned	$383,653,106
Expenses:
Investment advisory fee (Note 2)	3,670,730
Accounting and custodian services	158,694
Dividend and transfer agency fees	32,219
Total expense	3,861,643
Net investment income	379,791,463
Net unrealized appreciation of investments	4,235,755
Net Increase in Net Assets Resulting From Operations	$384,027,218

See Notes to Financial Statements.

32    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Institutional Portfolio
Statement of Changes in Net Assets

	Six Months Ended October 31, 2006	Year Ended April 30, 2006
Increase in Net Assets:

Operations:
Net investment income	$379,791,463	$408,887,505
Net realized gain from investment transactions	—	124,988
Net unrealized appreciation (depreciation) of investments	4,235,755	(2,947,091)
Net increase in net assets resulting from operations	384,027,218	406,065,402

Capital Transactions:
Contributions from feeders	6,300,986,525	12,614,652,561
Withdrawals from feeders	(2,749,905,405)	(9,815,463,887)
Net increase in net assets from capital transactions	3,551,081,120	2,799,188,674
Net increase in net assets	3,935,108,338	3,205,254,076

Net Assets:
Beginning of period	12,600,153,990	9,394,899,914
End of period	$16,535,262,328	$12,600,153,990

Merrill Lynch Institutional Portfolio
Supplementary Data

	Six Months Ended October 31, 2006		Year Ended April 30,				For the Period January 14, 2002* to April 30, 2002
			2006	2005	2004	2003
Ratio of expenses to average net assets	.05	%(1)	.05%	.05%	.05%	.05%	.05	%(1)
Ratio of net investment income to average net assets	5.17	%(1)	3.93%	1.87%	1.14%	1.71%	1.81	%(1)
Net Assets, end of period (000)	$16,535,262		$12,600,154	$9,394,900	$10,603,174	$11,662,227	$12,840,286

(1)	On an annualized basis.

*	Commencement of Operations.

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    33

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments

Face Amount	Issue	Value (Note 1a)

Alabama — 2.3%
$7,500,000	Athens-Limestone County Health Care Auth VRDN 3.58% due 05/01/2015 (a)	$7,500,000
1,470,000	Birmingham, Alabama Public Parks & Recreation Board Rev (YMCA Project) VRDN 3.60% due 06/01/2016 (a)	1,470,000
4,795,000	Birmingham, Alabama Waterworks & Sewer Board (Water & Sewer Rev Floaters — Series 947) VRDN 3.60% due 01/01/2033 (a)(b)	4,795,000
30,000,000	Columbia, Alabama IDB Rev (Alabama Power Co.) VRDN 3.70% due 11/01/2021 (a)	30,000,000
	Columbia, Alabama IDB PCR (Alabama Power Co. Project) DDN:
21,540,000	(Series A) 3.65% due 05/01/2022 (a)	21,540,000
24,600,000	(Series E) 3.66% due 10/01/2022 (a)	24,600,000
35,000,000	Decatur, Alabama IDB Rev VRDN 3.67% due 08/01/2036 (a)	35,000,000
6,810,000	Homewood, Alabama Medical Clinic Board Lease Rev (Lakeshore Foundation Project) VRDN 3.66% due 11/01/2024 (a)	6,810,000
	Jefferson County, Alabama Sewer Rev VRDN:
30,000,000	(Series C-3) 3.60% due 02/01/2040 (a)	30,000,000
20,000,000	(Series C-4) 3.58% due 02/01/2040 (a)	20,000,000
93,600,000	(Series C-6) 3.58% due 02/01/2040 (a)	93,600,000
3,620,000	Tuscaloosa County, Alabama Educational Bldg Auth Rev (American Christian Education) VRDN 3.61% due 01/01/2023 (a)	3,620,000
6,700,000	Tuscaloosa County, Alabama IDA Solid Waste Disposal Rev VRDN 3.67% due 09/01/2020 (a)	6,700,000
	University of Alabama General Rev VRDN:
4,765,000	(Putters — Series 477) 3.60% due 07/01/2012 (a)	4,765,000
15,720,000	(Series C) 3.57% due 07/01/2034 (a)	15,720,000
43,700,000	West Jefferson, Alabama IDB PCR (Alabama Power Co. Project) DDN 3.70% due 06/01/2028 (a)	43,700,000
Alaska — 1.6%
98,150,000	Alaska IDA Rev (ROCS RR II R 320) VRDN 3.60% due 04/01/2034 (a)(b)	98,150,000
7,345,000	Alaska Municipal Board Auth (ROCS RR II R 7525) VRDN 3.60% due 05/01/2024 (a)(b)	7,345,000
20,000,000	Alaska State Housing Finance Corp. (Veterans Mortgage Program) VRDN 3.42% due 12/01/2006 (a)	20,000,000
12,070,000	Alaska State International Airports Rev (ROCS RR II R 527) VRDN 3.60% due 10/01/2024 (a)	12,070,000
4,975,000	Anchorage, Alaska (ROCS RR II R 6034) VRDN 3.60% due 12/01/2024 (a)(b)	4,975,000
4,990,000	Civic Ventures, Alaska (Merlots — Series D-01) VRDN 3.60% due 09/01/2022 (a)(b)	4,990,000
	Valdez, Alaska Marine Term Rev (Philips Project) FXRDN:
44,000,000	(Series A) 3.68% due 06/01/2007	44,000,917
44,485,000	(Series B) 3.68% due 06/01/2007	44,485,000

Arizona — 1.0%
$2,615,000	Arizona State University Certificate Partnership (Putters — Series 694) VRDN 3.60% due 09/01/2012 (a)	$2,615,000
6,770,000	Coconino County, Arizona PCR (Arizona Public Service Co. Project) DDN 3.66% due 11/01/2033 (a)	6,770,000
23,000,000	Maricopa County, Arizona IDA Health Facilities Rev (Putters — Series 420) VRDN 3.62% due 01/01/2010 (a)(b)	23,000,000
12,054,000	Maricopa County, Arizona IDA S/F Mortgage Rev (Floaters — Series 1165) VRDN 3.63% due 02/01/2008 (a)(b)	12,054,000
5,180,000	Mesa, Arizona Utility System Rev (Putters — Series 960) VRDN 3.60% due 01/01/2013 (a)(b)	5,180,000
76,010,000	Morgan Keegan Municipal Products Inc. (Series A) VRDN 3.66% due 02/02/2009 (a)(b)	76,010,000
4,675,000	Phoenix, Arizona Civic Corp. Excise Tax (Macon Trust — Series L) VRDN 3.60% due 07/01/2041 (a)(b)	4,675,000
	Phoenix, Arizona Civic Corp. Distribution Rev VRDN:
3,170,000	(Putters — Series 1306) 3.62% due 01/01/2026 (a)(b)	3,170,000
7,200,000	(Series Z-11) 3.63% due 05/08/2034 (a)(b)	7,200,000
18,670,000	Phoenix, Arizona IDA S/F Mortgage Rev (Putters — Series 1391) VRDN 3.62% due 12/01/2012 (a)(b)	18,670,000
Arkansas — 0.9%
3,750,000	Arkansas State Development Finance Auth M/F Housing Rev (Chapel Ridge — Series C) VRDN 3.66% due 05/01/2031 (a)	3,750,000
67,286,500	Arkansas State Development Finance Auth S/F Mortgage Rev (Floaters — Series 1139) VRDN 3.63% due 02/01/2008 (a)(b)	67,286,500
	Eclipse Funding Trust (Solar Eclipse — University of Arkansas) VRDN:
4,990,000	(2006–0026) 3.59% due 11/01/2034 (a)	4,990,000
7,325,000	(2006–0046) 3.59% due 03/01/2036 (a)	7,325,000
30,800,000	Morgan Keegan Municipal Product Inc. Various States Trust Rcpts (Arkansas Development Finance Auth S/F) VRDN 3.66% due 02/01/2010 (a)(b)	30,800,000
11,035,000	Morgan Keegan Municipal Product Inc. Various States Trust Rcpts (Series C) VRDN 3.66% due 06/01/2011 (a)	11,035,000
10,000,000	North Little Rock, Arkansas Health Facilities Board Rev (Baptist Health — Series B) VRDN 3.58% due 12/01/2021 (a)	10,000,000
6,650,000	Pulaski County, Arkansas Public Facilities Board M/F Rev (Chapel Ridge — South West) VRDN 3.64% due 10/01/2034 (a)	6,650,000
California — 0.4%
20,000,000	Access To Loans For Leasing Student Loan Corp. California Rev (Student Loan Program — Series V-A-2) VRDN 3.62% due 07/01/2040 (a)	20,000,000
32,920,844	Los Angeles, California S/F Home Mortgage Rev FXRDN 4.52% due 12/01/2006	32,920,844

See Notes to Financial Statements.

34    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)

Colorado — 2.3%
$3,635,000	Arvada, Colorado Water Enterprise Rev VRDN 3.75% due 11/01/2020 (a)	$3,635,000
7,275,000	Colorado Department of Transportation Rev (Putters — Series 318) VRDN 3.60% due 06/15/2015 (a)	7,275,000
11,680,000	Colorado Educational & Cultural Facilities Auth Rev (Charolette Jewish LLC Project — Series A) VRDN 3.62% due 09/01/2035 (a)	11,680,000
31,000,000	Colorado Educational & Cultural Facilities Auth Rev (National Jewish Board Program) VRDN 3.65% due 12/01/2034 (a)	31,000,000
14,950,000	Colorado Educational & Cultural Facilities Auth Rev (Student Housing — Fuller Project) VRDN 3.67% due 08/01/2035 (a)	14,950,000
14,840,000	Colorado Health Facilities Auth Retirement Facilities Rev (Putters — Series 1390) VRDN 3.62% due 07/15/2020 (a)	14,840,000
5,280,000	Colorado State Board of Governors University Enterprise System Rev (Putters — Series 926) VRDN 3.60% due 03/01/2013 (a)	5,280,000
8,100,000	Dawson Ridge, Colorado (Putters — Series 1392) VRDN 3.62% due 04/01/2019 (a)(b)	8,100,000
5,515,000	Denver, Colorado City & County Airport (Merlots — Series A-61) VRDN 3.65% due 11/15/2012 (a)(b)	5,515,000
	Denver, Colorado City & County Airport Rev VRDN:
28,700,000	(Series B) 3.63% due 11/15/2024 (a)	28,700,000
27,400,000	(Series C-2) 3.63% due 11/15/2025 (a)	27,398,630
16,895,000	Denver, Colorado Convention Center Hotel Auth Rev (ROCS RR II R 618) VRDN 3.60% due 12/01/2035 (a)(b)	16,895,000
	E-470 Public Highway Auth Colorado Rev VRDN:
2,000,000	(Floaters — Series 997) 3.63% due 03/01/2036 (a)(b)	2,000,000
100,000	(Floaters — Series 1064) 3.63% due 10/01/2021 (a)	100,000
1,635,000	(Floaters — Series 1064) 3.63% due 09/01/2029 (a)	1,635,000
13,570,000	(Floaters — Series Z-13) 3.71% due 05/11/2027 (a)	13,570,000
7,305,000	Eclipse Funding Trust 2006-0072 (Solar Eclipse — Colorado Sewer Rev) VRDN 3.59% due 08/01/2034 (a)(b)	7,305,000
	El Paso County, Colorado Certificate Partnership VRDN:
9,080,000	(ROCS RR II R 1050) 3.60% due 12/01/2020 (a)	9,080,000
7,905,000	(ROCS RR II R 2002) 3.68% due 12/01/2019 (a)	7,905,000
389,000	El Paso County, Colorado S/F Mortgage Rev (Floaters — Series 1136) VRDN 3.63% due 11/01/2008 (a)	389,000
4,295,000	Erie, Colorado Certificate Partnership VRDN 3.63% due 11/01/2035 (a)	4,295,000
5,300,000	Goldsmith Metropolitan District Colorado VRDN 3.66% due 12/01/2034 (a)	5,300,000
11,375,000	Jefferson County, Colorado School District (ROCS RR II R 6048) VRDN 3.60% due 12/15/2012 (a)	11,375,000
6,075,000	Lehman Municipal Trust Receipts Various States (Floaters — Series 06) VRDN 3.66% due 12/01/2039 (a)(b)	6,075,000
12,160,000	Municipal Securities Trust Certificate (Class A) DDN 3.61% due 12/22/2009 (a)(b)	12,160,000

Colorado — (concluded)
$19,455,000	Park Creek Metropolitan District Colorado Rev (Series S) VRDN 3.60% due 06/02/2008 (a)(b)	$19,455,000
	Regional Transportation District Sales Tax Rev VRDN:
10,000,000	(Eagles 20060120 CL-A) 3.61% due 11/01/2036 (a)(b)	10,000,000
6,785,000	(Floaters — Series 679) 3.60% due 05/01/2010 (a)(b)	6,785,000
4,210,000	Summit County, Colorado School District (Putters — Series 646) VRDN 3.60% due 12/01/2012 (a)(b)	4,210,000
15,540,000	Traer Creek, Colorado Metropolitan District Rev VRDN 3.60% due 10/01/2021 (a)	15,540,000
	University of Colorado Enterprise Systems Rev VRDN:
4,620,000	(Eagle 720050046 CL-A) 3.61% due 06/01/2030 (a)(b)	4,620,000
5,615,000	(Putters — Series 862) 3.60% due 12/01/2012 (a)(b)	5,615,000
10,000,000	University of Colorado Hospital Auth Rev (ROCS RR II R 573) VRDN 3.60% due 11/15/2040 (a)	10,000,000
10,450,000	Westminster, Colorado EDA Rev (North Huron Urban Renewal) VRDN 3.60% due 12/01/2028 (a)	10,450,000
Delaware — 0.3%
	Goldman Sachs Pool Trust Delaware VRDN:
18,562,681	(Floaters — Series 35) 3.69% due 08/01/2049 (a)	18,562,681
5,264,415	(Floaters — Series 46) 3.66% due 07/01/2048 (a)	5,264,415
21,724,210	(Floaters — Series 2005-1) 3.69% due 06/02/2012 (a)	21,724,210
District of Columbia — 0.7%
5,000,000	District of Columbia Ballpark Rev (Putters — Series 1325) VRDN 3.60% due 02/01/2014 (a)	5,000,000
5,770,000	District of Columbia Housing Finance Agency Rev (Putters — Series 895) VRDN 3.60% due 01/01/2013 (a)	5,770,000
5,385,000	District of Columbia (Merlots—Series B-13) VRDN 3.60% due 06/01/2022 (a)(b)	5,385,000
40,100,000	District of Columbia Rev Bond (American National Red Cross — Series 2000) CP 3.55% due 11/01/2006	40,100,000
22,600,000	Metropolitan Washington D. C. Airports Auth Systems Rev (Eagle 20060009 CL-A) VRDN 3.64% due 10/01/2035 (a)(b)	22,600,000
20,095,000	Washington D. C. Convention Center Auth Dedicated Tax Rev (Floater Certificates — Series 539) VRDN 3.60% due 10/01/2021 (a)	20,095,000
Florida — 7.0%
7,210,000	Bay County, Florida Water System Rev (ROCS RR II R 3037) VRDN 3.60% due 09/01/2022 (a)	7,210,000
5,000,000	Brevard County, Florida Health Facilities Auth Rev (Wuesthoff Health System Inc. Project) VRDN 3.57% due 01/01/2034 (a)	5,000,000
3,000,000	Broward County, Florida Educational Facilities Auth Rev (Nova Southeastern University — Series C) DDN 3.64% due 04/01/2024 (a)	3,000,000
15,875,000	Broward County, Florida Health Facilities Auth Rev (John Knox Village Project) DDN 3.70% due 09/01/2032 (a)	15,875,000
15,250,000	Dade County, Florida IDA (Florida Power & Light Co.) VRDN 3.65% due 06/01/2021 (a)	15,250,000
21,270,000	Eclipse Funding Trust 2006–0008 (Solar Eclipse — Volusia County School Board Certificate Partnership) VRDN 3.59% due 08/01/2013 (a)	21,270,000

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    35

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
Florida — (continued)
	Eclipse Funding Trust (Solar Eclipse — Liquidity Facilities Agreement) VRDN:
$16,600,000	(2006-0076) 3.59% due 11/01/2031 (a)(b)	$16,600,000
4,750,000	(2006-0081) 3.59% due 02/01/2035 (a)(b)	4,750,000
	Escambia County, Florida Health Facilities Auth Rev (Azalea Trace Inc.) DDN:
9,735,000	(Series A) 3.65% due 11/15/2015 (a)	9,735,000
25,395,000	(Series B) 3.65% due 11/15/2029 (a)	25,395,000
8,000,000	Florida Housing Finance Corp. M/F Mortgage Rev (ROCS RR 11 R 600-CE) VRDN 3.63% due 07/01/2043 (a)	8,000,000
	Florida Local Government Finance Community Pool Loan Program (Series B) CP:
16,433,000	3.58% due 11/01/2006	16,433,000
10,000,000	3.59% due 12/01/2006	10,000,000
26,075,000	3.65% due 12/14/2006	26,075,000
20,000,000	3.58% due 12/15/2006	20,000,000
36,885,000	Florida State (Merlots — Series A-22) VRDN 3.35% due 07/01/2027 (a)(b)	36,885,000
6,905,000	Florida State Board of Education (Putters — Series 473) VRDN 3.60% due 06/01/2011 (a)	6,905,000
4,500,000	Florida State Board of Education Capital Outlay (Eagle 720050057 CL-A) VRDN 3.61% due 06/01/2035 (a)	4,500,000
10,100,000	Florida State Board of Education Capital Outlay Municipal Security Trust Rcpts (Series 138) VRDN 3.63% due 06/01/2032 (a)	10,100,000
44,080,000	Florida State Board of Education Public Education Municipal Securities Trust (Series SGA 102) VRDN 3.62% due 06/01/2029 (a)(b)	44,080,000
2,920,000	FSU Financial Assistance Inc., Florida Educational Athletic Facilities Rev (Municipal Securities Trust Rcpts — Series SGB 44-A) VRDN 3.60% due 10/01/2031 (a)	2,920,000
10,000,000	Highlands County, Florida Health Facilities Auth Rev (Adventist Health System — Series C) VRDN 3.60% due 11/15/2021 (a)	10,000,000
6,600,000	Hillsborough County, Florida Housing Finance Auth M/F Rev (Meridian Pointe Apartments Projects) VRDN 3.60% due 08/15/2037 (a)	6,600,000
	Jacksonville, Florida PCR (Florida Power & Light — Series A) CP:
14,600,000	3.58% due 12/06/2006	14,600,000
35,960,000	3.60% due 11/06/2006	35,960,000
5,470,000	Jea, Florida Water & Sewer Systems Rev (Putters — Series 805) VRDN 3.60% due 10/01/2012 (a)(b)	5,470,000
	Lee County, Florida Hospital Board Directors Rev (Member Health System) DDN:
32,500,000	(Series A) 3.66% due 04/01/2025 (a)	32,500,000
55,605,000	(Series B) 3.66% due 04/01/2027 (a)	55,605,000
16,500,000	(Series C) 3.67% due 04/01/2018 (a)	16,500,000
16,590,000	Lee County, Florida IDA Health Care Facilities Rev (Hope Hospice Project) DDN 3.64% due 10/01/2023 (a)	16,590,000
12,000,000	Leesburg, Florida Hospital Rev (The Villages Regional Hospital Project) VRDN 3.61% due 07/01/2036 (a)	12,000,000

Florida — (continued)
$3,100,000	Miami-Dade County, Florida School Board Certificate Partnership (Putters — Series 534) VRDN 3.60% due 08/01/2011 (a)(b)	$3,100,000
	Miami-Dade County, Florida Special Obligation VRDN:
7,960,000	(Series Z-9) 3.63% due 04/17/2015 (a)(b)	7,960,000
635,000	(Series Z-9) 3.63% due 10/01/2035 (a)(b)	635,000
1,730,000	(Series Z-12) 3.63% due 05/15/2015 (a)(b)	1,730,000
15,760,000	Miami-Dade County, Florida Expressway Auth Toll System Rev (Eagle 20060121 CL-A) VRDN 3.61% due 07/01/2037 (a)(b)	15,760,000
	Municipal Securities Trust Certificate (Florida State Board & Education — Class A) DDN:
35,955,000	(Series 2001-115) 3.62% due 01/15/2015 (a)(b)	35,955,000
14,155,000	(Series 2001-131) 3.62% due 08/04/2016 (a)(b)	14,155,000
9,695,000	Municipal Securities Trust Certificate (Class A — Series 2001-161) Florida State Board Education Capital Outlay VRDN 3.62% due 01/30/2019 (a)(b)	9,695,000
13,315,000	Municipal Securities Trust Certificate (Class A—Series 2001-160) Florida State Board Education Lottery VRDN 3.62% due 05/06/2010 (a)	13,315,000
22,140,000	Municipal Securities Trust Certificate (Collier County School District Board) VRDN 3.63% due 10/18/2018 (a)(b)	22,140,000
	Orange County, Florida Health Facilities Auth Rev VRDN:
30,590,000	(Floaters — Series 531) 3.60% due 11/15/2021 (a)(b)	30,590,000
14,550,000	(Floaters — Series 830) 3.60% due 11/15/2022 (a)(b)	14,550,000
13,330,000	Orange County, Florida Health Facilities Auth Rev (Orlando Regional Healthcare) DDN 3.64% due 10/01/2015 (a)	13,330,000
13,230,000	Orange County, Florida Health Facilities Auth Rev (Presbyterian Retirement — Series A) VRDN 3.62% due 11/01/2028 (a)	13,230,000
	Orange County, Florida School Board Certificate Partnership VRDN:
3,770,000	(Putters — Series 560) 3.60% due 08/01/2012 (a)	3,770,000
3,490,000	(Putters — Series 738) 3.60% due 02/01/2013 (a)(b)	3,490,000
19,600,000	Palm Beach County, Florida Health Facilities Auth Rev (Bethesda Healthcare System Project) DDN 3.64% due 12/01/2031 (a)	19,600,000
6,270,000	Peace River/Manasota Regional Water Supply Auth Florida Rev (Eagle 20060033 CL-A) VRDN 3.61% due 10/01/2035 (a)(b)	6,270,000
6,300,000	Polk County, Florida IDA IDR (Lifepath Hospice Project) VRDN 3.57% due 08/01/2028 (a)	6,300,000
204,985,000	Saint Lucie County, Florida PCR (Florida Power & Light Co. Project) DDN 3.66% due 09/01/2028 (a)	204,985,000
	Sunshine State Government Financing Florida Rev (Series J) CP:
31,125,000	3.53% due 11/07/2006	31,125,000
24,025,000	3.55% due 11/07/2006	24,025,000
26,125,000	3.59% due 11/07/2006	26,125,000
7,375,000	Tallahassee, Florida Energy System Rev (Eagle 20060018 CL-A) VRDN 3.61% due 10/01/2035 (a)(b)	7,375,000
2,990,000	Volusia County, Florida Educational Facilities Auth Rev (Putters — Series 886) VRDN 3.60% due 12/01/2012 (a)(b)	2,990,000

See Notes to Financial Statements.

36    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)

Florida — (concluded)
$5,645,000	Volusia County, Florida Educational Facilities Auth Rev (ROCS RR II R 440) VRDN 3.61% due 10/15/2035 (a)(b)	$5,645,000
Georgia — 4.1%
4,390,000	Albany-Dougherty County, Georgia Hospital Auth Rev VRDN 3.61% due 09/01/2020 (a)(b)	4,390,000
16,600,000	Appling County, Georgia Development Auth PCR (Power Co. Hatch Project) DDN 3.64% due 09/01/2029 (a)	16,600,000
30,400,000	Athens-Clarke County, Georgia University Government Development Auth Rev (University of Georgia Athletic Assn Project) DDN 3.64% due 09/01/2031 (a)	30,400,000
5,185,000	Atlanta, Georgia Airport Passenger Facilities Charge Rev (Floaters — Series 1283) VRDN 3.60% due 01/01/2033 (a)(b)	5,185,000
14,655,000	Atlanta, Georgia Development Auth Student Housing Rev (Putters — Series 1046) VRDN 3.60% due 09/01/2013 (a)	14,655,000
5,110,000	Atlanta, Georgia Airport Passenger Facilities Charge Rev (Floaters — Series 1332) VRDN 3.60% due 01/01/2033 (a)	5,110,000
17,500,000	Atlanta, Georgia Tax Allocation (Atlantic Station) VRDN 3.66% due 12/01/2024 (a)	17,500,000
	Atlanta, Georgia Urban Residential Finance Auth M/F Rev VRDN:
7,000,000	(Lindbergh City Center Apartments) 3.63% due 11/01/2044 (a)	7,000,000
7,000,000	(M Street Apartments Project) 3.62% due 03/01/2043 (a)	7,000,000
	Atlanta, Georgia Water & Wastewater Rev VRDN:
24,750,000	(Eagle 20060094 CL-A) 3.61% due 11/01/2043 (a)	24,750,000
11,660,000	(Eagle 720050009 CL-A) 3.61% due 11/01/2043 (a)(b)	11,660,000
7,680,000	(Floaters — Series 1273) 3.60% due 11/01/2043 (a)(b)	7,680,000
5,260,000	Atlanta, Georgia Water & Wastewater Rev (Floating Rate Trust Rcpts — Series K-2) VRDN 3.61% due 11/01/2043 (a)	5,260,000
3,000,000	Atlanta, Georgia Water & Wastewater Rev (Municipal Securities Trust Rcpts — Series SGA 145) VRDN 3.63% due 11/01/2033 (a)	3,000,000
13,840,000	Burke County, Georgia Development Auth PCR (Oglethorpe Power Corp — Series B) DDN 3.64% due 01/01/2020 (a)	13,840,000
10,000,000	Clayton County, Georgia Development Auth Facilities Rev (Delta Airlines — Series C) VRDN 3.71% due 05/01/2035 (a)	10,000,000
3,900,000	Clayton County, Georgia Housing Auth M/F Rev (Provence Place Apartments Project) VRDN 3.66% due 10/01/2041 (a)	3,900,000
14,785,000	Cobb County, Georgia Development Auth Rev (Presbyterian — Series B) VRDN 3.63% due 07/01/2034 (a)	14,785,000
9,150,000	Cobb County, Georgia Housing Auth M/F Housing Rev (Walton Reserve Apartments Project) VRDN 3.61% due 10/01/2035 (a)	9,150,000
9,905,000	Colquitt County, Georgia Hospital Auth Rev VRDN 3.67% due 03/01/2023 (a)	9,905,000

Georgia — (continued)
$16,425,000	Crisp County, Georgia Solid Waste Management Auth Rev VRDN 3.99% due 01/01/2023 (a)	$16,425,000
12,955,000	Dekalb County, Georgia Hospital Auth Rev (Dekalb Medical Center Inc. Project) VRDN 3.57% due 09/01/2035 (a)(b)	12,955,000
	Dekalb County, Georgia Water & Sewer Rev VRDN:
8,480,000	(Floaters — Series 17) 3.60% due 10/01/2035 (a)(b)	8,480,000
9,610,000	(Floaters — Series 69) 3.60% due 10/01/2032 (a)(b)	9,610,000
4,375,000	(ROCS RR II R 9002) 3.60% due 10/01/2032 (a)	4,375,000
22,955,000	Eagle Tax-Exempt Trust — State of Georgia (Series 991001) VRDN 3.61% due 11/01/2017 (a)	22,955,000
5,395,000	Eclipse Funding Trust 2006-0024 (Solar Eclipse — Atlanta Georgia Development Auth) VRDN 3.59% due 09/01/2013 (a)	5,395,000
10,080,000	Floyd County, Georgia Development Auth PCR (Power Co. Hammond Project) DDN 3.64% due 09/01/2026 (a)	10,080,000
	Fulton County, Georgia Development Auth VRDN:
8,000,000	(Shepherd Center Inc. Project) 3.57% due 09/01/2035 (a)	8,000,000
7,200,000	(Siemens Energy Inc. Project) 3.57% due 12/15/2014 (a)	7,200,000
	Fulton County, Georgia Water & Sewer Rev VRDN:
1,645,000	(Eagle 720050005 CL-A) 3.61% due 01/01/2035 (a)	1,645,000
4,500,000	(Putters — Series 1474) 3.61% due 07/01/2012 (a)(b)	4,500,000
3,220,000	Gainsville & Hall County, Georgia Development Auth Rev (Atex Inc. Project) VRDN 3.68% due 09/01/2023 (a)	3,220,000
	Gainsville & Hall County, Georgia Development Auth Rev (Senior Living Facilities — Lanier) DDN:
435,000	(Series A) 3.65% due 11/15/2010 (a)	435,000
30,825,000	(Series B) 3.65% due 11/15/2033 (a)	30,825,000
4,150,000	(Series C) 3.65% due 11/15/2030 (a)	4,150,000
	Georgia State Local Government Certificate Partnership (Macon Trust — Series 2002-0) VRDN:
4,515,000	3.64% due 12/01/2022 (a)(b)	4,515,000
6,715,000	3.64% due 06/01/2028 (a)(b)	6,715,000
2,590,000	Georgia State (ROCS RR II R 601) VRDN 3.60% due 07/01/2018 (a)(b)	2,590,000
7,160,000	Georgia State Housing & Finance Auth Rev (Merlots — Series B-11) VRDN 3.65% due 12/01/2036 (a)(b)	7,160,000
2,755,000	Gwinnett County, Georgia Development Auth Certificate Partnership (ROCS RR II R 6009) VRDN 3.60% due 01/01/2021 (a)(b)	2,755,000
	Gwinnett County, Georgia Development Auth Rev VRDN:
3,680,000	(Barcoview LLC Project) 3.72% due 07/01/2018 (a)	3,680,000
5,000,000	(Wesleyan School Inc. Project) 3.57% due 09/01/2025 (a)	5,000,000
16,640,000	Henry County, Georgia Water & Sewer Auth Rev (Eagle 720050008 CL-A) VRDN 3.61% due 02/01/2029 (a)(b)	16,640,000
	Lehman Municipal Trust Receipts Various States (Floaters — Series 06 — Regional D) VRDN:
6,600,000	3.66% due 01/01/2030 (a)(b)	6,600,000
8,060,000	3.66% due 03/01/2037 (a)(b)	8,060,000

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    37

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
Georgia — (concluded)
$20,000,000	Macon-Bibb County, Georgia Hospital Auth Rev (Central Georgia Health) DDN 3.64% due 05/01/2030 (a)	$20,000,000
25,000,000	Macon-Bibb County, Georgia Hospital Auth Rev (Medical Center — Central Georgia) VRDN 3.56% due 08/01/2035 (a)	25,000,000
19,915,000	Metropolitan Atlanta Rapid Transit Auth Georgia Sales Tax Rev (Putters — Series 312) VRDN 3.60% due 07/01/2021 (a)(b)	19,915,000
20,000,000	Metropolitan Atlanta Rapid Transit Auth Rev (Series 04-B) CP 3.58% due 12/01/2006	20,000,000
	Municipal Electric Auth Georgia CP:
21,627,000	(Series A) 3.50% due 11/09/2006	21,627,000
40,000,000	(Series B) 3.50% due 11/08/2006	40,000,000
9,215,000	Private Colleges & Universities Auth Rev (Mercer University Project) VRDN 3.62% due 10/01/2032 (a)	9,215,000
8,700,000	Private Colleges & Universities Auth Rev (Mercer University — Series C) VRDN 3.62% due 10/01/2031 (a)	8,700,000
10,200,000	Putnam County, Georgia Development Auth PCR (Georgia Power Co.) DDN 3.64% due 03/01/2024 (a)	10,200,000
5,895,000	Rockdale County, Georgia Water & Sewer Auth Rev (Putters — Series 1342) VRDN 3.60% due 07/01/2013 (a)(b)	5,895,000
1,740,000	Thomaston-Upson County, Georgia IDA Rev (Thomaston Manufacturing Project) VRDN 3.72% due 12/01/2011 (a)	1,740,000
Hawaii — 0.4%
	Hawaii State VRDN:
14,275,000	(ROCS RR II R 6062) 3.60% due 03/01/2026 (a)(b)	14,275,000
1,980,000	(ROCS RR II R 6504) 3.60% due 10/01/2024 (a)	1,980,000
15,000,000	Hawaii State Development Budget & Financial Rev (Putters — Series 834) VRDN 3.62% due 07/01/2009 (a)	15,000,000
	Honolulu, Hawaii City & County VRDN:
7,500,000	(Eagle 720050052 CL-A) 3.61% due 07/01/2024 (a)(b)	7,500,000
3,072,500	(Floaters — Series 1115) 3.60% due 07/01/2023 (a)(b)	3,072,500
13,125,000	Honolulu, Hawaii City & County Wastewater System Rev (Putters — Series 1475) VRDN 3.61% due 07/01/2014 (a)(b)	13,125,000
Idaho — 0.1%
4,075,000	Idaho Housing & Finance Assn Nonprofit Facilities Rev (Albertson College Project) VRDN 3.59% due 11/01/2021 (a)	4,075,000
6,050,000	Idaho Housing & Finance Assn Rev (Balmoral Apartments Project) VRDN 3.72% due 05/01/2032 (a)	6,050,000
1,065,000	Madison, Idaho EDC IDR (Floyd Wilcox & Sons Inc. Project) VRDN 3.71% due 08/01/2012 (a)	1,065,000
Illinois — 7.6%
10,000,000	ABN-AMRO Muni Tops — Illinois (Certificate Trust 2006-44) VRDN 3.61% due 07/01/2014 (a)	10,000,000
1,860,000	Aurora, Illinois IDR (Aztech Engineering Inc. Project) VRDN 3.75% due 10/01/2018 (a)	1,860,000

Illinois — (continued)
	Aurora, Illinois S/F Mortgage Rev VRDN:
$9,818,500	(Floaters — Series 1152) 3.63% due 06/01/2040 (a)	$9,818,500
2,334,500	(Floaters — Series 1154) 3.63% due 06/01/2040 (a)	2,334,500
	Chicago, Illinois VRDN:
4,800,000	(Eagle 20030006 CL-A) 3.61% due 01/01/2042 (a)	4,800,000
3,380,000	(Floaters — Series 1110) 3.60% due 01/01/2034 (a)	3,380,000
19,680,000	(Putters — Series 1277) 3.60% due 01/01/2014 (a)	19,680,000
13,185,000	(Putters — Series 1278) 3.60% due 01/01/2014 (a)	13,185,000
6,500,000	(Putters — Series 1287) 3.60% due 01/01/2014 (a)	6,500,000
15,605,000	(Putters — Series 1288) 3.60% due 01/01/2014 (a)	15,605,000
	Chicago, Illinois Board Education VRDN:
2,360,000	(Eagle 720050058 CL-A) 3.61% due 12/01/2031 (a)	2,360,000
2,075,000	(Series Z-8) 3.63% due 10/28/2025 (a)	2,075,000
	Chicago, Illinois IDR VRDN:
7,000,000	(Enterprise Center VIII Project) 3.64% due 06/01/2022 (a)	7,000,000
2,100,000	(Trendler Components Inc. Project) 3.70% due 11/01/2017 (a)	2,100,000
7,000,000	Chicago, Illinois Metro Water Reclamation District Greater Chicago (Floaters — Series 59) VRDN 3.60% due 12/01/2035 (a)(b)	7,000,000
8,000,000	Chicago, Illinois O’Hare International Airport Facilities Rev (O’Hare Technical Center II Project) VRDN 3.64% due 03/01/2037 (a)	8,000,000
	Chicago, Illinois O’Hare International Airport Rev VRDN:
6,200,000	(Eagle 20060056 CL-A) 3.61% due 01/01/2033 (a)	6,200,000
31,680,000	(Eagle 720053025 CL-A) 3.61% due 01/03/2033 (a)(b)	31,680,000
5,207,500	(Floaters — Series 1284) 3.60% due 01/01/2033 (a)(b)	5,207,500
5,290,000	(Merlots — Series D-12) 3.60% due 01/01/2025 (a)	5,290,000
7,410,000	(Putters — Series 670) 3.63% due 01/01/2012 (a)	7,410,000
4,110,000	(ROCS RR II R 239) 3.63% due 01/01/2022 (a)	4,110,000
15,810,000	(ROCS RR II R 494) 3.60% due 01/01/2026 (a)	15,810,000
7,500,000	(ROCS RR II R 522) 3.60% due 01/01/2023 (a)	7,500,000
	Chicago, Illinois Park District VRDN:
7,065,000	(Merlots — Series A-61) 3.60% due 01/01/2021 (a)	7,065,000
11,395,000	(Putters — Series 521) 3.60% due 07/01/2012 (a)	11,395,000
2,885,000	(Putters — Series 974) 3.60% due 01/01/2013 (a)	2,885,000
22,470,000	Chicago, Illinois Sales Tax Rev (Merlots — Series AAA) VRDN 3.60% due 01/01/2034 (a)(b)	22,470,000
3,900,000	Chicago, Illinois Solid Waste Disposal Facilities Rev (Groot Industries Inc. Project) VRDN 3.74% due 12/01/2015 (a)	3,900,000
2,380,000	Chicago, Illinois Wastewater Transmission Rev VRDN (Series O) 3.60% due 01/01/2030 (a)	2,380,000
5,325,000	Chicago, Illinois Water Rev (Putters — Series 1419) VRDN 3.60% due 05/01/2014 (a)(b)	5,325,000
	Cook County, Illinois VRDN:
2,400,000	(Putters — Series 559) 3.60% due 05/15/2012 (a)	2,400,000
6,255,000	(Putters — Series 566) 3.60% due 11/15/2012 (a)	6,255,000
1,925,000	Des Plaines, Illinois IDR (414 East Golf Road LLC Project) VRDN 3.71% due 05/01/2017 (a)	1,925,000
2,790,000	Du Page & Cook Counties, Illinois (ROCS RR II R 1073) VRDN 3.60% due 01/01/2025 (a)(b)	2,790,000
10,840,000	Eagle Tax-Exempt Trust (Series 02-6002) VRDN 3.61% due 04/01/2022 (a)(b)	10,840,000

See Notes to Financial Statements.

38    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
Illinois — (continued)
	Eagle Tax-Exempt Trust — Metropolitan Pier & Exposition (Series 02-6001) VRDN:
$5,000,000	3.61% due 12/15/2028 (a)(b)	$5,000,000
6,150,000	3.61% due 06/15/2042 (a)(b)	6,150,000
3,985,000	Eclipse Funding Trust 2006-0005 (Solar Eclipse — Illinois State) VRDN 3.59% due 04/01/2027 (a)	3,985,000
15,145,000	Eclipse Funding Trust 2006-0006 (Solar Eclipse — Chicago, Illinois O’Hare International Airport Rev) VRDN 3.59% due 01/01/2014 (a)	15,145,000
15,595,000	Eclipse Funding Trust 2006-0007 (Solar Eclipse — Springfield, Illinois Electric Rev) VRDN 3.59% due 03/01/2030 (a)	15,595,000
	Eclipse Funding Trust (Solar Eclipse — Liquidity Facilities Agreement) VRDN:
10,000,000	(2006-0075) 3.59% due 12/01/2013 (a)(b)	10,000,000
6,525,000	(2006-0078) 3.59% due 04/01/2014 (a)(b)	6,525,000
2,425,000	Elgin, Illinois IDR (Starro Precision Products Inc.) VRDN 3.80% due 06/01/2025 (a)	2,425,000
2,440,000	Illinois Development Finance Auth IDR (Design Automotive LLC Project) VRDN 3.80% due 06/01/2011 (a)	2,440,000
	Illinois Development Finance Auth Rev (Palos Community Hospital) VRDN:
12,000,000	3.60% due 11/15/2011 (a)	12,000,000
18,000,000	3.60% due 09/01/2015 (a)	18,000,000
45,700,000	3.60% due 11/15/2024 (a)	45,700,000
1,795,000	Illinois Development Finance Auth IDR (Rockford College Project) VRDN 3.75% due 02/01/2021 (a)	1,795,000
51,500,000	Illinois Educational Facilities Auth Rev (Art Institute of Chicago) VRDN 3.60% due 03/01/2027 (a)	51,500,000
13,800,000	Illinois Educational Facilities Auth Rev (Concordia University River Project) VRDN 3.65% due 10/01/2031 (a)	13,800,000
	Illinois Finance Auth Rev (Central Dupage Health) VRDN:
12,500,000	(Series B) 3.59% due 11/01/2038 (a)	12,500,000
25,300,000	(Series C) 3.59% due 11/01/2038 (a)	25,300,000
10,680,000	Illinois Finance Auth Rev (Clare Oaks — Series C) VRDN 3.60% due 11/01/2040 (a)	10,680,000
5,445,000	Illinois Finance Auth Rev (Eagle 20060115 CL-A) VRDN 3.61% due 12/01/2042 (a)(b)	5,445,000
7,000,000	Illinois Finance Auth Rev (Mercy Alliance Project) VRDN 3.59% due 02/15/2035 (a)	7,000,000
29,500,000	Illinois Finance Auth Rev (Northwestern Member — Series B-1) DDN 3.65% due 08/15/2038 (a)	29,500,000
9,700,000	Illinois Finance Auth Rev (Rest Haven Christian Service — Series B) VRDN 3.59% due 11/15/2034 (a)	9,700,000
	Illinois Health Facilities Auth Rev (Central Dupage Health) DDN:
44,020,000	(Series B) 3.65% due 11/01/2027 (a)	44,020,000
45,885,000	(Series C) 3.65% due 11/01/2027 (a)	45,885,000
30,000,000	Illinois Health Facilities Auth Rev (Evanston Northwestern Corp.) CP 3.65% due 01/11/2007	30,000,000
23,425,000	Illinois Health Facilities Auth Rev (Little Co of Mary Hospital) VRDN 3.59% due 08/15/2029 (a)	23,425,000

Illinois — (continued)
$18,875,000	Illinois Health Facilities Auth Rev (Memorial Health System) DDN 3.69% due 10/01/2022 (a)	$18,875,000
	Illinois Health Facilities Auth Rev (Northwestern Member Hospital) DDN:
1,060,000	(Series B) 3.65% due 06/01/2032 (a)	1,060,000
58,040,000	(Series B) 3.65% due 07/01/2032 (a)	58,040,000
30,000,000	(Series C) 3.65% due 08/15/2032 (a)	30,000,000
12,275,000	Illinois Health Facilities Auth Rev (Palos Community Hospital — Series B) VRDN 3.60% due 12/01/2015 (a)	12,275,000
10,000,000	Illinois Health Facilities Auth Rev (Series A) VRDN 3.59% due 10/01/2010 (a)	10,000,000
8,150,000	Illinois Health Facilities Auth Rev (University Chicago Hospital) DDN 3.65% due 08/01/2026 (a)	8,150,000
	Illinois State VRDN:
4,295,000	(Merlots — Series A-124) 3.60% due 11/01/2026 (a)(b)	4,295,000
4,970,000	(Merlots — Series B-05) 3.60% due 07/01/2022 (a)(b)	4,970,000
28,900,000	Illinois State Municipal Securities Trust Rcpts (SGA 103) VRDN 3.62% due 08/01/2024 (a)(b)	28,900,000
	Illinois State Toll Highway Auth Rev VRDN:
6,945,000	(Putters — Series 1014) 3.60% due 07/01/2013 (a)(b)	6,945,000
6,180,000	(ROCS RR II R 606) 3.61% due 01/01/2031 (a)(b)	6,180,000
7,410,000	(ROCS RR II R 4073) 3.60% due 01/01/2023 (a)(b)	7,410,000
	Illinois Student Assistance Loan Rev (Series A) VRDN:
4,300,000	3.63% due 09/01/2031 (a)	4,300,000
5,350,000	3.63% due 09/01/2032 (a)	5,350,000
17,500,000	3.63% due 09/01/2034 (a)	17,500,000
3,165,000	Kane Cook & Du Page Counties, Illinois School District (Putters — Series 1469) VRDN 3.62% due 01/01/2018 (a)(b)	3,165,000
5,800,000	Lake County, Illinois Community School District (Putters — Series 329) VRDN 3.62% due 12/01/2014 (a)(b)	5,800,000
2,160,000	Macon County, Illinois Rev (Millikin University) VRDN 3.60% due 10/01/2031 (a)	2,160,000
	McHenry County, Illinois (Community Unit School District — Woodstock) VRDN:
5,390,000	(Putters — Series 1362) 3.62% due 01/15/2020 (a)(b)	5,390,000
3,300,000	(Putters — Series 1363) 3.62% due 01/15/2020 (a)(b)	3,300,000
	Metropolitan Pier & Exposition Auth (Illinois Dedicated State Tax Rev) VRDN:
3,500,000	(Eagle 20040030 CL-A) 3.61% due 06/15/2042 (a)(b)	3,500,000
2,325,000	(Floaters — Series Z-6) 3.63% due 12/15/2032 (a)(b)	2,325,000
6,335,000	(Floaters — Series Z-8) 3.63% due 02/24/2019 (a)(b)	6,335,000
7,525,000	(Floaters — Series Z-9) 3.63% due 12/15/2034 (a)(b)	7,525,000
6,300,000	(Floaters — Series Z-28) 3.63% due 12/15/2029 (a)(b)	6,300,000
3,000,000	(Putters — Series 1508) 3.62% due 12/15/2024 (a)(b)	3,000,000
15,770,000	(Series Z-5) 3.63% due 04/03/2034 (a)(b)	15,770,000
12,495,000	Municipal Securities Trust Certificates (Class A — Series 2001-124) VRDN 3.62% due 08/20/2014 (a)(b)	12,495,000
11,400,000	Municipal Securities Trust Certificates (Illinois Finance Auth Gas Light & Coke Co. — Series 2006-253) VRDN 3.63% due 05/12/2014 (a)(b)	11,400,000
9,880,000	Municipal Securities Trust Certificates (Chicago, Illinois Board of Education — Series 2005-237) VRDN 3.65% due 01/04/2024 (a)(b)	9,880,000

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    39

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
Illinois — (concluded)
$12,100,000	Municipal Securities Trust Certificates (Chicago, Illinois O’Hare International Airport Class A — Series 93) DDN 3.64% due 10/04/2012 (a)(b)	$12,100,000
8,515,000	Municipal Securities Trust Certificates (Chicago, Illinois O’Hare International Airport — Series 2005-248) VRDN 3.63% due 12/18/2013 (a)	8,515,000
	Regional Transportation Auth VRDN:
32,647,500	(Floaters — Series D-818) 3.60% due 07/01/2033 (a)(b)	32,647,500
2,165,000	(Merlots — Series A-41) 3.60% due 06/01/2017 (a)(b)	2,165,000
5,200,000	(Series O) 3.60% due 06/01/2033 (a)(b)	5,200,000
4,425,000	Schaumburg, Illinois (Floaters — Series 1345) VRDN 3.60% due 12/01/2038 (a)(b)	4,425,000
4,065,000	Southern Illinois University Rev (Putters — Series 562) VRDN 3.60% due 04/01/2012 (a)(b)	4,065,000
11,205,000	Will County, Illinois Community School District (Floaters — Series Z-13) VRDN 3.63% due 11/09/2021 (a)(b)	11,205,000
12,905,000	Will County, Illinois M/F Housing Rev (Woodlands Crest Hill) VRDN 3.64% due 02/15/2031 (a)	12,905,000
Indiana — 2.6%
1,090,000	Allen County, Indiana EDR (Waterfurnace International Inc.) VRDN 3.75% due 11/01/2014 (a)	1,090,000
6,975,000	Anderson, Indiana School Bldg Corp. (Putters — Series 1093) VRDN 3.60% due 07/15/2013 (a)(b)	6,975,000
6,290,000	Avon, Indiana 2000 Community Bldg Corp. (Putters — Series 1055) VRDN 3.60% due 07/15/2013 (a)	6,290,000
705,000	Bloomington, Indiana EDR (Bloomington Square Project) VRDN 3.85% due 12/01/2008 (a)	705,000
2,000,000	Crawfordsville, Indiana EDR Rev (Performance Master LLC Project) VRDN 3.75% due 10/01/2018 (a)	2,000,000
6,645,000	Crown Point, Indiana Multi-School Bldg Corp. (Putters — Series 1056) VRDN 3.60% due 07/15/2013 (a)	6,645,000
1,720,000	Dearborn County, Indiana EDR (D& S Machine Products Inc.) VRDN 3.70% due 04/01/2018 (a)	1,720,000
4,990,000	Eclipse Funding Trust 2006-0015 (Solar Eclipse — Wayne Township Indiana Marion County School) VRDN 3.59% due 07/15/2014 (a)	4,990,000
3,465,000	Elkhart County, Indiana (Putters — Series 553) VRDN 3.60% due 12/01/2023 (a)(b)	3,465,000
2,510,000	Elkhart County, Indiana EDR (Patriot Homes Inc. Project) VRDN 3.77% due 08/01/2012 (a)	2,510,000
6,400,000	Fort Wayne, Indiana EDR (Nemcomed Project) VRDN 3.70% due 11/01/2021 (a)	6,400,000
17,600,000	Indiana Health & Educational Facilities Auth Hospital Rev (Harrison County Hospital Project) DDN 3.64% due 01/01/2032 (a)	17,600,000
15,000,000	Indiana Health & Educational Facilities Auth Hospital Rev (Howard Regional Health System Project—Series A) DDN 3.69% due 01/01/2035 (a)	15,000,000
10,000,000	Indiana Health Facilities Auth Rev (Ascension Health Credit — Series A-3) FXRDN 3.35% due 01/30/2007	10,000,000

Indiana — (continued)
$8,500,000	Indiana Health Facilities Auth Rev (Margaret Mary Community Hospital — Series A) VRDN 3.69% due 12/01/2029 (a)	$8,500,000
28,665,000	Indiana Housing & Community Development Auth S/F Mortgage Rev (Putters—Series 1397) VRDN 3.63% due 07/01/2013 (a)	28,665,000
8,500,000	Indiana Municipal Power Agency (Power Supply System Rev — ROCS RR II R 592) VRDN 3.61% due 01/01/2032 (a)	8,500,000
40,250,000	Indiana State Development Finance Environmental Rev (PSI Energy Inc. Project — Series B) VRDN 3.78% due 12/01/2038 (a)	40,250,000
8,460,000	Indiana State Development Finance Auth Rev (Cathedral High) DDN 3.69% due 09/01/2026 (a)	8,460,000
890,000	Indiana State Development Finance Auth Rev EDR (Indianapolis Urban League) VRDN 3.70% due 01/01/2020 (a)	890,000
19,520,000	Indiana State Development Finance Auth Rev IDR (Republic Service Inc. Project) DDN 3.69% due 12/01/2032 (a)	19,520,000
3,000,000	Indiana State Development Finance Auth Rev IDR (Republic Service Inc. Project) VRDN 3.92% due 11/01/2035 (a)	3,000,000
	Indiana State Development Finance Auth Solid Waste Disposal Rev (Waste Management Inc.) VRDN:
12,500,000	(Series A) 3.62% due 10/01/2025 (a)	12,500,000
7,000,000	(Series B) 3.62% due 10/01/2025 (a)	7,000,000
3,000,000	Indiana State Finance Auth EDR (Goodwill Industry Michiana — Series A) VRDN 3.65% due 01/01/2026 (a)	3,000,000
	Indiana Transportation Finance Auth Highway Rev VRDN:
2,330,500	(Floaters — Series 942-D) 3.60% due 12/01/2022 (a)(b)	2,330,500
4,080,000	(Merlots — Series B-21) 3.60% due 12/01/2022 (a)(b)	4,080,000
6,300,000	Indiana University Rev (ROCS RR II R 6508) VRDN 3.60% due 08/01/2021 (a)(b)	6,300,000
3,840,000	Indianapolis, Indiana EDR (New Bridges Airports Project) VRDN 3.64% due 06/01/2035 (a)	3,840,000
46,000,000	Indianapolis, Indiana Gas Utility Rev CP 3.54% due 11/09/2006	46,000,000
	Indianapolis, Indiana Local Public Bond Bank VRDN:
4,080,000	(Floaters — Series Z-7) 3.63% due 09/09/2019 (a)(b)	4,080,000
16,800,000	(Putters — Series 1424) 3.63% due 01/01/2014 (a)(b)	16,800,000
2,225,000	Kendallville, Indiana EDR (Bollhoff Rivut Project) VRDN 3.70% due 02/01/2025 (a)	2,225,000
8,100,000	Madison, Indiana EDR (Arvin Sango Inc. Project) VRDN 3.72% due 08/01/2017 (a)	8,100,000
8,195,000	Mount Vernon of Hancock County, Indiana Multi-School Bldg Corp. (ROCS RR II R 2197) VRDN 3.60% due 01/15/2023 (a)(b)	8,195,000
5,715,000	Noblesville, Indiana Bldg Corp. (Putters — Series 1068) VRDN 3.60% due 07/15/2013 (a)(b)	5,715,000

See Notes to Financial Statements.

40    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
Indiana — (concluded)
$5,525,000	Shelbyville, Indiana Central Renovation School Building Corp. (Putters — Series 1075) VRDN 3.60% due 07/15/2013 (a)(b)	$5,525,000
5,155,000	Sunman-Dearborn, Indiana High School Bldg Corp. (Putters — Series 671) VRDN 3.60% due 01/15/2013 (a)(b)	5,155,000
47,700,000	Whiting, Indiana Environmental Facilities Rev (Products North America Project) DDN 3.66% due 07/01/2040 (a)	47,700,000
Iowa — 1.1%
6,490,000	Eclipse Funding Trust 2006-0081 (Solar Eclipse — Des Moines, Iowa Wastewater) VRDN 3.59% due 06/01/2034 (a)(b)	6,490,000
37,565,000	Iowa City, Iowa Rev (Act Inc.) DDN 3.74% due 04/01/2032 (a)	37,565,000
	Iowa Finance Auth Retirement Community Rev (Series B) DDN:
2,975,000	(Deerfield Retirement) 3.57% due 12/01/2033 (a)	2,975,000
6,500,000	(Wesley Retirement) 3.57% due 12/01/2033 (a)	6,500,000
	Iowa Finance Auth Rev (Museum of Art Foundation) DDN:
13,150,000	3.69% due 06/01/2033 (a)	13,150,000
14,500,000	3.69% due 10/01/2033 (a)	14,500,000
5,760,000	Iowa Higher Educational Loan Auth Rev (Buena Vista University Project) VRDN 3.72% due 12/01/2012 (a)	5,760,000
	Iowa Higher Educational Loan Auth Rev (Private Colleges — Des Moines) DDN:
6,330,000	3.69% due 10/01/2024 (a)	6,330,000
9,975,000	3.69% due 10/01/2033 (a)	9,975,000
5,440,000	Iowa Higher Educational Loan Auth Rev (University Dubuque — Series C) RAN 5.00% due 05/24/2007	5,470,708
	Louisa County, Iowa PCR (Iowa G&E Co) VRDN:
3,900,000	3.68% due 03/01/2017 (a)	3,900,000
19,500,000	(Series A) 3.68% due 09/01/2016 (a)	19,500,000
10,000,000	Municipal Securities Trust Certificates (Series 2006-275) VRDN 3.63% due 04/02/2020 (a)(b)	10,000,000
15,370,000	Municipal Securities Trust Certificates Class A (Iowa Finance Auth Hospital Facilities Rev Health System — Series 26) VRDN 3.63% due 06/01/2010 (a)	15,370,000
11,810,000	Tobacco Settlement Auth Iowa (ROCS RR II R 456 CE) VRDN 3.61% due 06/01/2046 (a)(b)	11,810,000
Kansas — 0.6%
7,630,000	Johnson County, Kansas Public Bldg Community Lease Rev (Putters — Series 528) VRDN 3.60% due 09/01/2010 (a)	7,630,000
5,145,000	Johnson County, Kansas School District Shawnee Mission (Putters — Series 512) VRDN 3.60% due 10/01/2012 (a)(b)	5,145,000
4,170,000	Kansas State Department Transportation Highway Rev (ROCS RR II R 6020) VRDN 3.60% due 03/01/2019 (a)(b)	4,170,000
11,300,000	Kansas State Development Finance Auth Lease Rev (Series 2-J) DDN 3.64% due 12/01/2034 (a)	11,300,000
3,640,000	Lawrence, Kansas Industrial Rev (Prosoco Inc. Project — Series A) VRDN 3.72% due 12/01/2018 (a)	3,640,000
Kansas — (concluded)
$8,475,000	Lehman Municipal Trust Receipts Various States (Sedgwick & Shawnee Counties — Series 06-K54) VRDN 3.66% due 12/01/2038 (a)(b)	$8,475,000
4,200,000	Lenexa, Kansas M/F Housing Rev (Meadows Apartments Project — Series A) VRDN 3.64% due 04/15/2035 (a)	4,200,000
15,775,000	Olathe, Kansas Health Facilities Rev (Olathe Medical Center — Series A) DDN 3.64% due 09/01/2032 (a)	15,775,000
35,195,000	University of Kansas Hospital Auth Health Facilities Rev DDN 3.64% due 09/01/2034 (a)	35,195,000
Kentucky — 4.5%
945,000	Boone County, Kentucky IBR (Diocesan Educational Projects) VRDN 3.75% due 11/01/2018 (a)	945,000
2,400,000	Carroll County, Kentucky PCR CP 3.67% due 11/14/2006	2,400,000
1,955,000	Crestview Hills, Kentucky IBR (Thomas More Project) VRDN 3.65% due 11/01/2018 (a)	1,955,000
1,030,000	Dayton, Kentucky IBR (Willow Green Project) VRDN 3.75% due 08/01/2020 (a)	1,030,000
4,030,000	Glasgow, Kentucky IBR (Felker Brothers Corp. Project) VRDN 3.62% due 04/01/2020 (a)	4,030,000
14,490,000	Hopkins County, Kentucky Hospital Rev (Floaters — Series 730) VRDN 3.60% due 11/15/2011 (a)(b)	14,490,000
	Jefferson County, Kentucky PCR CP:
5,000,000	(Series 92-A) 3.73% due 11/13/2006	5,000,000
26,000,000	(Series 92-A) 3.62% due 12/11/2006	26,000,000
10,000,000	(Series 93-A) 3.58% due 12/05/2006	10,000,000
35,200,000	(Series 93-A) 3.58% due 12/06/2006	35,200,000
36,900,000	Kenton County, Kentucky Airport Board of Special Facilities Rev (Airis Cincinnati — Series A) VRDN 3.68% due 07/01/2032 (a)	36,900,000
4,140,000	Kenton County, Kentucky Educational Rev (St. Pius X School District Projects) VRDN 3.65% due 06/01/2023 (a)	4,140,000
320,000,000	Kentucky Inc., Kentucky Public Energy Auth Gas Supply Rev (Series A) DDN 3.65% due 08/01/2016 (a)	320,000,000
5,320,000	Kentucky State Turnpike Auth EDR (Floaters — Series 1061) VRDN 3.60% due 07/01/2018 (a)(b)	5,320,000
20,000,000	Kentucky State Turnpike Auth Resource Recovery Rev (Floaters — Series 488) VRDN 3.60% due 07/01/2007 (a)	20,000,000
8,600,000	Louisville & Jefferson County, Kentucky (Sewer & Drain System Rev — ROCS RR II R 304) VRDN 3.60% due 05/15/2037 (a)(b)	8,600,000
7,400,000	Mercer County, Kentucky PCR (Kentucky Utility Co. Project — Series A) CP 3.67% due 11/14/2006	7,400,000
2,400,000	Muhlenberg County, Kentucky PCR (Kentucky Utility Co. — Series A) CP 3.67% due 11/14/2006	2,400,000
9,275,000	Owensboro, Kentucky Electric Light & Power Rev (Floaters — Series 22-P) VRDN 3.61% due 01/01/2007 (a)(b)	9,275,000
41,750,000	Shelby County, Kentucky Lease Rev (Series A) DDN 3.65% due 09/01/2034 (a)	41,750,000

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    41

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
Kentucky — (concluded)
	Trimble County, Kentucky PCR CP:
$30,000,000	3.60% due 11/06/2006	$30,000,000
30,000,000	3.56% due 12/01/2006	30,000,000
27,500,000	3.58% due 12/05/2006	27,500,000
35,000,000	3.60% due 12/05/2006	35,000,000
Louisiana — 2.6%
4,500,000	Calcasieu Parish Inc. of Louisiana IDB Rev (Hydroserve Westlake) VRDN 3.66% due 06/01/2025 (a)	4,500,000
6,000,000	Eagle Tax-Exempt Trust — New Orleans, Louisiana VRDN 3.64% due 12/01/2021 (a)(b)	6,000,000
3,620,000	East Baton Rouge, Louisiana Mortgage Finance Auth S/F Rev (Floaters — Series 996) VRDN 3.66% due 06/02/2008 (a)	3,620,000
	Ernest N. Morial, New Orleans, Louisiana (Exhibit Hall Auth Special Tax) VRDN:
8,080,000	(ROCS RR II R 4038) 3.63% due 07/15/2023 (a)	8,080,000
10,545,000	(ROCS RR II R 4060) 3.63% due 07/15/2022 (a)	10,545,000
26,138,825	Jefferson Parish, Louisiana Home Mortgage Auth S/F Mortgage Rev (Series B) FXRDN 4.52% due 12/01/2006	26,138,825
12,000,000	Jefferson Parish, Louisiana Hospital Service Rev (Putters — Series 522) VRDN 3.62% due 12/01/2008 (a)(b)	12,000,000
13,955,000	Lafayett, Louisiana Utilities Rev (Merlots — Series B-23) VRDN 3.60% due 11/01/2028 (a)(b)	13,955,000
	Lake Charles, Louisiana Habor & Rev (Conoco Inc. Project) VRDN:
20,900,000	(Series A) 3.65% due 09/01/2029 (a)	20,900,000
3,400,000	(Series B) 3.67% due 09/01/2012 (a)	3,400,000
	Louisiana Housing Finance Agency Mortgage Rev VRDN:
24,310,000	(Floaters — Series 1069) 3.66% due 12/01/2047 (a)	24,310,000
25,786,250	(Floaters — Series 1224) 3.64% due 12/01/2047 (a)(b)	25,786,250
2,360,000	Louisiana Local Government Environmental Facilities & Community Development Auth Rev (Northwestern State University Student Housing — Series A) VRDN 3.64% due 08/01/2034 (a)	2,360,000
	Louisiana Public Facilities Auth (Air Products & Chemical Project) VRDN:
18,650,000	3.67% due 12/01/2038 (a)	18,650,000
3,400,000	3.67% due 12/01/2039 (a)	3,400,000
	Louisiana State Gas & Fuels Tax Rev VRDN:
9,900,000	(Eagle 20060073 CL-A) 3.61% due 05/01/2035 (a)(b)	9,900,000
56,430,000	(Eagle 0060030 CL-A) 3.61% due 05/01/2035 (a)(b)	56,430,000
30,000,000	(Eagle 720050038 CL-A) 3.61% due 05/01/2035 (a)(b)	30,000,000
31,810,000	(Floaters — Series 1127) 3.60% due 05/01/2035 (a)(b)	31,810,000
7,510,000	(Putters — Series 1065) 3.60% due 05/01/2013 (a)(b)	7,510,000
35,000,000	Louisiana State Municipal National Gas Purchasing & Distribution Auth Gas Rev (Putters — Series 1411Q) VRDN 3.62% due 03/15/2014 (a)	35,000,000
11,105,000	Louisiana State University & Agricultural & Mechanical College Board Supervisors Rev VRDN 3.57% due 07/01/2032 (a)	11,105,000
3,840,000	New Orleans, Louisiana Finance Auth S/F Mortgage Rev (Floaters — Series 1137) VRDN 3.66% due 12/01/2044 (a)	3,840,000
Louisiana — (concluded)
$20,000,000	Saint James Parish, Louisiana PCR (Texaco Project — Series A) CP 3.57% due 12/12/2006	$20,000,000
Maine — 0.2%
360,000	Eastport, Maine IDR (Passamaquoddy Tribe) VRDN 3.66% due 11/01/2006 (a)	360,000
910,000	Grey, Maine Rev (Advance Realty Project) VRDN 3.58% due 10/01/2011 (a)	910,000
5,600,000	Lehman Municipal Trust Receipts Various States (Floaters — Series 06) VRDN 3.69% due 11/15/2036 (a)(b)	5,600,000
23,185,000	Maine Finance Auth Rev (Jackson Lab Issue —Series 2002) VRDN 3.62% due 07/01/2031 (a)	23,185,000
Maryland — 0.7%
7,000,000	Baltimore County, Maryland EDR (Garrison Forest School Inc. Project) DDN 3.64% due 10/01/2031 (a)	7,000,000
	Carroll County, Maryland Rev (Fairhaven & Copper) VRDN:
4,530,000	(Series A) 3.59% due 01/01/2034 (a)	4,530,000
2,305,000	(Series B) 3.65% due 01/01/2034 (a)	2,305,000
14,600,000	Maryland State Community Development Administration Department Housing FXRDN 3.12% due 11/24/2006	14,600,000
	Maryland State Health & Higher Educational Facilities Auth Rev VRDN:
15,900,000	(Floaters — Series 1309) 3.60% due 08/15/2038 (a)(b)	15,900,000
4,750,000	(Series B) 3.60% due 01/01/2037 (a)	4,750,000
	Maryland State Health & Higher Educational Facilities Auth Rev (Adventist Healthcare) VRDN:
2,000,000	(Series A) 3.59% due 01/01/2034 (a)	2,000,000
16,875,000	(Series A) 3.59% due 01/01/2035 (a)	16,875,000
16,000,000	(Series B) 3.59% due 01/01/2021 (a)	16,000,000
22,000,000	Montgomery County, Maryland EDR (Riderwood Village Inc. Project) VRDN 3.60% due 03/01/2034 (a)	22,000,000
Massachusetts — 2.8%
10,000,000	ABN-AMRO Muni Tops — Massachusetts (Series 2005-34) VRDN 3.59% due 08/15/2013 (a)	10,000,000
4,500,000	Massachusetts Bay Transportation Auth (Floaters — Series 156) DDN 3.67% due 07/01/2030 (a)(b)	4,500,000
6,000,000	Massachusetts Bay Transportation Auth (ROCS RR II R 9021) VRDN 3.60% due 07/01/2034 (a)(b)	6,000,000
	Massachusetts State VRDN:
4,000,000	(Floaters — Series 16-K) 3.58% due 12/01/2023 (a)(b)	4,000,000
5,775,000	(ROCS RR II R 6050) 3.60% due 09/01/2022 (a)(b)	5,775,000
8,000,000	(Series BB) 3.59% due 09/06/2013 (a)(b)	8,000,000
3,950,000	(Series C) 3.59% due 08/01/2030 (a)	3,950,000
	Massachusetts State Development Finance Agency CP:
20,000,000	3.71% due 11/07/2006	20,000,000
10,000,000	3.63% due 11/14/2006	10,000,000
16,000,000	3.55% due 12/11/2006	16,000,000
	Massachusetts State Development Finance Agency VRDN:
8,435,000	(Bancroft School) 3.60% due 09/01/2031 (a)	8,435,000
4,000,000	(Buckingham Brown & Nichols) 3.59% due 06/01/2036 (a)	4,000,000

See Notes to Financial Statements.

42    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
Massachusetts — (concluded)
$9,850,000	(Cordis Mills LLC) 3.60% due 12/01/2032 (a)	$9,850,000
3,945,000	(Dexter School Project) 3.60% due 05/01/2031 (a)	3,945,000
10,000,000	(Fessenden School) 3.62% due 08/01/2031 (a)	10,000,000
13,920,000	(Gordon College) 3.60% due 09/01/2032 (a)	13,920,000
15,415,000	(Groton School) 3.62% due 03/01/2034 (a)	15,415,000
4,740,000	(Lesley University) 3.62% due 07/01/2033 (a)	4,740,000
11,400,000	(Newark Group Project) 3.56% due 07/01/2028 (a)	11,400,000
23,870,000	(Suffolk University Asset Guaranty) 3.65% due 07/01/2032 (a)	23,870,000
10,115,000	(Suffolk University — Series A) 3.62% due 07/01/2035 (a)	10,115,000
17,400,000	(Wentworth Institute of Technology) 3.60% due 10/01/2030 (a)	17,400,000
28,365,000	(Wentworth Institute of Technology) 3.65% due 10/01/2033 (a)	28,365,000
5,100,000	(Wilbraham & Monson Academy) 3.60% due 09/01/2036 (a)	5,100,000
7,860,000	Massachusetts State Health & Educational Facilities Auth Rev (The Boston Home Inc. — Series B) VRDN 3.60% due 06/01/2032 (a)	7,860,000
	Massachusetts State IFA Rev (New England Power Co.) CP:
34,000,000	(Series 92) 3.65% due 11/13/2006	34,000,000
10,500,000	(Series 92) 3.60% due 12/11/2006	10,500,000
40,000,000	(Series 93-A) 3.55% due 12/12/2006	40,000,000
20,000,000	Massachusetts State IFA Rev (Groton School — Series B) VRDN 3.71% due 11/07/2006 (a)	20,000,000
	Massachusetts State School Bldg Auth Dedicated Sales Tax Rev VRDN:
5,820,000	(Eagle 20060035 CL-A) 3.61% due 08/15/2030 (a)(b)	5,820,000
6,800,000	(Eagle 20060055 CL-A) 3.61% due 08/15/2030 (a)(b)	6,800,000
14,865,000	Massachusetts State Special Obligation Dedicated Tax Rev (Merlots — Series B-19) VRDN 3.59% due 01/01/2028 (a)(b)	14,865,000
6,505,000	Massachusetts State Turnpike Auth Highway System Rev (ROCS RR II R 536) VRDN 3.60% due 01/01/2037 (a)(b)	6,505,000
16,400,000	Municipal Securities Trust Certificates Class A (Series 2001-155) VRDN 3.64% due 04/28/2016 (a)(b)	16,400,000
8,420,000	Municipal Securities Trust Certificates (Series 5018) VRDN 3.62% due 09/25/2023 (a)(b)	8,420,000
1,790,000	University of Massachusetts (Bldg Auth Project — ROCS RR II R 6016) VRDN 3.60% due 11/01/2015 (a)(b)	1,790,000
Michigan — 2.6%
28,000,000	ABN-AMRO Muni Tops — Detroit Michigan Sewer Rev (Series — 2005-3) VRDN 3.60% due 07/01/2013 (a)	28,000,000
7,000,000	ABN-AMRO Muni Tops — Michigan State Bldg Auth Rev (Series — 2005-33) VRDN 3.60% due 10/15/2013 (a)	7,000,000
6,380,000	Chelsea, Michigan EDC Rev (Silver Maples Of Chelsea) VRDN 3.61% due 05/15/2028 (a)	6,380,000
8,235,000	Dearborn, Michigan EDC Rev (Henry Ford Village) VRDN 3.65% due 10/01/2023 (a)	8,235,000
Michigan — (continued)
	Detroit, Michigan City School District VRDN:
$12,035,000	(Merlots — Series A-115) 3.60% due 04/01/2019 (a)(b)	$12,035,000
8,495,000	(Merlots — Series B-27) 3.60% due 05/01/2027 (a)(b)	8,495,000
	Detroit, Michigan Sewer Disposal Rev VRDN:
9,800,000	(Eagle 20060127 CL-A) 3.61% due 07/01/2036 (a)(b)	9,800,000
9,835,000	(Floaters — Series 60) 3.60% due 07/01/2036 (a)	9,835,000
5,485,000	(Merlots — Series B-01) 3.60% due 07/01/2022 (a)	5,485,000
	Detroit, Michigan Sewer Disposal Rev Municipal Securities Trust Rcpts VRDN:
1,155,000	(Series 47) 3.60% due 07/01/2028 (a)	1,155,000
6,500,000	(Series 53-A) 3.60% due 07/01/2032 (a)	6,500,000
58,915,000	Eastern Michigan University Rev (Series A) DDN 3.64% due 06/01/2036 (a)	58,915,000
3,700,000	Lanse Creuse, Michigan Public Schools (Eagle 20060032 CL-A) VRDN 3.61% due 05/01/2035 (a)(b)	3,700,000
5,750,000	Macomb County, Michigan Hospital Finance Auth Rev (Mount Clemens — Series A-2) DDN 3.64% due 10/01/2020 (a)	5,750,000
6,200,000	Michigan City M/F Housing Rev (Garden Estates West Apartments) VRDN 3.53% due 10/01/2036 (a)	6,200,000
	Michigan State Bldg Auth Rev VRDN:
5,695,000	(Floaters — Series 71) 3.60% due 10/15/2036 (a)(b)	5,695,000
3,200,000	(Putters — Series 1465) 3.62% due 04/15/2014 (a)(b)	3,200,000
4,735,000	(ROCS RR II R 628) 3.60% due 10/15/2036 (a)(b)	4,735,000
10,160,000	(ROCS RR II R 7039) 3.62% due 10/15/2024 (a)(b)	10,160,000
	Michigan State Higher Educational Facilities Auth Rev VRDN:
6,000,000	(Adrian College) 3.60% due 03/01/2031 (a)	6,000,000
14,425,000	(Ave Maria School Project) 3.65% due 08/01/2026 (a)	14,425,000
14,935,000	Michigan State Hospital Finance Auth Rev (Crittenton Hospital — Series A) DDN 3.64% due 03/01/2030 (a)	14,935,000
	Michigan State Hospital Finance Auth Rev VRDN:
12,995,000	(Merlots — Series K) 3.60% due 11/15/2023 (a)(b)	12,995,000
1,675,000	(ROCS RR II R 588) 3.60% due 11/15/2046 (a)(b)	1,675,000
	Michigan State Strategic Fund Limited Obligation Rev (Detroit Symphony Project) DDN:
25,655,000	(Series A) 3.64% due 06/01/2031 (a)	25,655,000
10,550,000	(Series B) 3.65% due 06/01/2031 (a)	10,550,000
	Michigan State Strategic Fund Limited Obligation Rev VRDN:
8,500,000	(Dow Chemical Project — Series B-1) 3.69% due 06/01/2014 (a)	8,500,000
2,900,000	(North America Inc. Project) 3.79% due 04/01/2011 (a)	2,900,000
5,500,000	(Sur-Flo Plastics Inc. Project) 3.74% due 08/01/2025 (a)	5,500,000
4,230,000	(Weller Trunk Parts Project) 3.74% due 10/01/2029 (a)	4,230,000
13,240,000	Michigan State Trunk Line (Merlots — Series B-02) VRDN 3.60% due 11/01/2021 (a)(b)	13,240,000
9,600,000	Municipal Securities Trust Certificates (Michigan State Bldg Auth) DDN 3.67% due 10/07/2014 (a)(b)	9,600,000

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    43

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
Michigan — (concluded)
$10,500,000	Municipal Securities Trust Certificates Class A (Detroit Michigan Sewer Disposal Rev — Series 2001-166) VRDN 3.62% due 12/15/2021 (a)(b)	$10,500,000
21,675,000	Northern Michigan University Rev DDN 3.64% due 06/01/2031 (a)	21,675,000
3,475,000	Oakland County, Michigan EDC Limited Obligation Rev (Su Dan Co. Project) VRDN 3.74% due 07/01/2024 (a)	3,475,000
5,750,000	Oakland University Michigan Rev (ROCS RR II R 2154) VRDN 3.60% due 05/15/2022 (a)(b)	5,750,000
2,650,000	Southfield, Michigan Library Bldg Auth (ROCS RR II R 7521) VRDN 3.60% due 05/01/2023 (a)(b)	2,650,000
6,120,000	Sturgis, Michigan Public School District (Putters — Series 728) VRDN 3.60% due 05/01/2023 (a)(b)	6,120,000
6,600,000	Wayne County, Michigan Airport Auth Rev (Eagle 720053029 CL-A) VRDN 3.64% due 12/01/2034 (a)(b)	6,600,000
Minnesota — 2.0%
	Dakota County, Minnesota Community Development Agency M/F Housing Rev DDN:
10,000,000	(Brentwood Hills Apartments Project — Series A) 3.74% due 09/01/2038 (a)	10,000,000
21,755,000	(Regatta Commons Project — Series A) 3.74% due 01/01/2038 (a)	21,755,000
16,757,500	Duluth, Minnesota EDA Health Care Facilities Rev (Floaters — Series 895) VRDN 3.60% due 02/15/2020 (a)	16,757,500
2,800,000	Hennepin County, Minnesota Housing & Redevelopment Auth M/F Rev (Stone Arch Apartments Project) VRDN 3.64% due 04/15/2035 (a)	2,800,000
2,500,000	Minneapolis, Minnesota Rev (Minnehaha Academy Project) DDN 3.74% due 05/01/2026 (a)	2,500,000
	Minnesota State VRDN:
20,030,000	(Floaters — Series 1462) 3.60% due 06/01/2018 (a)(b)	20,030,000
6,150,000	(Putters — Series 1421) 3.60% due 06/01/2014 (a)(b)	6,150,000
2,155,000	(ROCS RR II R 4065) 3.60% due 08/01/2023 (a)(b)	2,155,000
	Rochester, Minnesota Health Care Facilities CP:
21,000,000	(Series 00-A) 3.55% due 11/14/2006	21,000,000
20,000,000	(Series 00-A) 3.58% due 12/14/2006	20,000,000
10,000,000	(Series 00-B) 3.62% due 12/11/2006	10,000,000
19,000,000	(Series 00-B) 3.58% due 12/14/2006	19,000,000
39,000,000	(Series 00-C) 3.55% due 11/09/2006	39,000,000
31,400,000	(Series 01-A) 3.58% due 12/14/2006	31,400,000
23,150,000	(Series 01-B) 3.55% due 11/09/2006	23,150,000
10,000,000	(Series 92-B) 3.55% due 11/09/2006	10,000,000
17,200,000	(Series 92-B) 3.58% due 12/14/2006	17,200,000
4,830,000	St. Paul, Minnesota Housing & Redevelopment Auth Hospital Rev (ROCS RR II R 569 CE) VRDN 3.60% due 11/15/2030 (a)(b)	4,830,000
10,000,000	St. Paul, Minnesota Port Auth Rev (Amherst H. Wilder Foundation — Series 06-3) VRDN 3.64% due 04/01/2036 (a)	10,000,000
16,555,000	University of Minnesota (Series A) VRDN 3.55% due 01/01/2034 (a)	16,555,000
Mississippi — 0.9%
$10,000,000	Mississippi Business Finance Corp. Solid Waste Disposal Rev (Mississippi Power Co. Project) DDN 3.66% due 05/01/2028 (a)	$10,000,000
	Mississippi Development Bank Special Obligation VRDN:
14,665,000	(Loan Program — Desoto County) 3.58% due 11/01/2022 (a)	14,665,000
11,595,000	(Merlots — Series A-16) 3.60% due 07/01/2031 (a)(b)	11,595,000
6,890,000	(ROCS RR II R 6051) 3.60% due 01/01/2022 (a)(b)	6,890,000
57,791,500	Mississippi Home Corp. S/F Rev (Floaters — Series 1212) VRDN 3.63% due 12/01/2008 (a)(b)	57,791,500
29,535,000	Mississippi Hospital Equipment & Facilities Auth Rev (North Mississippi Health Service — Series 1) CP 3.54% due 12/04/2006	29,535,000
Missouri — 1.5%
9,380,000	Branson, Missouri School District (Putters — Series 1427) VRDN 3.60% due 03/01/2013 (a)	9,380,000
3,600,000	Jackson County, Missouri IDA Health Facilities Rev (Kansas City Hospice) VRDN 3.65% due 01/01/2030 (a)	3,600,000
8,125,000	Jackson County, Missouri Special Obligation (ROCS RR II R 9014) VRDN 3.60% due 12/01/2029 (a)(b)	8,125,000
	Kansas City, Missouri Municipal Assistance Corp. Rev VRDN:
6,255,000	(Floaters — Series 15-Z) 3.63% due 11/12/2025 (a)(b)	6,255,000
7,500,000	(Putters — Series 1327) 3.60% due 04/15/2014 (a)(b)	7,500,000
5,306,000	Missouri State Board Public Bldg Special Obligations (Floaters — Series 1433) VRDN 3.60% due 10/15/2027 (a)	5,306,000
14,200,000	Missouri State Development Finance Board Lease Rev (Missouri Associate Municipal Utilities Lease) DDN 3.69% due 06/01/2033 (a)	14,200,000
	Missouri State Health & Educational Facilities Auth DDN:
3,500,000	(Bethesda Health Group) 3.69% due 08/01/2034 (a)	3,500,000
32,210,000	(Bethesda Health Group—Series A) 3.69% due 08/01/2031 (a)	32,210,000
25,900,000	(Christian Brothers—Series A) 3.69% due 10/01/2032 (a)	25,900,000
5,400,000	(De Smet Jesuit High School) 3.69% due 11/01/2027 (a)	5,400,000
6,550,000	(Drury College) 3.69% due 08/15/2024 (a)	6,550,000
7,395,000	(Ranken Technology College) 3.69% due 11/15/2017 (a)	7,395,000
2,970,000	(State Louis University) 3.67% due 07/01/2032 (a)	2,970,000
14,085,000	(State Louis University — Series A) 3.63% due 10/01/2016 (a)	14,085,000
21,235,000	(State Louis University — Series B) 3.67% due 10/01/2024 (a)	21,235,000
	Missouri State Health & Educational Facilities Auth Rev Pooled VRDN:
8,465,000	(Series B) 3.58% due 08/01/2029 (a)	8,465,000
3,760,000	(Series C) 3.58% due 08/01/2029 (a)	3,760,000
	Missouri State Health & Educational Facilities Auth Rev RAN:
1,750,000	(Central Methodist) 5.00% due 04/25/2007	1,758,480
2,750,000	(Drury University) 5.00% due 04/25/2007	2,763,326

See Notes to Financial Statements.

44    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)

Missouri — (concluded)
$6,970,000	Missouri State Highways & Transportation Community State Road Rev (Putters — Series 1433) VRDN 3.60% due 05/01/2014 (a)(b)	$6,970,000
3,185,000	Missouri State Housing Development Community S/F Mortgage Rev (Series A) FXRDN 4.52% due 05/15/2007	3,185,000
14,090,000	Saint Louis, Missouri Airport Rev (Merlots — Series A-18) VRDN 3.60% due 07/01/2015 (a)(b)	14,090,000
4,050,000	Saint Louis, Missouri IDA M/F Housing Rev (Metro Lofts Apartments — Series C) VRDN 3.65% due 09/15/2036 (a)	4,050,000
Montana — 0.3%
14,000,000	Anaconda-Deer Lodge County, Montana EFR (Anaconda Smelter) DDN 3.66% due 10/01/2037 (a)	14,000,000
10,495,000	Helena, Montana Higher Educational Rev (Carroll College Campus Housing) DDN 3.69% due 10/01/2032 (a)	10,495,000
18,475,000	Montana State Board Investment Municipal Finance FXRDN 3.65% due 03/01/2007	18,475,000
Nebraska — 0.6%
10,000,000	ABN-AMRO Muni Tops — Omaha, Nebraska Public Power District (Series — 2006-65) VRDN 3.61% due 02/01/2015 (a)	10,000,000
2,640,000	Eclipse Funding Trust 2006-0025 (Solar Eclipse — Omaha Public Power) VRDN 3.59% due 02/01/2036 (a)	2,640,000
	Lincoln, Nebraska Electric System Rev CP:
9,250,000	3.55% due 12/05/2006	9,250,000
24,600,000	3.56% due 12/06/2006	24,600,000
300,000	Nebraska Educational Finance Auth Rev (Creighton University Project — Series C) DDN 3.64% due 07/01/2035 (a)	300,000
	Nebraska Public Power Rev VRDN:
3,235,000	(Eagle 20040014 CL-A) 3.61% due 01/01/2035 (a)(b)	3,235,000
3,335,000	(Eagle 20041016 CL-A) 3.61% due 01/01/2035 (a)(b)	3,335,000
4,105,000	(ROCS RR II R 9000) 3.60% due 01/01/2035 (a)(b)	4,105,000
21,800,000	Omaha Public Power Nebraska Electric Rev CP 3.54% due 12/04/2006	21,800,000
5,095,000	Omaha Public Power Nebraska Electric Rev (Floaters — Series 1289) VRDN 3.60% due 02/01/2036 (a)(b)	5,095,000
9,890,000	Scotts Bluff County, Nebraska Hospital Auth Rev (Regional West Medical Center) VRDN 3.67% due 12/01/2028 (a)	9,890,000
Nevada — 0.8%
	Clark County, Nevada VRDN:
6,000,000	(Floaters — Series 1282) 3.60% due 11/01/2035 (a)(b)	6,000,000
5,935,000	(ROCS RR II R 1035) 3.60% due 06/01/2021 (a)	5,935,000
	Clark County, Nevada School District VRDN:
5,855,000	(Merlots — Series B-02) 3.60% due 06/15/2019 (a)	5,855,000
17,430,000	(Putters — Series 1157) 3.60% due 06/15/2013 (a)	17,430,000
14,130,000	(ROCS RR II R 7018) 3.60% due 06/15/2020 (a)	14,130,000
7,150,000	Director State Nevada Department of Business & Industry Solid Waste Disposal Rev (Republic Service Inc. Project) VRDN 3.95% due 12/01/2034 (a)	7,150,000
Nevada — (concluded)
$10,865,000	Eclipse Funding Trust 2006-0012 (Solar Eclipse — Clark County, Nevada School District) VRDN 3.60% due 12/15/2013 (a)	$10,865,000
8,330,000	Las Vegas, Nevada Convention & Visitors Auth Rev (Putters — Series 802) VRDN 3.60% due 01/01/2013 (a)(b)	8,330,000
9,960,000	Las Vegas Valley, Nevada Water Distribution (Merlots — Series B-10) VRDN 3.60% due 06/01/2024 (a)(b)	9,960,000
5,285,000	Nevada System Higher Education University Rev (Putters — Series 1134) VRDN 3.60% due 07/01/2013 (a)(b)	5,285,000
5,150,000	North Las Vegas, Nevada (ROCS RR II R 4081) VRDN 3.60% due 05/01/2025 (a)(b)	5,150,000
22,655,000	Truckee Medows, Nevada Water Auth Rev Municipal Securities Trust Rcpts (Series 137) VRDN 3.62% due 07/01/2030 (a)(b)	22,655,000
5,250,000	University of Nevada Rev (Putters — Series 929) VRDN 3.60% due 01/01/2013 (a)(b)	5,250,000
New Hampshire — 1.1%
9,890,000	New Hampshire Health & Educational Auth Hospital Rev (Wentworth Douglass Hospital) DDN 3.74% due 01/01/2031 (a)	9,890,000
8,625,000	New Hampshire Health & Educational Auth Rev (Healthcare — Series B) VRDN 3.62% due 01/01/2032	8,625,000
6,950,000	New Hampshire Health & Educational Auth Rev (New Hampshire Institute of Art) VRDN 3.62% due 10/01/2035 (a)	6,950,000
	New Hampshire Higher Educational & Health Facilities Auth Rev VRDN:
5,138,500	(Floaters — Series 772) 3.60% due 01/01/2017 (a)(b)	5,138,500
42,465,000	(Floaters — Series 866) 3.60% due 08/15/2021 (a)(b)	42,465,000
3,360,000	New Hampshire State Business Finance Auth Industrial Facilities Rev (Wiggins Airways Inc.) VRDN 3.64% due 12/01/2033 (a)	3,360,000
	New Hampshire State Business Finance Auth PCR (New England Power — Series 90-A) CP:
40,000,000	3.64% due 12/11/2006	40,000,000
41,850,000	3.64% due 12/12/2006	41,850,000
New Jersey — 1.5%
	Municipal Securities Trust Certificate (New Jersey State Transportation Trust Fund) VRDN:
20,240,000	(Series 2006-269) 3.65% due 11/03/2022 (a)(b)	20,240,000
4,015,000	(Series 2006-3010) 3.65% due 06/13/2024 (a)(b)	4,015,000
175,000,000	New Jersey State (Series A) TRAN 4.50% due 06/22/2007	176,116,318
	New Jersey State Transportation Trust Fund Auth VRDN:
9,325,000	(Floaters — Series 10-Z) 3.62% due 12/15/2034 (a)(b)	9,325,000
20,450,000	(Putters — Series 1366) 3.60% due 12/15/2023 (a)(b)	20,450,000
New Mexico — 0.4%
5,160,000	Bernalillo County, New Mexico Gross Rcpts Tax Rev (Macon Trust) VRDN 3.60% due 04/01/2027 (a)(b)	5,160,000
6,490,000	Eclipse Funding Trust 2006-0034 (Solar Eclipse — New Mexico Finance Auth Rev) VRDN 3.59% due 12/15/2013 (a)	6,490,000

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    45

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
New Mexico — (concluded)
$4,500,000	Lehman Municipal Trust Receipts Various States (Floaters — Series 06-K64 Regional D) VRDN 3.66% due 07/01/2037 (a)(b)	$4,500,000
42,088,277	New Mexico Mortgage Finance Auth S/F Program FXRDN 4.52% due 07/01/2007	42,088,277
New York — 2.5%
20,000,000	Monroe County, New York RAN 4.00% due 04/16/2007	20,034,800
209,750,000	New York City IDA Rev (Bryant Park LLC — Series A) DDN 3.65% due 11/01/2039 (a)	209,750,000
40,000,000	New York City IDA Rev (Bryant Park LLC — Series A) VRDN 3.61% due 11/01/2039 (a)	40,000,000
	New York City Municipal Water Finance Auth (Water & Sewer System Rev) VRDN:
10,000,000	(Eagle 20040015 CL-A) 3.60% due 06/15/2035 (a)(b)	10,000,000
31,430,000	(Eagle 20060057 CL-A) 3.60% due 06/15/2036 (a)(b)	31,430,000
15,931,000	New York State Power ECN CP 3.54% due 11/01/2006	15,931,000
10,000,000	Niagara-Wheatfield, New York Central School District BAN 4.50% due 02/15/2007	10,024,758
	Sales Tax Asset Receivable Corp. New York VRDN:
33,905,000	(Eagle 20060066 CL-A) 3.60% due 10/15/2026 (a)(b)	33,905,000
5,265,000	(Putters — Series 565) 3.60% due 10/15/2012 (a)(b)	5,265,000
4,790,000	Tobacco Settlement Financing Corp. New York (Floaters — Series 1457) VRDN 3.66% due 06/01/2022 (a)(b)	4,790,000
North Carolina — 0.1%
3,300,000	Halifax County, North Carolina Industrial Facilities & PCR (Westmoreland) DDN 3.70% due 12/01/2019 (a)	3,300,000
	North Carolina Eastern Municipal Power Agency & System Rev VRDN:
4,875,000	(Merlots — Series A-22) 3.60% due 01/01/2024 (a)	4,875,000
2,500,000	(ROCS RR II R 484) 3.60% due 01/01/2020 (a)(b)	2,500,000
10,310,000	North Carolina Medical Care Community Health Care Facilities Rev (Adult Community Services — Series B) DDN 3.64% due 11/15/2009 (a)	10,310,000
North Dakota — 0.2%
32,015,000	Ward County, North Dakota Health Care Facilities Rev (Trinity Obligation Group — Series A) DDN 3.69% due 07/01/2029 (a)	32,015,000
Ohio — 4.6%
8,000,000	ABN-AMRO Muni Tops — Cincinnati Ohio School District (Series 2003-34) VRDN 3.60% due 12/01/2011 (a)(b)	8,000,000
5,035,000	ABN-AMRO Muni Tops — University of Cincinnati Ohio General Rcpts (Series 2004-04) VRDN 3.60% due 06/01/2012 (a)(b)	5,035,000
4,995,000	ABN-AMRO Muni Tops Certificates Trust (Series 2004-23) VRDN 3.60% due 12/01/2011 (a)(b)	4,995,000
2,135,000	Ashland, Ohio BAN 5.00% due 05/24/2007	2,149,370
6,575,000	Bucyrus, Ohio City School District BAN 4.65% due 03/13/2007	6,599,946
6,900,000	Canfield, Ohio Local School District BAN 4.25% due 09/20/2007	6,937,717
Ohio — (continued)
$5,000,000	Cinncinnati, Ohio City School District (Eagle 2004034 CL-A) VRDN 3.61% due 12/01/2031 (a)	$5,000,000
5,000,000	Cleveland-Cuyahoga County, Ohio Port Auth Cultural Facilities Rev (Playhouse Square Foundation Project) VRDN 3.57% due 11/15/2034 (a)	5,000,000
	Clinton County, Ohio Hospital Rev VRDN:
8,600,000	(McCullough-Hyde Project — Series B-1) 3.57% due 11/01/2020 (a)	8,600,000
4,300,000	(Memorial Hospital Project — Series A-1) 3.67% due 08/01/2022 (a)	4,300,000
8,000,000	(Series D-1) 3.57% due 12/01/2015 (a)	8,000,000
5,195,000	Columbus, Ohio City School District (ROCS RR II R 2128) VRDN 3.60% due 12/01/2021 (a)	5,195,000
2,485,000	Cuyahoga County, Ohio Civic Facilities Rev (Center For Families & Children) VRDN 3.64% due 06/01/2024 (a)	2,485,000
9,250,000	Cuyahoga County, Ohio Health Care Facilities Rev (Jennings Center Older Adults) VRDN 3.64% due 11/01/2023 (a)	9,250,000
	Cuyahoga County, Ohio Hospital Rev VRDN:
21,830,000	(Metrohealth System Project) 3.60% due 03/01/2033 (a)	21,830,000
4,680,000	(Sisters Charity Health Systems) 3.60% due 11/01/2030 (a)	4,680,000
1,965,000	Cuyahoga County, Ohio M/F Rev (State Vitus Village Apartments Project) VRDN 3.64% due 06/01/2022 (a)	1,965,000
	Cuyahoga County, Ohio Rev (Cleveland Clinic) DDN:
31,500,000	(Series B-1) 3.70% due 01/01/2039 (a)	31,500,000
12,500,000	(Series B-3) 3.70% due 01/01/2039 (a)	12,500,000
13,100,000	Cuyahoga Falls, Ohio BAN 4.25% due 12/14/2006	13,113,427
4,495,000	Deerfield Township, Ohio Tax Increment Rev (Series B) VRDN 3.60% due 12/01/2022 (a)	4,495,000
	Dover, Ohio Municipal Electric Systems BAN:
2,800,000	4.50% due 01/11/2007	2,805,789
5,500,000	5.00% due 06/06/2007	5,539,366
7,700,000	Dublin, Ohio City School District BAN 4.25% due 10/17/2007	7,748,436
15,000,000	Eagle Tax-Exempt Trust (Cleveland Water — Series 983501) VRDN 3.61% due 01/01/2025 (a)	15,000,000
22,065,000	Eagle Tax-Exempt Trust (Ohio State Turnpike Rev — Series 983502) VRDN 3.61% due 02/15/2020 (a)	22,065,000
7,825,000	Elyria, Ohio BAN 4.50% due 07/19/2007	7,860,361
7,000,000	Franklin County, Ohio Health Care Facilities Rev (Presbyterian — Series A) VRDN 3.60% due 07/01/2036 (a)	7,000,000
	Franklin County, Ohio Hospital Rev (Children’s Hospital Project) VRDN:
7,355,000	3.58% due 11/01/2025 (a)	7,355,000
10,305,000	3.58% due 11/01/2033 (a)	10,305,000
3,940,000	Franklin County, Ohio M/F Rev Community Housing Network VRDN 3.65% due 03/01/2027 (a)	3,940,000
6,370,000	Geauga County, Ohio Rev (Sisters Of Notre Dame Project) VRDN 3.65% due 08/01/2016 (a)	6,370,000

See Notes to Financial Statements.

46    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
Ohio — (continued)
	Hamilton County, Ohio BAN:
$1,150,000	4.25% due 01/25/2007	$1,152,071
3,000,000	4.50% due 09/14/2007	3,020,091
2,465,000	Hamilton County, Ohio EDR (The General Protestant) VRDN 3.65% due 12/01/2017 (a)	2,465,000
	Hamilton County, Ohio Student Housing Rev VRDN:
11,570,000	(Block 3 Project) 3.62% due 08/01/2036 (a)	11,570,000
20,305,000	(Stratford Heights Project) 3.62% due 08/01/2036 (a)	20,305,000
7,999,000	Huber Heights, Ohio (Series A) BAN 4.50% due 03/15/2007	8,027,368
7,500,000	Huron County, Ohio Hospital Facilities Rev (Norwalk Area Health System) VRDN 3.58% due 12/01/2027 (a)	7,500,000
9,875,000	Jackson, Ohio Hospital Facilities Rev (Health System Inc. Radianassurance) VRDN 3.60% due 10/01/2029 (a)	9,875,000
3,300,000	Lakewood, Ohio (Series A) BAN 4.50% due 06/14/2007	3,315,481
6,115,000	Lehman Municipal Trust Receipts Various States (Floaters — Series 06-K74 — Regional D) VRDN 3.66% due 09/01/2036 (a)(b)	6,115,000
3,105,000	Licking County, Ohio IDR (Renosol Corp. Project) VRDN 3.74% due 06/01/2030 (a)	3,105,000
4,680,000	Lima, Ohio BAN 4.50% due 05/03/2007	4,696,941
2,370,000	Lorain County, Ohio BAN 4.75% due 06/06/2007	2,383,578
21,500,000	Marysville, Ohio Wastewater Treatment System Rev BAN 4.50% due 12/21/2006	21,531,896
1,500,000	Mentor, Ohio IDR (Risch Investments/Roll-Kraft Project) VRDN 3.80% due 08/01/2017 (a)	1,500,000
10,520,000	Middleburg Heights, Ohio Hospital Rev (Southwest General Health) VRDN 3.59% due 08/15/2022 (a)	10,520,000
1,200,000	Montgomery County, Ohio EDR (Benjamin & Marin Project — Series A) VRDN 3.65% due 04/01/2011 (a)	1,200,000
44,750,000	Montgomery County, Ohio Rev (Miami Valley Hospital — Series A) DDN 3.65% due 11/15/2022 (a)	44,750,000
	Montogmery County, Ohio Rev (Series 98-B) CP:
50,000,000	3.58% due 12/06/2006	50,000,000
50,000,000	3.52% due 12/14/2006	50,000,000
14,400,000	Municipal Securities Trust Certificate Class A (Ohio State Turnpike Community Rev — Series 104) VRDN 3.62% due 11/14/2017 (a)(b)	14,400,000
8,236,000	New Albany, Ohio BAN 4.50% due 12/14/2006	8,246,314
3,700,000	North Canton, Ohio Water System BAN 4.50% due 02/14/2007	3,711,313
1,300,000	Ohio State Air Quality Development Auth Rev (Cincinnati Gas & Electric — Series B) VRDN 3.79% due 09/01/2030 (a)	1,300,000
3,170,000	Ohio State Bldg Auth (Putters — Series 790) VRDN 3.60% due 10/01/2012 (a)	3,170,000
7,320,000	Ohio State EDR (Goodwill Industrial Miami Valley Project) VRDN 3.60% due 06/01/2023 (a)	7,320,000
Ohio — (concluded)
$5,000,000	Ohio State Higher Educational Facilities Community Rev (University of Ohio) VRDN 3.75% due 06/01/2026 (a)	$5,000,000
	Ohio State Higher Educational Facilities Rev VRDN:
3,500,000	(Antioch University) 3.60% due 02/01/2029 (a)	3,500,000
3,810,000	(Ashland University Project) 3.61% due 09/01/2024 (a)	3,810,000
2,645,000	Ohio State (ROCS RR II R 6075) VRDN 3.60% due 05/01/2014 (a)(b)	2,645,000
3,300,000	Ohio State Solid Waste Rev (Republic Services Inc. Project) VRDN 3.80% due 11/01/2035 (a)	3,300,000
7,995,000	Ohio State Turnpike Rev (Merlots — Series B-05) VRDN 3.60% due 02/15/2024 (a)(b)	7,995,000
5,000,000	Ohio State Water Development Auth PCR VRDN 3.77% due 06/01/2033 (a)	5,000,000
20,210,000	Ohio State University General Receipts CP 3.64% due 12/11/2006	20,210,000
6,865,000	Port Auth Columbiana County, Ohio IDR (Gei of Columbiana Inc. Project) VRDN 3.70% due 06/01/2022 (a)	6,865,000
2,370,000	Princeton, Ohio City School District Municipal Securities Trust Rcpts (Series 50-A) VRDN 3.60% due 12/01/2030 (a)(b)	2,370,000
5,945,000	Richland County, Ohio Rev (Mansfield Area YMCA Project) VRDN 3.65% due 11/01/2019 (a)	5,945,000
5,700,000	Rickenbacker, Ohio Port Auth (ROCS RR II R 591 CE) VRDN 3.60% due 01/01/2032 (a)	5,700,000
8,650,000	Salem, Ohio Civic Facilities Rev (Salem Community Center Inc. Project) VRDN 3.65% due 06/01/2027 (a)	8,650,000
7,750,000	Sandusky, Ohio BAN 4.12% due 10/23/2007	7,789,215
3,445,000	Shaker Heights, Ohio (Urban Renewal) BAN 4.50% due 12/08/2006	3,448,712
	South Lebanon Village, Ohio M/F Rev Housing (Pedcor Investments — Cedars) VRDN:
7,680,000	(Series A) 3.85% due 09/01/2038 (a)	7,680,000
1,095,000	(Series B) 3.70% due 09/01/2038 (a)	1,095,000
12,260,000	Toledo, Ohio (Series 2) BAN 4.00% due 05/24/2007	12,285,623
7,375,000	University of Cincinnati Ohio (Series E) BAN 4.75% due 07/06/2007	7,423,308
5,240,000	Washington Court House Ohio City School District (Putters — Series 1100) VRDN 3.60% due 06/01/2013 (a)(b)	5,240,000
3,210,000	Willoughby, Ohio IDR (Kennedy Group Inc. Project) VRDN 3.70% due 09/01/2018 (a)	3,210,000
	Wood County, Ohio IDR VRDN:
1,390,000	(GHT Property Management LLC Project) 3.71% due 08/01/2019 (a)	1,390,000
1,615,000	(TL INDS & AMPP Inc. Project) 3.75% due 05/01/2011 (a)	1,615,000

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    47

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
Oklahoma — 0.6%
$3,584,274	Comanche County, Oklahoma Home Finance Auth S/F Mortgage Rev (Series A) FXRDN 3.99% due 05/01/2007	$3,584,274
27,670,000	Morgan Keegan Municipal Products Inc., Oklahoma S/F Mortgage Rev (Floaters — Series A) VRDN 3.66% due 05/01/2009 (a)(b)	27,670,000
2,585,000	Oklahoma City, Oklahoma (Putters — Series 743) VRDN 3.60% due 03/01/2013 (a)	2,585,000
9,000,000	Oklahoma Development Finance Auth Rev (ConocoPhilips Co. Project) FXRDN 3.45% due 12/01/2006	9,000,000
10,000,000	Oklahoma Development Finance Auth Rev (Conoco Project) VRDN 3.67% due 06/01/2037 (a)	10,000,000
13,915,000	Oklahoma Development Finance Auth Rev (Inverness Village — Continuing Care Retirement—Series C) DDN 3.69% due 02/01/2012 (a)	13,915,000
10,420,000	Oklahoma Housing Finance Agency S/F Rev FXRDN 4.52% due 09/01/2038	10,420,000
9,000,000	Payne County, Oklahoma EDA Student Housing Rev (Student Project — Series B) VRDN 3.59% due 02/28/2007 (a)	9,000,000
Oregon — 0.8%
10,000,000	ABN-AMRO Muni Tops — Portland Oregon (Series 2001-04) VRDN 3.60% due 06/01/2009 (a)(b)	10,000,000
9,755,000	Clackamas County, Oregon Hospital Facilities Auth Rev (Senior Living Facilities — Mary’s Woods) VRDN 3.59% due 11/01/2029 (a)	9,755,000
7,910,000	Multnomah County, Oregon Hospital Facilities Auth Rev (Holladay Park Plaza Project) DDN 3.66% due 11/15/2033 (a)	7,910,000
3,020,000	Oregon State Development Administrative Services Certificate Partnership (ROCS RR II R 7017) VRDN 3.60% due 11/01/2023 (a)	3,020,000
	Oregon State EDR (Newsprint Co. Project — Series 202) DDN:
21,900,000	(Series 202) 3.69% due 08/01/2025 (a)	21,900,000
18,600,000	(Series 202) 3.69% due 04/01/2026 (a)	18,600,000
18,000,000	(Series 203) 3.69% due 12/01/2026 (a)	18,000,000
7,000,000	Oregon State Facilities Auth Rev (Oregon Episcopal School Projects — Series A) VRDN 3.62% due 10/01/2034 (a)	7,000,000
5,245,000	Oregon State Health Housing Educational & Cultural Facilities Auth (Assumption Village Project — Series A) VRDN 3.59% due 03/01/2033 (a)	5,245,000
7,750,000	Portland, Oregon EDR (Broadway Project — Series A) VRDN 3.59% due 04/01/2035 (a)	7,750,000
	Portland, Oregon Sewer System Rev VRDN:
1,715,000	(Putters — Series 614) 3.60% due 10/01/2012 (a)(b)	1,715,000
10,620,000	(Putters — Series 1343) 3.60% due 12/15/2013 (a)(b)	10,620,000
4,225,000	Tri-City, Oregon Rev (Putters — Series 787) VRDN 3.60% due 03/01/2013 (a)(b)	4,225,000
Pennsylvania — 1.6%
$17,260,000	ABN-AMRO Muni Tops — Radnor Pennsylvania School District VRDN 3.60% due 08/15/2013 (a)	$17,260,000
7,500,000	Allegheny County, Pennsylvania Hospital Development Auth Rev (University of Pittsburgh Medical Center — Series B-1) VRDN 3.68% due 12/15/2006 (a)	7,500,000
10,150,000	Allegheny County, Pennsylvania IDA Health & Housing Facilities Rev (Longwood) DDN 3.66% due 07/01/2027 (a)	10,150,000
8,000,000	Cumberland County, Pennsylvania Municipal Auth Rev (Wesley Affiliated Services) VRDN 3.59% due 01/01/2038 (a)	8,000,000
47,000,000	Emmaus, Pennsylvania General Auth Rev (Loan Program — Series A) VRDN 3.58% due 03/01/2030 (a)	47,000,000
7,198,000	Erie County, Pennsylvania Auth Rev (Floaters — Series 820) VRDN 3.60% due 07/01/2022 (a)	7,198,000
4,000,000	Montgomery County, Pennsylvania IDA PCR (Peco — Series B) VRDN 3.62% due 10/01/2034 (a)	4,000,000
	New Garden General Auth Pennsylvania Municipal Rev (Municipal Pooled Financing Program) VRDN:
9,930,000	(Series I) 3.54% due 11/01/2029 (a)	9,930,000
34,425,000	(Series II) 3.54% due 12/01/2033 (a)	34,425,000
	Pennsylvania EDF Auth Facilities Rev VRDN:
13,000,000	(Merck & Co. Inc. West Point Project) 3.63% due 07/01/2031 (a)	13,000,000
8,100,000	(Wastewater Treatment Rev R&M Project — Series A) 3.80% due 10/01/2034 (a)	8,100,000
5,830,000	Pennsylvania State Public School Bldg Auth Lease Rev (Putters — Series 798) VRDN 3.60% due 02/01/2013 (a)(b)	5,830,000
4,255,000	Pennsylvania State (ROCS RR II R 506) VRDN 3.60% due 07/01/2019 (a)(b)	4,255,000
8,430,000	Pennsylvania State Turnpike Community Turnpike Rev (Eagle 20040029 CL-A) VRDN 3.61% due 12/01/2034 (a)(b)	8,430,000
28,505,000	Philadelphia, Pennsylvania Airport Rev (Series C) VRDN 3.65% due 06/15/2025 (a)	28,505,000
10,703,000	Philadelphia, Pennsylvania School District (Floaters — Series 496) VRDN 3.60% due 04/01/2027 (a)(b)	10,703,000
18,000,000	Temple University of The Commonwealth System of Higher Education (Pennsylvania University Funding Obligations) BAN 5.00% due 04/26/2007	18,110,445
Rhode Island — 0.2%
2,925,000	Lehman Brothers Inc. Various States (Floaters — Series K-39) VRDN 3.69% due 12/01/2017 (a)(b)	2,925,000
1,735,000	Rhode Island State EDC Airport Rev (Putters — Series 971) VRDN 3.63% due 01/01/2013 (a)(b)	1,735,000
3,400,000	Rhode Island State EDC EDR (Immunex Rhode Island Corp. Sewer Project) VRDN 3.64% due 12/01/2023 (a)	3,400,000
	Rhode Island State IFC IDR VRDN:
1,050,000	(Gardener Specialty — Series A) 3.67% due 05/01/2021 (a)	1,050,000
4,000,000	(Hall Real Estate LLC Project) 3.64% due 02/01/2021 (a)	4,000,000

See Notes to Financial Statements.

48    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
Rhode Island — (concluded)
$2,360,000	Rhode Island State Housing & Mortgage Finance Corp. (Smith Bldg Development) VRDN 3.62% due 12/01/2028 (a)	$2,360,000
7,810,000	Rhode Island State Providence Plantations Certificate Partnership (Putters — Series 978) VRDN 3.60% due 04/01/2013 (a)(b)	7,810,000
South Carolina — 1.1%
12,100,000	ABN-AMRO Muni Tops — South Carolina (Series 2002-32) VRDN 3.60% due 10/01/2010 (a)(b)	12,100,000
8,300,000	Berkeley County, South Carolina IDR (Nucor Corp. Project) VRDN 3.67% due 04/01/2030 (a)	8,300,000
5,570,000	Columbus, South Carolina Certificate Partnership (Putters — Series 574) VRDN 3.60% due 02/01/2012 (a)	5,570,000
4,100,000	Darlington County, South Carolina IDR (Nucor Corp. Project — Series A) VRDN 3.67% due 08/01/2029 (a)	4,100,000
25,030,000	Eclipse Funding Trust 2006-0064 (Solar Eclipse — South Carolina State Public Service Auth Rev) VRDN 3.59% due 01/01/2014 (a)	25,030,000
	Florence County, South Carolina Solid Waste Disposal & Wastewater Treatment Facilities Rev (Roche Carolina Inc. Project) DDN:
20,850,000	3.67% due 04/01/2026 (a)	20,850,000
11,700,000	3.67% due 04/01/2028 (a)	11,700,000
6,717,000	Greenville County, South Carolina School District Rev (Floaters — Series 1365) VRDN 3.60% due 12/01/2020 (a)(b)	6,717,000
5,210,000	Greenville Hospital System South Carolina Hospital Facilities Rev (ROCS RR II R 2025) VRDN 3.60% due 05/01/2019 (a)	5,210,000
10,200,000	Medical University South Carolina Hospital Auth (Hospital Facilities Rev Certificates — Series A-5) VRDN 3.61% due 08/15/2027 (a)(b)	10,200,000
	South Carolina Jobs EDA EDR VRDN:
4,345,000	(Corematerials Corp. Project) 3.71% due 04/01/2013 (a)	4,345,000
6,250,000	(Holcim US Inc. Project) 3.74% due 12/01/2033 (a)	6,250,000
315,000	(Parkway Products Inc. Project) 3.68% due 11/01/2007 (a)	315,000
2,800,000	(Printing Co. Project) 3.72% due 07/01/2012 (a)	2,800,000
9,750,000	South Carolina Jobs EDA Health Facilities Rev (Episcopal Church Home) VRDN 3.60% due 04/01/2027 (a)	9,750,000
12,665,000	South Carolina Jobs EDA Hospital Facilities Rev (Sisters of Charity Hospitals) VRDN 3.60% due 11/01/2032 (a)	12,665,000
4,535,000	South Carolina State Public Service Auth Rev (ROCS RR II R 6007) VRDN 3.60% due 01/01/2022 (a)(b)	4,535,000
	South Carolina State Transportation Infrastructure Bank Rev VRDN:
6,385,000	(Floaters — Series 1460) 3.60% due 10/01/2027 (a)(b)	6,385,000
5,220,000	(Putters—Series 316) 3.60% due 10/01/2021 (a)(b)	5,220,000
11,100,000	South Carolina State Transportation Infrastructure Bank Rev Municipal Securities Trust Rcpts (SGA 116) DDN 3.62% due 10/01/2027 (a)(b)	11,100,000
South Dakota — 0.3%
$41,900,000	South Dakota State Health & Educational Facilities Auth Rev (Rapid City Regional Hospital) DDN 3.64% due 09/01/2027 (a)	$41,900,000
5,880,000	South Dakota State Health & Educational Facilities Auth Rev (University Sioux Falls) VRDN 3.69% due 10/01/2034 (a)	5,880,000
Tennessee — 5.9%
	Blount County, Tennessee Public Bldg Auth (Local Government Public Improvement) DDN:
20,000,000	(Series A-1-A) 3.65% due 06/01/2031 (a)	20,000,000
16,070,000	(Series A-1-B) 3.65% due 06/01/2022 (a)	16,070,000
11,475,000	(Series A-1-C) 3.65% due 06/01/2017 (a)	11,475,000
2,520,000	(Series A-1-D) 3.65% due 06/01/2025 (a)	2,520,000
3,700,000	(Series A-1-E) 3.65% due 06/01/2022 (a)	3,700,000
11,175,000	(Series A-2-A) 3.65% due 06/01/2030 (a)	11,175,000
10,000,000	(Series A-2-B) 3.65% due 06/01/2025 (a)	10,000,000
5,100,000	(Series A-2-C) 3.65% due 06/01/2021 (a)	5,100,000
10,000,000	(Series A-2-D) 3.65% due 06/01/2026 (a)	10,000,000
20,600,000	(Series A-3-A) 3.65% due 06/01/2026 (a)	20,600,000
30,000,000	(Series A-4-A) 3.64% due 06/01/2032 (a)	30,000,000
10,000,000	(Series A-5-A) 3.65% due 06/01/2030 (a)	10,000,000
5,630,000	(Series A-5-B) 3.65% due 06/01/2028 (a)	5,630,000
14,300,000	(Series D-1-A) 3.65% due 06/01/2030 (a)	14,300,000
14,000,000	(Series D-1-B) 3.65% due 06/01/2027 (a)	14,000,000
10,000,000	(Series D-1-C) 3.65% due 06/01/2032 (a)	10,000,000
4,925,000	(Series D-1-D) 3.65% due 06/01/2025 (a)	4,925,000
5,000,000	(Series D-1-E) 3.65% due 06/01/2025 (a)	5,000,000
14,020,000	(Series D-2-A) 3.65% due 06/01/2026 (a)	14,020,000
13,650,000	(Series D-5-A) 3.65% due 06/01/2027 (a)	13,650,000
4,500,000	(Series D-5-C) 3.65% due 06/01/2030 (a)	4,500,000
3,675,000	(Series D-5-D) 3.65% due 06/01/2036 (a)	3,675,000
14,800,000	(Series D-6-A) 3.65% due 06/01/2031 (a)	14,800,000
5,400,000	(Series D-7-B) 3.65% due 06/01/2031 (a)	5,400,000
10,000,000	(Series D-8-B) 3.65% due 06/01/2027 (a)	10,000,000
8,000,000	(Series D-8-C) 3.65% due 06/01/2026 (a)	8,000,000
14,650,000	Clarksville, Tennessee Public Bldg Auth Rev (Pooled Financing — Tennessee Municipal Bond Fund) DDN 3.64% due 07/01/2031 (a)	14,650,000
5,000,000	Franklin, Tennessee IDB M/F Rev (Floaters — Series 82-G) VRDN 3.62% due 04/01/2027 (a)(b)	5,000,000
2,000,000	Jackson, Tennessee Health Educational & Housing Facilities Board M/F Rev (Villages Old Hickory Project) FXRDN 4.15% due 12/01/2006	2,000,000
	Knox County, Tennessee Health Educational & Housing Facilities Board Rev VRDN:
6,740,000	(Cookeville Regional Project — Series A-2) 3.67% due 10/01/2026 (a)	6,740,000
2,600,000	(Holston Long Term Care Project) 3.66% due 08/01/2015 (a)	2,600,000
5,605,000	Memphis, Tennessee (Floaters — Series 1018) VRDN 3.60% due 10/01/2019 (a)(b)	5,605,000
40,505,000	Memphis, Tennessee Electric System Rev (Floaters — Series P-24-U)) VRDN 3.61% due 12/01/2008 (a)(b)	40,505,000
	Memphis, Tennessee Health Educational & Housing Facilities Board Rev (Not-For-Profit M/F Program) VRDN:
2,040,000	3.75% due 07/01/2032 (a)	2,040,000
10,000,000	3.75% due 08/01/2032 (a)	10,000,000

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    49

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
Tennessee — (continued)
$4,395,000	Metropolitan Government Nashville Davidson County, Tennessee Airport Auth Rev (Embraer Aircraft Services Project) VRDN 3.69% due 05/01/2030 (a)	$4,395,000
1,975,000	Metropolitan Government Nashville Davidson County, Tennessee District Energy Systems Rev (ROCS RR II R 2072) VRDN 3.60% due 10/01/2022 (a)(b)	1,975,000
	Metropolitan Government Nashville Davidson County, Tennessee IDB Educational Facilities Rev VRDN:
8,760,000	(David Lipscomb University Project) 3.57% due 02/01/2023 (a)	8,760,000
14,000,000	(Franklin Road Academy Project) 3.57% due 10/01/2030 (a)	14,000,000
4,065,000	Metropolitan Government Nashville Davidson County, Tennessee Sports Auth Rev (Putters — Series 543) VRDN 3.60% due 07/01/2012 (a)(b)	4,065,000
24,150,000	Montgomery County, Tennessee Public Bldg Auth (Pooled Financing Rev — Tennessee County Loan Pool) DDN 3.64% due 02/01/2036 (a)	24,150,000
84,990,000	Morgan Keegan Municipals Products Inc. Various Trust Rcpts (Tennessee Housing Development Agency S/F Mortgage Rev) VRDN 3.66% due 08/09/2007 (a)(b)	84,990,000
	Sevier County, Tennessee Public Bldg Auth DDN:
36,900,000	(Series IV-1) 3.65% due 06/01/2023 (a)	36,900,000
9,800,000	(Series IV-2) 3.65% due 06/01/2020 (a)	9,800,000
8,000,000	(Series IV-3) 3.65% due 06/01/2025 (a)	8,000,000
8,725,000	(Series IV-A-2) 3.65% due 06/01/2025 (a)	8,725,000
9,000,000	(Series IV-A-3) 3.65% due 06/01/2020 (a)	9,000,000
20,515,000	(Series IV-B-1) 3.65% due 06/01/2020 (a)	20,515,000
10,000,000	(Series IV-B-2) 3.65% due 06/01/2019 (a)	10,000,000
7,000,000	(Series IV-B-3) 3.65% due 06/01/2013 (a)	7,000,000
7,900,000	(Series IV-B-4) 3.65% due 06/01/2025 (a)	7,900,000
10,000,000	(Series IV-B-5) 3.65% due 06/01/2022 (a)	10,000,000
6,665,000	(Series IV-B-6) 3.65% due 06/01/2020 (a)	6,665,000
4,590,000	(Series IV-B-10) 3.65% due 06/01/2023 (a)	4,590,000
11,800,000	(Series IV-D-2) 3.65% due 06/01/2025 (a)	11,800,000
5,330,000	(Series IV-E-2) 3.65% due 06/01/2021 (a)	5,330,000
3,270,000	(Series IV-E-4) 3.65% due 06/01/2020 (a)	3,270,000
5,000,000	(Series IV-F-3) 3.65% due 06/01/2021 (a)	5,000,000
10,000,000	(Series IV-G-1) 3.65% due 06/01/2026 (a)	10,000,000
9,100,000	(Series IV-G-2) 3.65% due 06/01/2022 (a)	9,100,000
7,500,000	(Series IV-G-3) 3.65% due 06/01/2022 (a)	7,500,000
11,200,000	(Series IV-H-1) 3.65% due 06/01/2025 (a)	11,200,000
5,050,000	(Series IV-H-2) 3.65% due 06/01/2027 (a)	5,050,000
10,000,000	(Series IV-I-1) 3.65% due 06/01/2032 (a)	10,000,000
4,555,000	(Series IV-I-3) 3.65% due 06/01/2015 (a)	4,555,000
18,000,000	(Series IV-J-1) 3.65% due 06/01/2028 (a)	18,000,000
5,375,000	(Series VI-F-1) 3.65% due 06/01/2035 (a)	5,375,000
	Shelby County, Tennessee CP:
10,000,000	3.56% due 12/01/2006	10,000,000
15,000,000	3.52% due 12/08/2006	15,000,000
21,800,000	Shelby County, Tennessee Health Educational & Housing Facilities Board Rev M/F Housing VRDN 3.62% due 07/01/2024 (a)	21,800,000
4,595,000	Shelby County, Tennessee (ROCS RR II R 3023) VRDN 3.68% due 04/01/2020 (a)(b)	4,595,000
Tennessee — (concluded)
$5,200,000	Sullivan County, Tennessee IDB Rev (Microporous Products) VRDN 3.67% due 11/01/2019 (a)	$5,200,000
3,000,000	Sumner County, Tennessee VRDN 3.56% due 06/01/2008 (a)	3,000,000
77,700,000	Tennergy Corp. Tennessee Gas Rev (Putters — Series 1258-Q) VRDN 3.62% due 11/01/2013 (a)(b)	77,700,000
Texas — 15.1%
20,000,000	ABN-AMRO Muni Tops — Dallas, Texas Waterworks & Sewer Systems Rev (Series 1998-19) VRDN 3.61% due 07/04/2007 (a)	20,000,000
9,510,000	ABN-AMRO Muni Tops — Keller, Texas Independent School District (Series 2001-26) VRDN 3.60% due 07/01/2009 (a)	9,510,000
9,000,000	ABN-AMRO Muni Tops — San Antonio, Texas Electric & Gas Rev (Series 1998-22) VRDN 3.61% due 01/02/2007 (a)	9,000,000
24,884,000	ABN-AMRO Muni Tops — Texas A&M University Rev (Series 1999-5) VRDN 3.58% due 12/06/2006 (a)	24,884,000
10,000,000	ABN-AMRO Muni Tops — Frisco, Texas Independent School District (Series 2006-56) VRDN 3.61% due 08/15/2014 (a)(b)	10,000,000
4,675,000	Alvin, Texas Independent School District (Putters — Series 1021) VRDN 3.60% due 02/15/2013 (a)(b)	4,675,000
11,400,000	Austin, Texas Electric Utility Systems Rev (ROCS RR II R 6080) VRDN 3.60% due 11/15/2026 (a)(b)	11,400,000
60,000,000	Austin, Texas Utility System (Series A) CP 3.62% due 12/07/2006	60,000,000
	Austin, Texas Water & Wastewater System Rev VRDN:
3,000,000	(Floaters — Series 1281) 3.60% due 05/15/2035 (a)	3,000,000
3,050,000	(Putters — Series 1319) 3.60% due 11/15/2013 (a)	3,050,000
40,000,000	Bell County, Texas Health Facilities Development Corp. Rev (Scott & White Member Hospital — Series 2001-2) DDN 3.65% due 08/15/2031 (a)	40,000,000
4,820,000	Bexar County, Texas (Putters — Series 537) VRDN 3.60% due 06/15/2011 (a)	4,820,000
9,155,000	Bexar County, Texas Housing Finance Corp. M/F Housing Rev (ROCS RR II R 599) VRDN 3.60% due 06/01/2041 (a)(b)	9,155,000
	Brazos River Auth Texas PCR (Series A) VRDN:
7,575,000	(ROCS RR II R 617) 3.63% due 03/01/2041 (a)(b)	7,575,000
17,000,000	(Series A) 3.65% due 10/01/2030 (a)	17,000,000
20,000,000	Brazos River, Texas Harbor Navigator District (BASF Corp. Project) VRDN 3.75% due 04/01/2037 (a)	20,000,000
	Brazos River, Texas Harbor Navigator District (Brazoria County Environmental Facilities Rev Dow Chemical — Series A-2) DDN:
6,600,000	3.72% due 05/15/2033 (a)	6,600,000
5,300,000	3.76% due 05/15/2033 (a)	5,300,000
6,620,000	Brownsville, Texas Independent School District (Putters — Series 1059) VRDN 3.60% due 08/15/2013 (a)(b)	6,620,000
21,250,000	Brownsville, Texas Utility System Rev CP 3.52% due 11/15/2006	21,250,000

See Notes to Financial Statements.

50    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
Texas — (continued)
$8,380,000	Brownsville, Texas Utility System Rev (ROCS RR II R 4074) VRDN 3.60% due 09/01/2024 (a)(b)	$8,380,000
5,635,000	Cameron County, Texas (Putters — Series 1028) VRDN 3.60% due 02/15/2013 (a)	5,635,000
6,651,985	Central Texas Housing Finance Corp. S/F Mortgage Rev (Series A) VRDN 5.02% due 07/01/2008 (a)	6,651,985
2,570,000	Comal, Texas Independent School District (Putters — Series 756) VRDN 3.60% due 02/01/2011 (a)	2,570,000
3,765,000	Corpus Christi, Texas Utility System Rev (ROCS RR II R 2149) VRDN 3.60% due 07/15/2024 (a)	3,765,000
3,000,000	Cypress-Fairbanks, Texas Independent School District (Floaters — Series 86) VRDN 3.62% due 02/15/2030 (a)	3,000,000
	Dallas Fort Worth, Texas International Airport Rev VRDN:
8,400,000	(Eagle 20030020 CL-A) 3.64% due 11/01/2032 (a)	8,400,000
2,745,000	(Floaters — Series 824) 3.63% due 11/01/2015 (a)	2,745,000
4,545,000	(Merlots — Series A-13) 3.65% due 11/01/2011 (a)(b)	4,545,000
	Dallas, Texas Area Rapid Transportation Sales Tax Rev (Senior Sub Lien — Series 2001) CP:
27,500,000	3.55% due 11/09/2006	27,500,000
45,000,000	3.55% due 12/01/2006	45,000,000
26,000,000	3.55% due 12/07/2006	26,000,000
	Dallas, Texas Independent School District VRDN:
4,465,000	(ROCS RR II R 6038) 3.60% due 08/15/2024 (a)	4,465,000
3,470,000	(ROCS RR II R 6069) 3.60% due 08/15/2024 (a)	3,470,000
22,295,000	Dallas, Texas Waterworks & Sewer System Rev (Eagle 20060109 CL-A) VRDN 3.61% due 10/01/2035 (a)(b)	22,295,000
5,090,000	Denton County, Texas (Putters — Series 675) VRDN 3.60% due 07/15/2010 (a)	5,090,000
	Denton, Texas Independent School District VRDN:
4,067,500	(Floaters — Series 951) 3.60% due 08/15/2033 (a)	4,067,500
3,000,000	(Series 2005-A) 3.61% due 08/01/2035 (a)	3,000,000
13,350,000	Dickinson, Texas Independent School District Municipal Securities Trust Rcpts (Series SGA-94) DDN 3.62% due 02/15/2028 (a)	13,350,000
6,000,000	Eagle Mountain & Saginaw, Texas School District Municipal Securities Trust Rcpts (Series — SGA-141) VRDN 3.63% due 08/01/2030 (a)(b)	6,000,000
12,000,000	Eagle Tax-Exempt Trust — Texas State Turnpike Auth (Series 02-6004) VRDN 3.61% due 08/15/2042 (a)(b)	12,000,000
14,500,000	Eclipse Funding Trust 2006-0020 (Solar Eclipse — Humble, Texas Independent School District) VRDN 3.59% due 02/15/2030 (a)	14,500,000
6,500,000	Eclipse Funding Trust 2006-0032 (Solar Eclipse — EL Paso County, Texas Hospital District) VRDN 3.59% due 08/15/2035 (a)	6,500,000
6,685,000	Eclipse Funding Trust 2006-0036 (Solar Eclipse — Comal, Texas Independent School District) VRDN 3.59% due 02/01/2033 (a)	6,685,000
13,960,000	Eclipse Funding Trust 2006-0040 (Solar Eclipse — Harris County, Texas) VRDN 3.59% due 08/15/2012 (a)	13,960,000
13,485,000	Eclipse Funding Trust 2006-0060 (Solar Eclipse — Dallas, Texas) VRDN 3.59% due 10/01/2013 (a)(b)	13,485,000
Texas — (continued)
$3,605,000	El Paso, Texas (Putters — Series 1042) VRDN 3.60% due 05/15/2013 (a)	$3,605,000
3,250,000	Fort Bend County, Texas IDC IDR (Aaton Rents Inc. Project) VRDN 3.72% due 01/01/2026 (a)	3,250,000
	Galena Park, Texas Independent School District VRDN:
6,750,000	(ROCS RR II R 2198) 3.60% due 08/15/2021 (a)	6,750,000
6,745,000	(ROCS RR II R 7523) 3.60% due 08/15/2021 (a)	6,745,000
2,800,000	Gulf Coast Waste Disposal Auth Texas Environmental Facilities Rev (Air Products Project) VRDN 3.67% due 12/01/2039 (a)	2,800,000
	Gulf Coast Waste Disposal Auth Texas Solid Waste Disposal Rev (Air Products Project) VRDN:
17,000,000	3.67% due 06/01/2034 (a)	17,000,000
12,500,000	3.67% due 03/01/2035 (a)	12,500,000
	Gult Coast Waste Disposal Auth Texas PCR (Amoco Oil Co.) DDN:
22,300,000	3.66% due 05/01/2023 (a)	22,300,000
35,900,000	3.66% due 07/01/2027 (a)	35,900,000
9,400,000	Gulf Coast Waste Disposal Auth Texas Solid Waste Disposal Rev (Waste Management Texas — Series A) VRDN 3.62% due 04/01/2019 (a)	9,400,000
47,820,000	Harris County, Texas GO (Series C) CP 3.60% due 11/09/2006	47,820,000
60,000,000	Harris County, Texas IDC Solid Waste Disposal Rev (Deer Park Refining Project) DDN 3.68% due 02/01/2023 (a)	60,000,000
16,000,000	Harris County, Texas Sales Tax Rev CP 3.55% due 011/01/2006	16,000,000
	Harris County, Texas Sports Auth Special Rev (Series Z-3) VRDN:
585,000	3.63% due 09/28/2025 (a)(b)	585,000
14,095,000	3.63% due 11/15/2025 (a)(b)	14,095,000
	Harris County, Texas VRDN:
5,575,000	(Eagle 20026012 CL-A) 3.61% due 08/15/2033 (a)	5,575,000
4,000,000	(Eagle 200600002 CL-A) 3.61% due 08/15/2030 (a)(b)	4,000,000
5,645,000	(Putters — Series 1099) 3.60% due 08/15/2009 (a)	5,645,000
5,335,000	Houston, Texas Independent School District (Putters — Series 1060) VRDN 3.60% due 08/15/2014 (a)(b)	5,335,000
29,500,000	Houston, Texas Independent School District (Schoolhouse) FXRDN 3.63% due 06/15/2007	29,500,000
6,290,000	Houston, Texas (Putters — Series 1151) VRDN 3.60% due 03/01/2013 (a)(b)	6,290,000
	Houston, Texas Utility System Rev VRDN:
6,455,000	(Putters — Series 669) 3.60% due 05/15/2012 (a)(b)	6,455,000
8,810,000	(ROCS RR II R 537) 3.60% due 05/15/2028 (a)(b)	8,810,000
6,590,000	(Series A) 3.60% due 05/25/2012 (a)(b)	6,590,000
	Houston, Texas Water & Sewer System Rev (Series A) CP:
17,500,000	3.55% due 12/07/2006	17,500,000
23,000,000	3.59% due 01/18/2007	23,000,000
21,200,000	3.59% due 02/01/2007	21,200,000
11,850,000	Humble, Texas Independent School District (ROCS RR II R 7007) VRDN 3.60% due 02/15/2025 (a)(b)	11,850,000

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    51

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
Texas — (continued)
$4,195,000	Hutto, Texas Independent School District (ROCS RR II R 436) VRDN 3.60% due 08/01/2037 (a)(b)	$4,195,000
5,040,000	Irving, Texas Independent School District (Putters — Series 782) VRDN 3.60% due 02/15/2013 (a)	5,040,000
6,200,000	Jewett, Texas EDC IDR (Nucor Corp. Project) VRDN 3.67% due 08/01/2038 (a)	6,200,000
33,700,000	Keller, Texas Independent School District Municipal Securities Trust Rcpts (SGA 111) VRDN 3.62% due 08/15/2030 (a)(b)	33,700,000
7,150,000	Killeen, Texas Waterworks & Sewer Rev (Putters — Series 542) VRDN 3.60% due 08/15/2011 (a)(b)	7,150,000
6,025,000	Lancaster, Texas Independent School District (Floaters — Series 1300) VRDN 3.60% due 02/15/2034 (a)(b)	6,025,000
2,700,000	Lehman Municipal Trust Receipts Various States (Floaters — Series 06 — K-69 — Regional D) VRDN 3.66% due 10/01/2026 (a)(b)	2,700,000
7,635,000	Liberty Hill, Texas Independent School District (Floaters — Series A) VRDN 3.60% due 01/27/2014 (a)	7,635,000
800,000	Longview, Texas Independent Corp. Rev (Collins Industry Inc. Project) VRDN 3.64% due 04/01/2009 (a)(b)	800,000
	Lower Colorado River, Texas Auth CP:
9,200,000	3.55% due 12/05/2006	9,200,000
7,600,000	3.60% due 12/05/2006	7,600,000
13,200,000	3.55% due 12/06/2006	13,200,000
9,100,000	(Series A) 3.63% due 12/04/2006	9,100,000
11,700,000	(Series A) 3.55% due 12/05/2006	11,700,000
12,600,000	(Series A) 3.60% due 12/05/2006	12,600,000
14,900,000	(Series A) 3.55% due 12/06/2006	14,900,000
3,270,000	Lower Colorado River Auth Texas Transmission Contract Rev (Putters — Series 623) VRDN 3.60% due 11/15/2009 (a)(b)	3,270,000
1,985,000	Mansfield, Texas Independent School District (Putters — Series 704) VRDN 3.60% due 02/15/2013 (a)(b)	1,985,000
2,300,000	Mesquite, Texas Independent Development Corp. Rev (Morrison Products) VRDN 3.64% due 01/10/2010 (a)	2,300,000
589,500	Montgomery County, Texas IDC IDR (Sawyer Research Products Inc.) VRDN 3.75% due 02/04/2015 (a)	589,500
	Montgomery County, Texas (ROCS RR II R 6092) VRDN:
4,245,000	(ROCS RR II R 6092) 3.60% due 03/01/2026 (a)(b)	4,245,000
3,875,000	(ROCS RR II R 7037) 3.60% due 03/01/2027 (a)	3,875,000
12,395,000	Municipal Securities Trust Certificate (Houston Independent School District) VRDN 3.65% due 01/09/2014 (a)(b)	12,395,000
	Municipal Securities Trust Certificate Class A VRDN:
13,460,000	(Series 105) 3.62% due 06/08/2020 (a)(b)	13,460,000
8,015,000	(Series 2001-13) 3.62% due 05/09/2017 (a)(b)	8,015,000
35,735,000	(Series 2001-123) 3.62% due 02/24/2009 (a)(b)	35,735,000
9,725,000	(Series 2001-141) 3.62% due 03/08/2017 (a)(b)	9,725,000
Texas — (continued)
	Municipal Securities Trust Certificates Class A (Houston, Texas Water — Series 2001-111) DDN:
$12,780,000	3.62% due 05/07/2019 (a)(b)	$12,780,000
6,000,000	3.62% due 05/17/2019 (a)	6,000,000
10,990,000	Municipal Securities Trust Certificates (Lower Colorado River Auth Texas — Series 9056) VRDN 3.63% due 07/21/2010 (a)(b)	10,990,000
3,400,000	North Center Texas Health Facilities Development Corp. Rev (Methodist Hospitals Dallas — Series B) DDN 3.64% due 10/01/2015 (a)	3,400,000
37,000,000	North Center Texas Health Facilities (Methodist Hospital — Series 98) CP 3.55% due 12/06/2006	37,000,000
1,295,000	North East Independent School District Texas (Putters — Series 390) VRDN 3.60% due 02/01/2012 (a)(b)	1,295,000
7,340,000	North Texas Municipal Water System Rev (ROCS RR II R 6074) VRDN 3.60% due 09/01/2026 (a)(b)	7,340,000
	North Texas Turnway Auth Dallas (North Turnways System Rev) VRDN:
9,900,000	(Eagle 20060028 CL-A) 3.61% due 01/01/2040 (a)(b)	9,900,000
11,800,000	(Eagle 7200500025 CL-A) 3.61% due 01/01/2035 (a)(b)	11,800,000
2,435,000	Northside, Texas Independent School District (ROCS RR II R 6071) VRDN 3.60% due 02/15/2025 (a)(b)	2,435,000
	Nueces River, Texas IDA PCR (San Miguel Electric Corp.) CP:
30,100,000	3.62% due 01/04/2007	30,100,000
47,100,000	3.60% due 01/08/2007	47,100,000
5,560,000	Pasadena, Texas (Putters — Series 1037) VRDN 3.60% due 02/15/2013 (a)(b)	5,560,000
2,975,000	Pflugerville, Texas (Putters — Series 594) VRDN 3.60% due 08/01/2023 (a)(b)	2,975,000
7,331,500	Pflugerville, Texas Independent School District (Floaters — Series 1058) VRDN 3.60% due 08/15/2018 (a)(b)	7,331,500
	Port Arthur, Texas Naval District IDC Exempt Facilities Rev (Air Products & Chemicals Project) VRDN:
20,000,000	(Air Products & Chemicals Project) 3.67% due 04/01/2035 (a)	20,000,000
22,500,000	(Air Products & Chemicals Project) 3.67% due 04/01/2037 (a)	22,500,000
10,000,000	(Atofina Project — Series B) 3.64% due 05/01/2038 (a)	10,000,000
15,000,000	(BASF Corp. Project—Series A) 3.65% due 05/01/2038 (a)	15,000,000
22,035,000	(Motiva Enterprises Project) 3.71% due 12/01/2027 (a)	22,035,000
48,000,000	Port Arthur, Texas Naval District IDC Exempt Facilities Rev (Air Products & Chemicals Project) DDN 3.67% due 02/01/2041 (a)	48,000,000
	Port Corpus Christi Auth Texas (Nueces County Solid Waste Disposal Rev — Flint Hills Resources) VRDN:
3,000,000	3.87% due 01/01/2030 (a)	3,000,000
25,000,000	(Series A) 3.88% due 07/01/2029 (a)	25,000,000

See Notes to Financial Statements.

52    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
Texas — (continued)
$40,000,000	Red River Educational Finance Corp. Texas Rev VRDN 3.58% due 03/15/2035 (a)	$40,000,000
4,540,000	Richardson, Texas (Putters — Series 872) VRDN 3.60% due 02/15/2013 (a)(b)	4,540,000
	San Antonio, Texas Electric & Gas Rev (ROCS RR II R 6064) VRDN:
7,000,000	(Putters — Series 1451) 3.60% due 02/01/2014 (a)(b)	7,000,000
5,800,000	(ROCS RR II R 6064) 3.60% due 02/01/2013 (a)(b)	5,800,000
5,160,000	San Antonio, Texas Municipal Drain Utility System Rev (ROCS RR II R 553) VRDN 3.60% due 02/01/2026 (a)(b)	5,160,000
34,550,000	San Antonio, Texas Water Rev (Eagle 720053010 CL-A) VRDN 3.61% due 05/15/2036 (a)(b)	34,550,000
10,000,000	Schertz/Seguin Local Government Corp. Texas Contract Rev (Floaters — Series 151) VRDN 3.67% due 02/01/2030 (a)(b)	10,000,000
7,790,000	Southeast, Texas Housing Finance Corp. S/F Mortgage Rev (Floaters — Series 1270) VRDN 3.63% due 03/01/2007 (a)(b)	7,790,000
15,655,000	Tarrant County, Texas Health Facilities Development Corp. Rev (Cumberland Rest Project) DDN 3.660% due 08/15/2032 (a)	15,655,000
35,970,000	Texas State Affordable Housing Corp. M/F Housing Rev (Floaters — Series 11) VRDN 3.60% due 03/01/2032 (a)(b)	35,970,000
5,000,000	Texas State Municipal Power Agency Rev (Putters — Series 1322) VRDN 3.60% due 03/01/2014 (a)(b)	5,000,000
11,435,000	Texas State Municipal Securities Trust Rcpts (Series SGA-92) DDN 3.62% due 08/01/2029 (a)(b)	11,435,000
5,800,000	Texas State Municipal Securities Trust Rcpts (Series SGB-58-A) VRDN 3.60% due 04/01/2035 (a)(b)	5,800,000
12,300,000	Texas State Public Finance Auth GO CP 3.55% due 12/12/2006	12,300,000
335,000,000	Texas State TRAN 4.50% due 08/31/2006	337,527,108
8,515,000	Texas State Turnpike Auth System Rev (Floaters — Series 1407) VRDN 3.60% due 08/15/2042 (a)(b)	8,515,000
6,000,000	Texas State Veterans Housing (Fund II — Series A) VRDN 3.63% due 06/01/2033 (a)	6,000,000
	Texas State VRDN:
22,000,000	(College Student Loan) 3.93% due 02/01/2009 (a)	22,000,000
20,520,000	(College Student Loan) 3.70% due 02/01/2011 (a)	20,520,000
5,080,000	(Eagle 720050055 CL-A) 3.61% due 04/01/2030 (a)(b)	5,080,000
9,970,000	(Floaters — Series 152) 3.67% due 08/01/2022 (a)(b)	9,970,000
3,300,000	(Putters — Series 1016) 3.60% due 04/01/2013 (a)(b)	3,300,000
6,025,000	(ROCS RRII R 4020) 3.60% due 10/01/2022 (a)(b)	6,025,000
11,050,000	Travis County, Texas (Floaters — Series 27-TP) VRDN 3.60% due 03/01/2026 (a)(b)	11,050,000
	Travis County, Texas Housing Finance Corp. S/F Mortgage Rev (Series 2001-1-I-1) FXRDN:
5,000	3.80% due 05/01/2007	5,000
6,200,000	4.00% due 05/01/2007	6,200,000
6,270,000	Trinity River Auth Texas Solid Waste Disposal Rev (Community Waste Disposal Project) VRDN 3.62% due 05/01/2021 (a)	6,270,000
Texas — (concluded)
$4,000,000	University of North Texas Rev VRDN 3.63% due 04/15/2034 (a)(b)	$4,000,000
11,245,000	University of Texas, University Rev (Merlots — B-14) VRDN 3.60% due 08/15/2022 (a)(b)	11,245,000
15,000,000	University of Texas Board Regents (Series 2002A) CP 3.63% due 01/18/2007	15,000,000
	Upper Trinity Regional Water District Texas Water Rev VRDN:
9,235,000	(Merlots — Series D-10) 3.60% due 08/01/2026 (a)(b)	9,235,000
2,875,000	(Putters — Series 579) 3.60% due 08/01/2012 (a)(b)	2,875,000
5,187,500	Victoria County, Texas Hospital Rev (Floaters — Series 959) VRDN 3.60% due 01/01/2016 (a)(b)	5,187,500
Utah 1.7%
9,975,000	Central Utah Water Conservancy District (Series F) VRDN 3.58% due 04/01/2027 (a)	9,975,000
90,000,000	Emery County, Utah PCR (Pacificorp Projects) DDN 3.65% due 11/01/2024 (a)	90,000,000
2,125,000	Logan City, Utah Rev (Integrated System Inc. — Series A) VRDN 3.72% due 06/01/2014 (a)	2,125,000
50,500,000	Murray City, Utah Hospital Rev (Health Services Inc. — Series C) DDN 3.65% due 05/15/2036 (a)	50,500,000
	Utah Transportation Auth Sales Tax Rev VRDN:
5,720,000	(Putters — Series 1107-B) 3.60% due 12/15/2013 (a)(b)	5,720,000
4,850,000	(ROCS RR II R 609) 3.61% due 06/15/2032 (a)(b)	4,850,000
	Utah Water Finance Agency Rev VRDN:
12,100,000	(Series A-4) 3.62% due 07/01/2029 (a)	12,100,000
7,450,000	(Series A-5) 3.62% due 10/01/2027 (a)	7,450,000
13,150,000	(Series A-6) 3.62% due 10/01/2030 (a)	13,150,000
12,000,000	(Series A-8) 3.62% due 07/01/2032 (a)	12,000,000
9,000,000	(Series A-9) 3.62% due 07/01/2034 (a)	9,000,000
12,400,000	(Series A-11) 3.62% due 07/01/2031 (a)	12,400,000
13,100,000	(Series A-12) 3.61% due 10/01/2035 (a)	13,100,000
8,000,000	(Series A-16) 3.61% due 07/01/2036 (a)	8,000,000
10,225,000	Weber County, Utah Hospital Rev (Health Services — Series B) VRDN 3.65% due 02/15/2032 (a)	10,225,000
Vermont — 0.1%
6,800,000	University of Vermont & State Agricultural College (Floaters — Series 1357) VRDN 3.60% due 10/01/2040 (a)(b)	6,800,000
5,694,000	Vermont Educational & Health Bldg Finance Agency Rev (Middlebury College Project — Series A) FXRDN 3.16% due 11/01/2006	5,694,000
8,895,000	Vermont State Student Assistance Corp. (Student Loan Rev) VRDN 3.66% due 01/01/2008 (a)	8,895,000
Virginia — 1.4%
7,000,000	Charles City County, Virginia EDA Solid Waste Disposal Rev (Waste Management Inc. Project — Series A) VRDN 3.62% due 02/01/2029 (a)	7,000,000
3,395,000	Hampton, Virginia IDA Exempt Facilities Rev (USA Waste of Virginia Landfills) VRDN 3.62% due 04/01/2013 (a)	3,395,000
17,710,000	Lexington, Virginia IDA Hospital Facilities Rev (Merlots — Series E-01) VRDN 3.62% due 07/01/2030 (a)(b)	17,710,000

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    53

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
Virginia — (concluded)
$2,250,000	Loudoun County, Virginia Water & Sewer Rev (ROCS RR II R 6511) VRDN 3.60% due 01/01/2024 (a)(b)	$2,250,000
	Morgan Keegan Municipal Products Inc. (Various Trust Rcpts — Housing Development Auth) VRDN:
6,755,000	(Series D) 3.66% due 12/01/2010 (a)(b)	6,755,000
11,500,000	(Series E) 3.60% due 12/01/2010 (a)(b)	11,500,000
21,495,000	Municipal Securities Trust Certificate Class A (Series 2001-159) VRDN 3.62% due 03/19/2015 (a)(b)	21,495,000
	Municipal Securities Trust Certificate (Virginia State Housing) VRDN:
11,745,000	(Series 271) 3.65% due 01/03/2013 (a)(b)	11,745,000
13,835,000	(Series 7019) 3.64% due 01/01/2033 (a)(b)	13,835,000
	Norfolk, Virginia IDA Pooled Finance (Sentara Health System Group) CP:
39,800,000	3.63% due 12/07/2006	39,800,000
38,000,000	3.52% due 12/14/2006	38,000,000
3,165,000	Portsmouth, Virginia (ROCS RR II R 6054) VRDN 3.60% due 04/01/2021 (a)(b)	3,165,000
	Virigina State Housing Development Auth VRDN:
5,325,000	(Merlots — Series B-16) 3.65% due 01/01/2031 (a)	5,325,000
13,000,000	(Merlots — Series B-18) 3.65% due 0701/2018 (a)(b)	13,000,000
3,240,000	(Merlots — Series B-19) 3.65% due 04/01/2033 (a)(b)	3,240,000
7,985,000	(Merlots — Series C-03) 3.65% due 01/01/2017 (a)(b)	7,985,000
Washington — 2.5%
3,050,000	Bellevue, Washington (Eagle 20041011 CL-A) VRDN 3.61% due 12/01/2043 (a)	3,050,000
4,475,000	Central Puget Sound Washington Regional Auth Sales & Use Tax Rev (Putters — Series 755) VRDN 3.60% due 11/01/2012 (a)	4,475,000
	Clark County, Washington Public Utility District VRDN:
10,900,000	(Merlots — Series A-03) 3.60% due 01/01/2010 (a)	10,900,000
5,000,000	(Merlots — Series A-116) 3.35% due 01/01/2020 (a)	5,000,000
5,525,000	Clark County, Washington (Putters — Series 540) VRDN 3.60% due 06/01/2012 (a)	5,525,000
26,745,000	Eagle Tax-Exempt Trust — Port of Seattle, Washington Passenger Facility Charge (Series 984705) VRDN 3.61% due 12/01/2019 (a)	26,745,000
	Goat Hill Property, Washington Lease Rev VRDN:
4,780,000	(Putters — Series 705) 3.60% due 12/01/2012 (a)	4,780,000
1,330,000	(ROCS RR II R 2173) 3.60% due 12/01/2023 (a)	1,330,000
3,485,000	Grant County, Washington Public Utility District Rev (ROCS RR II R 2039) VRDN 3.60% due 01/01/2019 (a)	3,485,000
	King County, Washington Sewer Rev VRDN:
16,700,000	(Series A) 3.55% due 12/12/2006 (a)	16,700,000
6,300,000	(Series B) 3.55% due 01/01/2036 (a)	6,300,000
	King County, Washington VRDN:
5,640,000	(Putters — Series 1015) 3.60% due 06/01/2013 (a)(b)	5,640,000
6,205,000	(ROCS RR II R 2119) 3.60% due 06/01/2021 (a)(b)	6,205,000
23,600,000	Municipal Securities Trust Certificate Class A (Washington State Motor Vehicle Fuel Sales Tax Rev — Series 2001-112) DDN 3.62% due 01/07/2021 (a)(b)	23,600,000
14,555,000	Municipal Securities Trust Certificate (Washington State Motor Vehicle Fuel — Series 2001-112) DDN 3.65% due 09/04/2014 (a)(b)	14,555,000
Washington — (continued)
	Pierce County, Washington School District VRDN:
$2,995,000	(Floaters — Series 1116) 3.60% due 12/01/2023 (a)(b)	$2,995,000
5,190,000	(Merlots — Series D-09) 3.60% due 12/01/2024 (a)(b)	5,190,000
6,415,000	(Putters — Series 950) 3.78% due 06/01/2013 (a)(b)	6,415,000
3,400,000	Port Bellingham, Washington IDC Rev (Wood Stone Corp. Project) VRDN 3.71% due 02/01/2027 (a)	3,400,000
10,945,000	Port Seattle, Washington Rev (ROCS RR II R 7015) VRDN 3.60% due 03/01/2022 (a)(b)	10,945,000
5,630,000	Port Tacoma, Washington Rev (Merlots — Series 123) VRDN 3.67% due 12/01/2008 (a)(b)	5,630,000
3,065,000	Seattle, Washington Housing Auth Rev (Wedfewood Estate Project) VRDN 3.64% due 09/01/2036 (a)	3,065,000
15,480,000	Seattle, Washington Municipal Light & Power Rev (Municipal Securities Trust Rcpts — Series SGA-85) DDN 3.62% due 10/01/2023 (a)	15,480,000
	Seattle, Washington Municipal Light & Power Rev VRDN:
28,225,000	(Merlots — Series A-56) 3.60% due 03/01/2015 (a)(b)	28,225,000
6,730,000	(Putters — Series 668) 3.60% due 08/01/2012 (a)(b)	6,730,000
18,500,000	Snohomish County, Washington Public Utility District (Electric Rev Municipal Securities Trust Rcpts — SGA-124) DDN 3.62% due 12/01/2024 (a)(b)	18,500,000
	Snohomish County, Washington Public Utility District VRDN:
5,200,000	(ROCS RR II R 6031) 3.60% due 12/01/2023 (a)(b)	5,200,000
7,420,000	(ROCS RR II R 6055) 3.60% due 12/01/2022 (a)(b)	7,420,000
5,715,000	Washington State Floating Certificate Trust — Austin Trust (Series 2002-C) GO VRDN 3.64% due 07/01/2023 (a)(b)	5,715,000
	Washington State VRDN:
15,985,000	(Floaters — Series 389) 3.60% due 07/01/2018 (a)	15,985,000
6,285,000	(Merlots — Series A-101) 3.60% due 07/01/2019 (a)(b)	6,285,000
12,500,000	(Merlots — Series B-09) 3.60% due 07/01/2023 (a)(b)	12,500,000
6,755,000	(Putters — Series 748) 3.60% due 01/01/2013 (a)(b)	6,755,000
8,605,000	(ROCS RR II R 4077) 3.60% due 07/01/2024 (a)(b)	8,605,000
7,785,000	(ROCS RR II R 6090) 3.60% due 07/01/2022 (a)(b)	7,785,000
5,650,000	Washington State EDF Auth Lease Rev (Merlots — Series D-08) VRDN 3.60% due 06/01/2025 (a)(b)	5,650,000
4,000,000	Washington State EDR Auth Solid Waste Disposal Rev (Waste Management Inc. Project — Series D) VRDN 3.62% due 07/01/2027 (a)	4,000,000
8,750,000	Washington State EDR EDR (Mount Ainstar Resort — Series C) DDN 3.74% due 10/01/2023 (a)	8,750,000
9,000,000	Washington State Health Care Facilities Auth Rev (ROCS RR II R 510 CE) VRDN 3.60% due 07/01/2038 (a)(b)	9,000,000
10,620,000	Washington State Housing Finance Community M/F Housing Rev (Country Club Apartments — Series A) DDN 3.72% due 08/01/2032 (a)	10,620,000
10,395,000	Washington State Housing Finance Community M/F Housing Rev (Merrill Gardens Renton — Series A) VRDN 3.67% due 12/01/2040 (a)	10,395,000
4,500,000	Washington State Housing Finance Community (Putters — Series 1335) VRDN 3.63% due 12/01/2009 (a)(b)	4,500,000

See Notes to Financial Statements.

54    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (continued)

Face Amount	Issue	Value (Note 1a)
Washington — (concluded)
$6,000,000	Washington State University Rev (ROCS RR II R 595) VRDN 3.61% due 10/01/2031 (a)	$6,000,000
West Virginia — 0.3%
2,350,000	Cabell County, West Virginia Bldg Community Rev (Pressley Ridge Schools Project) VRDN 3.65% due 08/01/2022 (a)	2,350,000
15,500,000	Putnam County, West Virginia Solid Waste Disposal Rev (Toyota Motor Manufacturing Project — Series A) VRDN 3.62% due 04/01/2030 (a)	15,500,000
10,685,000	West Virginia State Hospital Finance Auth Rev (Pallottine Health — Series A-1) VRDN 3.57% due 10/01/2033 (a)	10,685,000
4,985,000	West Virginia State (Putters — Series 1114) VRDN 3.60% due 06/01/2013 (a)(b)	4,985,000
3,855,000	West Virginia University Rev (Merlots — Series A-15) VRDN 3.60% due 04/01/2028 (a)(b)	3,855,000
2,386,000	West Virginia State Water Development Auth Rev (Floaters — Series 1360) VRDN 3.60% due 11/01/2035 (a)	2,386,000
Wisconsin — 4.6%
18,985,000	ABN-AMRO Muni Tops 2001-32 — Wisconsin State VRDN 3.61% due 05/01/2022 (a)	18,985,000
21,000,000	Appleton, Wisconsin Area School District TRAN 4.25% due 09/28/2007	21,121,256
15,000,000	Appleton, Wisconsin Redevelopment Auth Rev (Cities Per Arts — Series B) VRDN 3.63% due 06/01/2036 (a)	15,000,000
10,290,000	Eclipse Funding Trust 2006-0069 (Solar Eclipse — Wisconsin State Public Power Supply) VRDN 3.59% due 07/01/2035 (a)	10,290,000
6,000,000	Germantown, Wisconsin School District (Formly Germantown Village) TRAN 4.13% due 08/24/2007	6,024,785
400,000	Janesville, Wisconsin IDR (Lamson & Sessions Co. Project) VRDN 3.70% due 09/01/2007 (a)	400,000
3,165,000	Manitowoc, Wisconsin Electric Rev (ROCS RR II R 2177) VRDN 3.60% due 10/01/2024 (a)(b)	3,165,000
4,900,000	Menomonee Falls, Wisconsin School District TRAN 4.25% due 08/24/2007	4,923,515
10,000,000	Milwaukee, Wisconsin Redevelopment Auth Lease Rev (University Wisconsin — Kenilworth Project) VRDN 3.55% due 09/01/2040 (a)	10,000,000
	Milwaukee, Wisconsin Redevelopment Auth Rev VRDN:
19,855,000	(Cathedral Place Package Facilities Project) 3.62% due 05/01/2025 (a)	19,855,000
3,575,000	(Wisconsin Humane Society Inc. Project) 3.74% due 03/01/2019 (a)	3,575,000
14,670,000	Milwaukee, Wisconsin Redevelopment Auth Rev (YMCA — Milwaukee Project) DDN 3.69% due 07/01/2034 (a)	14,670,000
2,305,000	Sturtevant, Wisconsin IDR (Andis Co. Project — Series A) VRDN 3.69% due 12/01/2016 (a)	2,305,000
2,900,000	Wauwatosa, Wisconsin Housing Auth Rev (Hart Park Square Project) VRDN 3.70% due 03/01/2034 (a)	2,900,000
$12,745,000	West Allis, Wisconsin Rev (State Fair Park Exposition) VRDN 3.62% due 08/01/2028 (a)	$12,745,000
	Wisconsin State GO ECN CP:
34,945,000	(Series 2000-A) 3.56% due 11/01/2006	34,945,000
18,110,000	(Series 2000-B) 3.54% due 11/01/2006	18,110,000
18,245,000	(Series 2000-B) 3.62% due 01/22/2007	18,245,000
25,540,000	(Series 2000-C) 3.54% due 11/01/2006	25,540,000
9,793,000	(Series 2000-C) 3.60% due 12/04/2006	9,793,000
15,015,000	(Series 2002-A) 3.68% due 11/20/2006	15,015,000
13,860,000	(Series 2004-A) 3.54% due 11/03/2006	13,860,000
31,200,000	(Series 2004-A) 3.60% due 12/04/2006	31,200,000
26,975,000	(Series 2004-A) 3.52% due 12/07/2006	26,975,000
35,955,000	(Series 2004-A) 3.55% due 12/05/2006	35,955,000
20,000,000	(Series 2006-A) 3.56% due 12/06/2006	20,000,000
25,000,000	(Series 2006-A) 3.65% due 01/10/2007	25,000,000
	Wisconsin State Health & Educational Facilities Auth Rev DDN:
18,170,000	(Lutheran College Project) 3.69% due 06/01/2033 (a)	18,170,000
10,000,000	(Prohealth Inc. — Series B) 3.64% due 08/15/2030 (a)	10,000,000
1,930,000	(Riverview Hospital Assn) 3.69% due 10/01/2030 (a)	1,930,000
	Wisconsin State Health & Educational Facilities Auth Rev VRDN:
6,300,000	(Attic Angel Obligated) 3.60% due 11/01/2028 (a)	6,300,000
1,750,000	(Hospicecare Holdings Inc.) 3.59% due 05/01/2030 (a)	1,750,000
7,000,000	(Lutheran College Project) 3.69% due 09/01/2031 (a)	7,000,000
11,500,000	(Marshfield — Series B) 3.60% due 01/15/2036 (a)	11,500,000
18,450,000	(Meriter Hospital Inc. Project) 3.69% due 12/01/2032 (a)	18,450,000
12,000,000	(Oakwood Village) 3.59% due 03/01/2035 (a)	12,000,000
5,810,000	(St. John’s Community) 3.60% due 10/01/2022 (a)	5,810,000
20,000,000	Wisconsin Housing & EDA Home Ownership Rev (Series A) VRDN 3.63% due 09/01/2022 (a)	20,000,000
	Wisconsin State Petroleum Inspection Fee Rev Bonds CP:
46,000,000	3.54% due 11/03/2006	46,000,000
30,000,000	3.71% due 11/20/2006	30,000,000
16,300,000	3.52% due 12/07/2006	16,300,000
50,000,000	3.60% due 02/02/2007	50,000,000
	Wisconsin State VRDN:
8,945,000	(Putters — Series 531) 3.60% due 11/01/2012 (a)(b)	8,945,000
6,715,000	(Putters — Series 1268) 3.60% due 05/01/2020 (a)(b)	6,715,000
Wyoming — 0.1%
	Laramine County, Wyoming IDR (Cheyenne Light Fuel & Power Co.) VRDN:
5,000,000	(Series 97-A) 3.72% due 03/01/2027 (a)	5,000,000
3,500,000	(Series 97-B) 3.72% due 09/01/2021 (a)	3,500,000

Total Investments (Cost $14,963,104,130) — 99.2%	14,963,104,130
Other Assets Less Liabilities — 0.8%	115,128,177
Net Assets	$15,078,232,307

(a)	The interest rate is subject to change periodically based on a certain index. The rates shown are those in effect at October 31, 2006. For variable rate demand instruments, the next coupon date on which the interest is to be adjusted is deemed the maturity date for valuation.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At period end, the value of these securities amounted to $3,750,663,750 or 24.9% of net assets.

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    55

Merrill Lynch Institutional Tax-Exempt Portfolio
Schedule of Investments (concluded)

Portfolio Abbreviations for Master Institutional
Tax-Exempt Fund

Assn	Association
Auth	Authority
BAN	Bond Anticipation Notes
Bldg	Building
CP	Commercial Paper
DDN	Daily Demand Notes
ECN	Economic Commercial Notes
EDA	Economic Development Authority
EDC	Economic Development Corporation
EDR	Economic Development Revenue
EDF	Economic Development Financing
EFR	Environmental Facilities Revenue
FXRDN	Fixed Rate Demand Notes
GO	General Obligation
IBR	Industrial Building Revenue
IDA	Industrial Development Authority
IDB	Industrial Development Board
IDC	Industrial Development Corporation
IDR	Industrial Development Revenue
IFA	Industrial Finance Agency
IFC	Industrial Facilities Corporation
M/F	Multi-Family
Merlots	Municipal Extendible Receipts Liquidity Option Tender Securities
Muni	Municipal
PCR	Pollution Control Revenue
Putters	Puttable Tax-Exempt Receipts
RAN	Revenue Anticipation Notes
Rcpts	Receipts
Rev	Revenue
ROCS	Reset Option Certificates
S/F	Single Family
TRAN	Tax Revenue Anticipation Notes
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

56    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Merrill Lynch Institutional Tax-Exempt Portfolio
Statement of Assets and Liabilities
October 31, 2006

Assets:
Total investments, at amortized cost and value (Note 1a)	$14,963,104,130
Cash	13,032,979
Interest receivable	101,823,966
Receivable for investments sold	27,231,500
Total assets	15,105,192,575
Liabilities:
Advisory fee payable (Note 2)	659,629
Payable for investments purchased	26,237,022
Accrued expenses	63,617
Total liabilities	26,960,268
Net Assets applicable to investors’ interests	$15,078,232,307
Sources of Net Assets:
Net proceeds from capital contributions and withdrawals	$15,078,232,307

Merrill Lynch Institutional Tax-Exempt Portfolio
Statement of Operations
For the Six Months Ended October 31, 2006

Investment Income:
Interest and discount earned	$271,194,744
Expenses:
Investment advisory fee (Note 2)	3,761,531
Accounting and custodian services	156,534
Dividend and transfer agency fee	32,219
Total expense	3,950,284
Net investment income	267,244,460
Net realized gain from investment transactions	38,927
Net Increase in Net Assets Resulting From Operations	$267,283,387

See Notes to Financial Statements.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    57

Merrill Lynch Institutional Tax-Exempt Portfolio
Statement of Changes in Net Assets

	Six Months Ended October 31, 2006	Year Ended April 30, 2006
Increase in Net Assets:

Operations:
Net investment income	$267,244,460	$420,237,790
Net realized gain from investment transactions	38,927	105,454
Net increase in net assets resulting from operations	267,283,387	420,343,244

Capital Transactions:
Contributions from feeders	5,350,269,623	16,789,526,446
Withdrawals from feeders	(4,602,798,167)	(15,768,055,918)
Net increase in net assets from capital transactions	747,471,456	1,021,470,528
Net increase in net assets	1,014,754,843	1,441,813,772

Net Assets:
Beginning of period	14,063,477,464	12,621,663,692
End of period	$15,078,232,307	$14,063,477,464

Merrill Lynch Institutional Tax-Exempt Portfolio
Supplementary Data

	Six Months Ended October 31, 2006		Year Ended April 30,				For the Period January 14, 2002* to April 30, 2002
			2006	2005	2004	2003
Ratio of expenses to average net assets	.05	%(1)	.05%	.05%	.05%	.05%	.05	%(1)
Ratio of net investment income to average net assets	3.55	%(1)	2.82%	1.56%	1.01%	1.36%	1.47	%(1)
Net Assets, end of period (000)	$15,078,232		$14,063,477	$12,621,664	$11,025,429	$8,187,221	$4,474,011

(1)	On an annualized basis.

*	Commencement of Operations.

See Notes to Financial Statements.

58    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Master Institutional Money Market Trust
Notes to Financial Statements

1. Significant Accounting Policies

Master Institutional Money Market Trust (the “Master Trust”) is organized as a statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Declaration of Trust permits the Trustees to issue unlimited beneficial interests in the Master Trust. Beneficial interests in the Master Trust are issued solely in private placement transactions to accredited investors. The Master Trust consists of three series, Merrill Lynch Premier Institutional Portfolio, Merrill Lynch Institutional Portfolio, and Merrill Lynch Institutional Tax-Exempt Portfolio, (collectively, the “Master Funds”).

The Master Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Master Trust in conformity with accounting principles generally accepted in the United States of America.

(a) The value of the Premier Institutional Portfolios’ and Institutional Portfolios’ securities is determined on the basis of fair value as determined in good faith by the Board of Trustees (the “Trustees”) of the Master Trust. In determining fair value, securities for which market quotations are readily available are valued at market value. Other securities, if any, are valued at their fair value in the best judgement of BlackRock Advisors, LLC under procedures established by, and under the supervision of, the Trustees. Securities with remaining maturities of 60 days of less are valued by use of the amortized cost method. Master Institutional Tax-Exempt portfolio securities are carried at amortized cost which approximates market value.

For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is deemed to be the demand notice payment period.

(b) The Master Funds are treated as partnerships for Federal tax purposes. No provision is made by the Master Funds for federal of state taxes on any taxable income of the Master Funds because each investor in the Master Funds is ultimately responsible for the payment of any taxes. Since the Master Funds’ investors are regulated investment companies that invest substantially all of their assets in the Master Funds, the Master Funds normally must satisfy the applicable source of income and diversification requirements under the Internal Revenue Code in order for their respective investors to satisfy them.

(c) Realized gains and losses on investments are computed on the basis of identified cost of the security sold.

(d) Security transactions are accounted for on the date the securities are purchased or sold (the trade date). Interest income (after adjustments for amortization of premium or accretion of discount) is recorded as earned.

(e) Repurchase agreements — The Premier Institutional Portfolio and the Institutional Portfolio (the “Funds”) invest in U.S. Government & Agency securities pursuant to repurchase agreements with member banks of the Federal Reserve System of primary dealers in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Funds take possession of the underlying securities, marks to market such securities daily and, if necessary, receives additional securities to ensure that the contract is adequately collateralized.

(f) Securities lending — The Premier Institutional Portfolio and Institutional Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund on the next business day. Where the Funds receive securities as collateral for the loaned securities, they collect a fee from the borrower. The Funds typically receive the income on the loaned securities but do not receive the income on the collateral. Where the Funds receive cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Funds may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Fees and Other Transactions with Affiliates

On September 29. 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. (“Merrill Lynch”) combined Merrill Lynch’s investment management business Merrill Lynch Investment Managers, L.P. and its affiliates, including Fund Asset Management, L.P. (“FAM”), with BlackRock, Inc. to create a new independent company. Merrill Lynch has approximately a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. (“PNC”) has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On July 31, 2006, shareholders of Premier Institutional Portfolio, followed on August 31, 2006, by shareholders of Institutional Portfolio and Institutional Tax-Exempt Portfolio approved a new investment advisory agreement with BlackRock Advisors, Inc. (“BlackRock”), an indirect, wholly owned

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)    59

Master Institutional Money Market Trust
Notes to Financial Statements (concluded)

subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new investment advisory agreement between the Master Trust, on behalf of each Master Fund, and BlackRock became effective on September 29, 2006. Prior to September 29, 2006, FAM was the investment adviser for the Master Funds. The General Partner of FAM is Princeton Services, Inc. (“PSI”), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner of PSI.

BlackRock manages each Master Fund’s investments subject to the oversight of The Board of Trustees of The Master Trust. Each Master Fund pays BlackRock a fee at the annual rate of 0.05% of average daily net assets. Effective May 13, 2005, FAM agreed to voluntarily waive a portion of the advisory fee for the Master Premier Institutional Fund. BlackRock has voluntarily agreed to continue this waiver, but may discontinued it in whole or in part at any time without notice.

Effective September 29, 2006, BlackRock has with respect to each Master Fund entered into a sub-advisory agreement with BlackRock Institutional Management Corporation (the “Sub-Adviser”), an affiliate, under which BlackRock pays the Sub-Adviser for the services it provides to the Master Funds a fee equal 59% of the advisory fee BlackRock receives from each Master Fund. The Sub-Adviser is responsible for the day-to-day management of the Master Funds. For the period September 30, 2006 to October 31, 2006, the Sub-Adviser received fees of $128,854 for the Premier Institutional Portfolio, $1,671,427 for the Institutional Portfolio, and $1,556,723 for the Institutional Tax-Exempt Portfolio.

The Funds have received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a subsidiary of ML&Co., or its affiliates. As of October 31, 2006, the Master Premier Institutional Fund and the Master Institutional Fund did not have any securities on loan to MLPF&S or its affiliates. Pursuant to that order, the Funds have also retained BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC (“MLIM LLC”), an affiliate of FAM, and MLIM was the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by BIM or in registered money market funds advised by BlackRock or it affiliates. For the six months ended October 31, 2006, MLIM, LLC and BIM received $22,392 in securities lending agent fees from the Master Premier Institutional Fund.

All officers and certain trustees of the Trust are affiliated with BlackRock, Inc.

60    MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES    OCTOBER 31, 2006 (Unaudited)

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Institutional Money Market Trust (the “Master Trust”) met in August 2006 to consider approval of the investment advisory agreement between the Trust, on behalf of each of Merrill Lynch Premier Institutional Portfolio, Merrill Lynch Institutional Portfolio and Merrill Lynch Institutional Tax-Exempt Portfolio (each, a “Portfolio”), and Fund Asset Management, L.P. (“FAM”), each Portfolio’s investment adviser at that time. The Board of Trustees of Merrill Lynch Funds for Institutions Series (the “Trust”) also met in August 2006 to consider approval of a separate investment advisory agreement between the Trust, on behalf of each of Merrill Lynch Treasury Fund (“Treasury Fund”) and Merrill Lynch Government Fund (“Government Fund”), and FAM, the investment adviser of Treasury Fund and Government Fund at that time.

Merrill Lynch Premier Institutional Fund (“Premier Institutional Fund”), Merrill Lynch Institutional Fund (“Institutional Fund”) and Merrill Lynch Institutional Tax-Exempt Fund (“Institutional Tax-Exempt Fund”) (along with Treasury Fund and Government Fund, each a series of the Trust and a “Fund”) each invests all its assets in the corresponding Portfolio of the Master Trust. All investments for each of these three Funds are made at the Master Trust level. The Board of Trustees of the Trust also considered approval of each Portfolio’s investment advisory agreement.

Activities and Composition of the Boards of Trustees

All but one member of each Board is an independent trustee whose only association with FAM or other Merrill Lynch affiliates was as a trustee of the Trust and the Master Trust and as a trustee or director of certain other funds advised by FAM or its affiliates. The Chairman of each Board is an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the pertinent Board’s Audit Committee, and the independent trustees meet in executive session at each in-person Board meeting. Each Board and each Board’s Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees’ request.

FAM Investment Advisory Agreements — Matters Considered by the Boards

Every year, each Board reviews and considers approval of the Master Trust’s investment advisory agreement on behalf of each Portfolio, and the Board of the Trust also reviews and considers approval of the Trust’s separate investment advisory agreement on behalf of each of Treasury Fund and Government Fund. Each Board assesses the nature, scope and quality of the services provided to each pertinent Fund/Portfolio by the personnel of the investment adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the pertinent Funds/Portfolios by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the investment adviser and its affiliates. Among the matters considered, as pertinent, are: (a) fees (in addition to management fees) paid to the investment adviser and its affiliates by each pertinent Fund/Portfolio, such as transfer agency fees and fees for marketing and distribution; (b) Fund/Portfolio operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund’s/Portfolio’s investment objective, policies and restrictions, and the Trust’s/Master Trust’s compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the investment adviser and its affiliates.

Each Board noted its view of FAM as one of the most experienced global asset management firms and considered the overall services provided by FAM to be of high quality. Each Board also noted its view of FAM as financially sound and well managed and noted FAM’s affiliation with one of America’s largest financial firms. Each Board works closely with the investment adviser in overseeing the investment adviser’s efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the investment adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Boards

In the period prior to the Board meeting to consider renewal of the pertinent investment advisory agreements, each Board requests and receives materials specifically relating to each pertinent investment advisory agreement. These materials are prepared separately for each Fund/Portfolio and include (a) information compiled by Lipper Inc. (“Lipper”) on the fees and expenses and the investment performance of the Fund/Portfolio as compared to a comparable group of funds as classified by Lipper, (b) a discussion by the Fund’s/Portfolio’s portfolio management team regarding investment strategies used by the Fund/Portfolio during its most recent fiscal year; (c) information on the profitability to the investment adviser and its affiliates of the investment advisory agreement and certain other relationships with the Fund and/or the Portfolio; and (d) information provided by the investment adviser concerning investment advisory fees charged to other clients, such as retail and institutional funds, under a similar investment mandate. Each Board also considers other matters it deems important to the approval process, such as payments made to the investment adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund/Portfolio portfolio holdings, allocation of Fund/Portfolio brokerage fees, and direct and indirect benefits to the investment adviser and its affiliates

Disclosure of Investment Advisory Agreement

from their relationship with the Fund and/or Portfolio. Neither Board identified any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the investment advisory agreement between the Master Trust, on behalf of each Portfolio, and FAM, and the separate investment advisory agreements between the Trust, on behalf of each of Treasury Fund and Government Fund, and FAM (the “FAM Investment Advisory Agreements”) in August 2006, the independent trustees’ and the Boards’ review included the following:

Services Provided by the Investment Adviser — Each Board reviewed the nature, extent and quality of services provided by FAM, including the management services and the resulting performance of each pertinent Fund/Portfolio. Each Board focused primarily on FAM’s investment advisory services and the Fund’s/Portfolio’s investment performance. Each Board compared Fund/Portfolio performance — both including and excluding the effects of the Fund’s/Portfolio’s fees and expenses — to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, each Board attaches more importance to performance over relatively long periods of time, typically three to five years.

According to Lipper’s ranking of funds in the Government and Agencies Institutional Current Median (for Government Fund), the Treasury Institutional Current Median (for Treasury Fund), the First Tier Institutional Current Median (for Institutional Fund and Premier Institutional) and the Tax Free National Institutional Current Median (for Institutional Tax-Exempt Fund), for the period ended May 31, 2006, the performance of the Funds after fees and expenses ranked as follows:

Fund	Quintile 1 Year	Quintile 3 Years	Quintile 5 Years
Government Fund	2	2	1
Treasury Fund	2	1	1
Institutional Fund	3	2	2
Premier Institutional Fund	2	1	1
Institutional Tax-Exempt Fund	1	1	1

Each Board concluded, for each pertinent Fund/Portfolio, that the nature and quality of the services provided supported the continuation of the corresponding FAM Investment Advisory Agreement.

FAM’s Personnel and Investment Process — Each Board reviewed each pertinent Fund’s/Portfolio’s investment objectives and strategies. Each Board discussed with FAM’s senior management responsible for investment operations and the senior management of FAM’s money market investing group the strategies being used to achieve the stated objectives. Among other things, the Boards considered the size, education and experience of FAM’s investment staff, its use of technology, and FAM’s approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviewed FAM’s compensation policies and practices with respect to each Fund’s/Portfolio’s portfolio manager. The Boards also, as pertinent, considered the experience of Mr. Walsh, portfolio manager at that time of Premier Institutional Fund and Institutional Fund; Mr. Ng, portfolio manager of Government Fund and Treasury Fund; and Mr. Schiatta, portfolio manager of Institutional Tax-Exempt Fund. The Boards considered the extensive experience of FAM and its investment staff in analyzing and managing the types of investments used by the Funds/Portfolios. The Boards concluded that each Fund/Portfolio benefits from that experience.

Management Fees and Other Expenses — Each Board reviews each pertinent Fund’s/Portfolio’s contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels — the actual rate includes advisory and administrative service fees and the effects of any fee waivers — compared to the other funds considered comparable by Lipper. Each Board also compares each pertinent Fund’s/Portfolio’s total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by FAM to other types of clients with similar investment mandates, including retail funds, retail insurance funds, retail offshore funds, institutional funds and institutional offshore funds. The Boards noted that, as a general matter, the fees charged to each Fund were comparable to fees charged to other institutional clients or, in some cases, were higher, but determined that FAM generally provided less extensive services to institutional clients. The Boards also noted that the fees charged to the retail funds were higher than the fees being charged to the Funds. The Boards noted that, with respect to Premier Institutional Fund, the contractual and actual management fee rates, as well as the total expenses, were lower than the median fees and expenses charged by comparable funds, as determined by Lipper. With respect to each of Institutional Fund and Institutional Tax-Exempt Fund, the Boards noted that while the contractual management fee rate was lower than the fee rate charged by comparable funds, the actual management fee rate and total expenses were higher than those charged by such comparable funds. With respect to Government Fund, the Boards noted that the contractual management fee rate was at the median of the fee rate charged by comparable funds and the actual management fee rate and total expenses were lower than those charged by such comparable funds. With respect to Treasury Fund, the Boards noted that the contractual and actual management fees rates, as well as the total expenses, were higher than the median fees and expenses charged by comparable funds. The Boards noted that FAM had agreed to continue its voluntary waiver of a portion of the management fees for Premier Institutional Fund, Government Fund and Treasury Fund. Each Board concluded that each pertinent Fund’s/Portfolio’s management fee rate and overall expense ratio (including waivers, as applicable) were reasonable compared to those of other comparable funds.

Disclosure of Investment Advisory Agreement

Profitability — Each Board considers the cost of the services provided to each pertinent Fund/Portfolio by the investment adviser and the investment adviser’s and its affiliates’ profits relating to the management and distribution of the Fund/Portfolio and the funds advised by the investment adviser and its affiliates. As part of its analysis, each Board reviewed FAM’s methodology in allocating its costs to the management of each Fund/Portfolio and concluded that there was a reasonable basis for the allocation. Each Board concluded that the profits of FAM and its affiliates were acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale — Each Board considered the extent to which economies of scale might be realized as the assets of each pertinent Fund/Portfolio increase and whether there should be changes in the management fee rate or structure in order to enable the Fund/Portfolio to participate in these economies of scale. The Boards noted that the management fee schedules of Government Fund and Treasury Fund include breakpoints that reduce the management fee rate as the Fund’s assets increase above certain levels. Each Board determined that the management fee structure of each pertinent Fund/Portfolio was reasonable and that no changes were currently necessary.

Conclusion

After the independent trustees of the Master Trust and the independent trustees of the Trust deliberated in executive session, each entire Board, including all of the independent trustees, approved the renewal of each pertinent existing FAM Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

New BlackRock Investment Advisory Agreement — Matters Considered by the Boards

In connection with the combination of Merrill Lynch’s investment advisory business, including Fund Asset Management, L.P. (the “Previous Investment Adviser”), with that of BlackRock, Inc. (“BlackRock”) to create a new independent company (“New BlackRock”) (the “Transaction”), the Board of Trustees of the Master Trust considered and approved a new investment advisory agreement between the Master Trust, on behalf of each Portfolio, and BlackRock Advisors, LLC (“BlackRock Advisors”). Because Premier Institutional Fund, Institutional Fund and Institutional Tax-Exempt Fund each is a feeder fund that invests all of its assets in the corresponding Portfolio, the Board of Trustees of the Trust also considered the BlackRock investment advisory agreement for the Master Trust. The shareholders of Premier Institutional Fund, Institutional Fund and Institutional Tax-Exempt Fund subsequently approved the Master Trust’s BlackRock investment advisory agreement and the new investment advisory agreement became effective on September 29, 2006, replacing the Master Trust’s investment advisory agreement with the Previous Investment Adviser.

In addition, in connection with the Transaction, the Board of Trustees of the Trust considered and approved new separate investment advisory agreements between the Trust, on behalf of each of Treasury Fund and Government Fund, and BlackRock Advisors (together with the Master Trust’s new advisory agreement, the “BlackRock Investment Advisory Agreements”). The shareholders of Treasury Fund and Government Fund subsequently approved the corresponding BlackRock Investment Advisory Agreement and the new investment advisory agreements became effective on September 29, 2006, replacing the Trust’s investment advisory agreements with the Previous Investment Adviser (together with the Master Trust’s investment advisory agreement with the Previous Investment Adviser, the “Previous Investment Advisory Agreements”).

The Boards discussed each pertinent BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Boards, including the independent trustees, approved each pertinent BlackRock Investment Advisory Agreement at an in-person meeting held on May 10, 2006.

To assist each Board in its consideration of the pertinent BlackRock Investment Advisory Agreements, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. Each Board’s independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreements. The additional information was provided in advance of the May 10, 2006 meetings. In addition, the independent trustees consulted with their counsel and counsel for the Master Trust and the Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board’s deliberations.

At each Board meeting, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock’s general plans and intentions regarding the Master Trust, the Trust and the Portfolios/Funds. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreements.

Disclosure of Investment Advisory Agreement

In connection with each Board’s review of each pertinent BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the Boards about a variety of matters. The advice included the following, among other matters:

•	that there was not expected to be any diminution in the nature, quality and extent of services provided to the Master Trust/Trust, the Portfolios/Funds and the Funds’ shareholders by BlackRock Advisors, including compliance services;

•	that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

•	that the Master Trust/Trust and the Portfolios/Funds were expected to benefit from having access to BlackRock’s state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name;

•	that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of each Board, as pertinent, before making any changes;

•	that BlackRock and Merrill Lynch would enter into an agreement, for an initial three year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Funds as investment products;

•	that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Funds as was currently being provided to the Previous Investment Adviser and that other arrangements between the Previous Investment Adviser and Merrill Lynch sales channels would be preserved;

•	that each Fund would have access to BlackRock’s network of third party brokers, retirement plan platforms and registered investment advisers;

•	that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the “1940 Act”) in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

•	that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

•	the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

•	the potential for expanding distribution of Fund shares through improved access to third party distribution;

•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

•	the compliance policies and procedures of BlackRock Advisors;

•	the terms and conditions of each BlackRock Investment Advisory Agreement, including the fact that the schedule of the corresponding Fund’s/Portfolio’s total advisory and, as applicable, administrative fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

•	that in August 2005, each Board had performed a full annual review of each pertinent Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund/Portfolio; and that the advisory and/or management fees paid by the Fund/Portfolio, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. (“Lipper”), and such other matters as the trustees had considered relevant in the exercise of their reasonable judgment; and

•	that Merrill Lynch had agreed to pay all expenses of each Fund/Portfolio and the Trust/Master Trust in connection with the Board’s consideration of the pertinent BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result each Fund/Portfolio and the Trust/Master Trust would bear no costs in obtaining shareholder approval of the pertinent BlackRock Investment Advisory Agreement.

Disclosure of Investment Advisory Agreement

Certain of these considerations are discussed in more detail below.

In its review of each pertinent BlackRock Investment Advisory Agreement, each Board assessed the nature, quality and scope of the services to be provided to the Fund/Portfolio and the Trust/Master Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of each pertinent BlackRock Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund/Portfolio and the Trust/Master Trust; (b) Fund/Portfolio and Trust/Master Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund’s/Portfolio’s investment objective, policies and restrictions, and the Trust’s/Master Trust’s compliance with its Code of Ethics and BlackRock Advisors’ compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Previous Investment Advisory Agreements, each Board had requested and received materials specifically relating to each pertinent Previous Investment Advisory Agreement. For each Fund/Portfolio, these materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund/Portfolio as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund’s/Portfolio’s portfolio management team on investment strategies used by the Fund/Portfolio during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund/Portfolio and the Trust/Master Trust; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of the Fund’s/Portfolio’s portfolio holdings and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund/Portfolio and the Trust/Master Trust.

In its deliberations, each Board considered information received in connection with its most recent approval of the continuance of the pertinent Previous Investment Advisory Agreements, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the pertinent BlackRock Investment Advisory Agreements. None of the trustees identified any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. Each Board, including a majority of the Board’s independent trustees, concluded that the terms of each pertinent BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund/Portfolio and the Trust/Master Trust, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided — Each Board, as pertinent, reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of each Fund/Portfolio, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Previous Investment Adviser’s investment advisory services and the investment performance of the Fund/Portfolio, but also considered certain areas in which both the Previous Investment Adviser and the Fund/Portfolio received services as part of the Merrill Lynch complex. Each Board compared the Fund’s/Portfolio’s performance — both including and excluding the effects of fees and expenses — to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indices. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser’s investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreements, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect each pertinent Fund/Portfolio and the Trust/Master Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund/Portfolio or the Trust/Master Trust.

Each Board was given information with respect to the potential benefits to each pertinent Fund/Portfolio, the Trust/Master Trust and Fund shareholders from having access to BlackRock’s state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions® brand name.

Each Board was advised that, as a result of Merrill Lynch’s equity interest in BlackRock after the Transaction, each Fund/Portfolio and the Trust/Master Trust would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and was advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch

Disclosure of Investment Advisory Agreement

and of BlackRock, each Board determined that the nature and quality of services to be provided to each pertinent Fund/Portfolio under the corresponding BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the corresponding Previous Investment Advisory Agreement. It was noted, however, that changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, each Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to each pertinent Fund/Portfolio under the corresponding BlackRock Investment Advisory Agreement.

Costs of Services Provided and Profitability — It was noted that, in conjunction with the most recent review of the Previous Investment Advisory Agreements, each Board had received, among other things, a report from Lipper comparing each pertinent Fund’s/Portfolio’s fees and expenses to those of a peer group selected by Lipper and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed each pertinent Fund’s/Portfolio’s contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels — the actual rate includes advisory and administrative service fees and the effects of any fee waivers — compared to the other funds in the Fund’s/Portfolio’s Lipper category. Each Board also compared the Fund’s/Portfolio’s total expenses to those of comparable funds. The information showed that each Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Board concluded that each pertinent Fund’s/Portfolio’s management fee and fee rate and overall expense ratio are reasonable compared to those of comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreements, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. The Trust’s Board noted that in addition to the pertinent BlackRock Investment Advisory Agreements, it was considering, on behalf of each of Premier Institutional Fund, Institutional Fund and Institutional Tax-Exempt Fund, a new administration agreement with BlackRock Advisors as administrator to replace the Trust’s administration agreement on behalf of these three Funds under which the Previous Investment Adviser was serving as administrator. Based on each Board’s review of the materials provided, and the fact that the pertinent BlackRock Investment Advisory Agreements and, where applicable, the new administration agreement are substantially similar to the corresponding previous agreements in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict with certainty New BlackRock Advisors’ profitability from its relationship with the Funds/Portfolios and the Trust/Master Trust.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock’s profitability with respect to its relationship with the Funds/Portfolios and the Trust/Master Trust. The trustees noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale — Each Board considered the extent to which economies of scale might be realized as the assets of each Fund/Portfolio and the Trust/Master Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Funds/Portfolios and the Trust/Master Trust to participate in these economies of scale. Each Board determined that changes were not currently necessary and that each pertinent Fund/Portfolio appropriately participated in these economies of scale.

In reviewing the Transaction, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that each BlackRock Investment Advisory Agreement was substantially similar to the corresponding Previous Investment Advisory Agreement in all material respects, including the rate of compensation, and the fact that the Trust’s proposed new administration agreement with BlackRock Advisors was also substantially similar to the administration agreement then in effect, each Board determined that as a result of the Transaction, each pertinent Fund’s/Portfolio’s total advisory and, if applicable, administrative fees would be no higher than the fees under the corresponding Previous Investment Advisory Agreement and administration agreement. Each Board noted that in conjunction with the most recent deliberations concerning the Previous Investment Advisory Agreements, the trustees had determined that the total fees for advisory and administrative services for each Fund/Portfolio and the Trust/Master Trust were reasonable in light of the services provided. It was noted that in conjunction with the most recent review of the Previous Investment Advisory Agreements, the Boards had received, among other things, a report from Lipper comparing the fees, expenses and performance of each Fund/Portfolio to those of a peer group selected by Lipper and information as to the fees charged by the Previous Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that because the rates for advisory and, if applicable, administrative fees for each pertinent Fund/Portfolio would be no higher than the fee rates in effect at the

Disclosure of Investment Advisory Agreement

time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits — In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreements, each Board considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreements. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreements, and their discussions with management of the Previous Investment Adviser and BlackRock, the Boards determined that BlackRock Advisors’ fall- out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. Each Board noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that the Boards would continue to evaluate them going forward.

Investment Performance — Each Board considered investment performance for the pertinent Funds/Portfolios. Each Board compared the performance of each pertinent Fund/Portfolio — both including and excluding the effects of fees and expenses — to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indices. The comparative information received from Lipper showed Fund/Portfolio performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser’s investment goals, each Board attaches more importance over relatively long periods of time, typically three to five years. Each Board believed each pertinent Fund’s/Portfolio’s performance was satisfactory. Also, each Board took into account the investment performance of funds advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock’s considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Funds/Portfolios.

Conclusion — After the independent trustees of the Trust and the independent trustees of the Master Trust deliberated in executive session, each entire Board, including the independent trustees, approved each pertinent BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving each pertinent BlackRock Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two year period.

New BlackRock Sub-Advisory Agreements — Matters Considered by the Boards

At an in-person meeting held on August 24–25, 2006, the Boards, including the independent trustees, discussed and approved the sub-advisory agreements with respect to each of the Master Trust and the Trust (the “BlackRock Sub-Advisory Agreements”) between BlackRock Advisors and BlackRock Institutional Management Corporation, an affiliate of BlackRock Advisors (the “Sub-Adviser”). The BlackRock Sub-Advisory Agreements became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreements became effective.

Pursuant to the BlackRock Sub-Advisory Agreements, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from each Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund/Portfolio or Trust/Master Trust expenses as a result of the BlackRock Sub-Advisory Agreements.

In approving the pertinent BlackRock Sub-Advisory Agreement at the August in-person meeting, each Board reviewed its considerations in connection with its approval of the pertinent BlackRock Investment Advisory Agreements in May 2006. The Boards relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreements. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreements, each Board noted the fact that BlackRock Advisors and the Sub-Adviser each have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of each Fund’s/Portfolio’s and the Trust’s/Master Trust’s operations and administration, and the Sub-Adviser provides advisory services to each Fund/Portfolio and is responsible for the day-to-day management of each Fund’s/Portfolio’s portfolio under the pertinent BlackRock Sub-Advisory Agreement. The Boards also took into account the fact that there is no increase in total advisory fees paid by the Funds/Portfolios or the Trust/Master Trust as a result of the BlackRock Sub-Advisory Agreements. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by each Fund to BlackRock Advisors.

After the independent trustees of the Master Trust and the independent trustees of the Trust deliberated in executive session, each entire Board, including the independent trustees, approved the pertinent BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.

Proxy Results

During the six-month period ended October 31, 2006, Merrill Lynch Premier Institutional Fund, Merrill Lynch Institutional Fund, Merrill Government Fund, Merrill Lynch Treasury Fund and Merrill Lynch Institutional Tax-Exempt Fund shareholders voted on the following proposals. Proposals 1 and 3 were approved for Merrill Lynch Premier Institutional, Merrill Government Fund and Merrill Lynch Treasury Funds at a shareholders’ meeting on July 31, 2006. Proposals 1 and 3 were approved for Merrill Lynch Institutional Fund and Merrill Lynch Institutional Tax-Exempt Fund at a shareholders’ meeting on August 31, 2006. A description of the proposals and number of shares voted were as follows:

Merrill Lynch Premier Institutional Fund

		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	To approve a new investment advisory agreement with BlackRock Advisors, Inc.	7,754,743,405	323,063,363	606,724,658
3.	To approve a contingent subadvisory agreement with BlackRock Advisors, Inc.	7,737,416,329	327,259,528	619,855,569

Merrill Lynch Institutional Fund

		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	To approve a new investment advisory agreement with BlackRock Advisors, Inc.	6,549,045,812	154,531,527	408,065,181
3.	To approve a contingent subadvisory agreement with BlackRock Advisors, Inc.	6,512,548,707	178,373,779	420,720,035

Merrill Lynch Government Fund

		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	To approve a new investment advisory agreement with BlackRock Advisors, Inc.	1,316,902,348	12,430,368	8,322,412
3.	To approve a contingent subadvisory agreement with BlackRock Advisors, Inc.	1,317,478,748	11,517,861	8,658,520

Merrill Lynch Treasury Fund

		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	To approve a new investment advisory agreement with BlackRock Advisors, Inc.	763,738,500	7,391,641	5,134,369
3.	To approve a contingent subadvisory agreement with BlackRock Advisors, Inc.	763,745,562	7,391,641	5,127,307

Merrill Lynch Institutional Tax-Exempt Fund

		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	To approve a new investment advisory agreement with BlackRock Advisors, Inc.	6,824,912,760	247,345,645	816,913,178
3.	To approve a contingent subadvisory agreement with BlackRock Advisors, Inc.	6,828,616,226	241,920,239	818,635,118

TRUSTEES AND OFFICERS

Name, Address & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Funds Overseen	Public Directorships
Interested Trustee
Robert C. Doll, Jr.* P.O. Box 9011 Princeton, NJ 08543-9011 Age: 52	President and Director	President and Director since 2005
Vice Chairman and Director of BlackRock and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006; President of the Merrill Lynch Investment Managers, L.P. (“MLIM”)/Fund Asset Management L.P. (“FAM”) advised funds from 2005 to 2006; President and Chief Investment Officer of MLIM and FAM from 2001 to 2006; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services“) and President of Princeton Administrators, L.P. (“Princeton Administrators”) from 2001 to 2006; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.
				122 registered investment companies consisting of 168 portfolios	None
*  Mr. Doll is director, trustee or member of an advisory board of certain other investment companies for which BlackRock acts as investment advisor. Mr. Doll is an “interested person,” as described in the Investment Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors

Name, Address* & Age of Trustee	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Funds Overseen	Other Directorships Held by Trustee
Independent Trustees
David O. Beim (66)***	Trustee	Trustee since 2002
Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound U.S.A. from 1997 to 2001; Chairman of Wave Hill, Inc. since 1990; Trustee of Phillips Exeter Academy from 2002 to present.
				17 registered investment companies consisting of 24 portfolios	None
James T. Flynn (67)	Trustee	Trustee since 1995	Chief Financial Officer of J.P. Morgan & Co., Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995.	17 registered investment companies consisting of 24 portfolios	None
W. Carl Kester (55)	Trustee	Trustee since 1995
Mizuho Financial Group Professor of Finance, Harvard Business School, Unit Head, Finance since 2005; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, 1999 to 2005, Member of the faculty of Harvard Business School since 1981. Independent Consultant since 1978.
				17 registered investment companies consisting of 24 portfolios	None
Karen P. Robards (56)****	Trustee	Trustee since 2002
President of Robards & Company, a financial advisory firm since 1987; formerly an investment banker with Morgan Stanley for more than ten years; Director of Enable Medical Corp. from 1996 to 2005; Director of AtriCure, Inc. since 2000; Director of CineMuse Inc. from 1996 to 2000; Director of the Cooke Center for Learning and Development, a not-for-profit organization, since 1987.
				17 registered investment companies consisting of 24 portfolios	AtriCure, Inc. (medical devices)
* The address of each non-interested Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
** Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
*** Chairman of Audit Committee.
**** Chair of the Board of Trustees.

TRUSTEES AND OFFICERS — Continued

Name & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Funds Overseen	Public Directorships
Fund Officers*
William M. Breen (52)	Treasurer	Treasurer since 1990	Vice President of BlackRock since 2006; Vice President of MLIM from 1993 to 2006 and Vice President of FAMD since 1990.	2 registered investment companies consisting of 5 portfolios	None
Barry F.X. Smith (41)	Senior Vice President	Senior Vice President since 2001	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2001 to 2006; Director of MLIM from 1999 to 2001; Vice President of MLIM from 1996 to 1999; Employee of FAMD since 1987.	2 registered investment companies consisting of 5 portfolios
Donald C. Burke (46)	Vice President	Vice President since 1993
Managing Director of BlackRock since 2006; First Vice President of MLIM and FAM from 1997 to 2006 and Treasurer thereof from 1999 to 2006; Senior Vice President and Treasurer of Princeton Services from 1999 to 2006 and Director from 2004 to 2006; Vice President of FAM Distributors, Inc. (“FAMD”) from 1999 to 2006 and Director from 2004 to 2006; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
				129 registered investment companies consisting of 175 portfolios	None
John Ng (53)	Vice President and Portfolio Manager	Vice President since 1993	Director of BlackRock since 2006; Director of MLIM from 2000 to 2006; Vice President of MLIM from 1984 to 2000.	10 registered investment companies consisting of 6 portfolios	None
Kevin Schiatta (51)	Vice President and Portfolio Manager	Vice President since 1994	Director of BlackRock since 2006; Director of MLIM from 2000 to 2006; Vice President of MLIM from 1985 to 2000.	2 registered investment companies consisting of 1 portfolios	None
Jeffrey Hiller (55)	Chief Compliance Officer	Chief Compliance Officer since 2004
Managing Director and Fund Chief Compliance Officer of BlackRock since 2006; Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance Officer of the IQ since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange Commission’s Division of Enforcement in Washington, D.C. from 1990 to 1995.
				129 registered investment companies consisting of 175 portfolios	None
Alice A. Pellegrino (46)	Secretary	Secretary since 2004
Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from 1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from 2004 to 2006.
				122 registered investment companies consisting of 168 portfolios	None
* Officers of the Trust serve at the pleasure of the Board of Trustees.
Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-225-1576.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISTRIBUTORS
BlackRock Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

FAM Distributors, Inc.
One Financial Center, 23rd Floor
Boston, Massachusetts 02111

INVESTMENT ADVISER
BlackRock Advisors, LLC
Administrative Offices:
100 Bellevue Parkway
Wilmington, Delaware 19809
Mailing Address:
P.O. Box 9011
Princeton, New Jersey 08543-9011
(800) 221-7210

SUB-ADVISER
BlackRock Institutional Management Corporation
100 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIAN & TRANSFER AGENT
State Street Bank & Trust Company
P.O. Box 8118
Boston, Massachusetts 02266-8118

LEGAL COUNSEL
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Funds seek to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in the Funds. Statements and other information herein are as dated and subject to change.

#47797

Item 2 –	Code of Ethics - Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Schedule of Investments – Not Applicable

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – Not Applicable

Item 11 –	Controls and Procedures

11(a) –

The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Funds for Institutions Series and Master Institutional Money Market Trust

By:	/s/ Robert C. Doll, Jr. Robert C. Doll, Jr., Chief Executive Officer of Merrill Lynch Funds for Institutions Series and Master Institutional Money Market Trust

Date: January 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert C. Doll, Jr. Robert C. Doll, Jr., Chief Executive Officer of Merrill Lynch Funds for Institutions Series and Master Institutional Money Market Trust

Date: January 3, 2007

By:	/s/ William M. Breen William M. Breen, Chief Financial Officer of Merrill Lynch Funds for Institutions Series and Master Institutional Money Market Trust

Date: January 3, 2007